                                                                    EXHIBIT 10.1

                        SERIES B CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT


     THIS AGREEMENT made as of the 22nd day of December, 1995, by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); the several investors named on the Schedule of Investors attached hereto (individually, an "Initial Investor", and collectively, the "Initial Investors"); such additional investors as may be identified on such addenda to the Schedule of Investors as may be agreed upon by the Corporation and such additional investors in accordance with the terms of this Agreement (individually, an "Additional Investor", and collectively, the "Additional Investors") (the Initial Investors and the Additional Investors being hereinafter sometimes referred to individually as an "Investor" and collectively as the "Investors"); and, solely for purposes of Section 8.1 hereof, Hubert Koster, Nola E. Masterson, and Robert
E. Patterson (individually a "Founder" and collectively the "Founders).

     WHEREAS, the Investors wish to purchase from the Corporation, and the Corporation wishes to sell to the Investors, up to an aggregate of 3,333,333 shares of the Corporation's Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred");

     WHEREAS, pursuant to that certain Stock Purchase Agreement dated May 26, 1994 (the "Original Purchase Agreement") the Corporation granted certain rights of first refusal to certain of the Initial Investors and the Founders, and the Corporation, such Initial Investors and the Founders now desire to replace such rights of first refusal in the Original Purchase Agreement with the rights of first refusal set forth in Section 8.1 hereof;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

     SECTION 1.  Amendment of Certificate of Incorporation.  Immediately prior
     ---------   -----------------------------------------
to the execution and delivery of this Agreement, the Corporation filed with the Secretary of State of Delaware a Certificate of Amendment (the "Certificate of Amendment"), a copy of which is attached hereto as Exhibit 1, to its Certificate of Incorporation (the Certificate of Incorporation of the Corporation, as amended by the Certificate of Amendment and in effect on the date hereof being hereinafter referred to as the "Certificate of Incorporation"), for the purpose of increasing and amending the authorized capital stock of the Corporation and setting forth the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed upon the capital stock of the Corporation or the holders thereof.

     SECTION 2.  Purchase and Sale of the Series B Preferred.
     ---------   -------------------------------------------

          2.1  Initial Shares.  Subject to the terms and conditions of this
               --------------
Agreement, at the Initial Closing (as defined in Section 3.1), the Corporation agrees to issue and sell an aggregate of 2,333,333 shares of Series B Preferred (the "Initial Shares") to the Initial Investors, and each Initial Investor, acting severally and not jointly, hereby agrees to purchase from the Corporation the number of Initial Shares set forth opposite the name of such Initial Investor on the Schedule of Investors, at the purchase price of $1.50 per share and at the aggregate purchase price set forth opposite the name of such Initial Investor on the Schedule of Investors.

          2.2  Additional Shares.  Subject to the terms and conditions of this
               -----------------
Agreement, from time to time after the Initial Closing, but on or before January 31, 1996, the Corporation hereby agrees to issue and sell up to an aggregate of 1,000,000 shares of Series B Preferred (the "Additional Shares") to one or more Additional Investors who enter into this Agreement by executing one or more counterparts hereof. By executing such a counterpart, each such Additional Investor shall agree to purchase that number of Additional Shares as may be set forth opposite its name on such addenda to the Schedule of Investors which may be agreed upon between the Corporation and each such Additional Investor, at the purchase price of $1.50 per share and at the aggregate purchase price set forth opposite such Additional Investor's name on such addenda. Each such addendum shall be executed by the Corporation and each such Additional Investor, a copy of each such addendum shall be delivered to each Investor, and each such addendum shall be deemed a part of this Agreement ab initio. Initial Investors
                                                  -- ------
may become Additional Investors.

     The Initial Shares and the Additional Shares are referred to collectively hereinafter as the "Shares".

     SECTION 3.  Closings.
     ---------   --------

          3.1  Initial Closing.  The closing of the sale and purchase of the
               ---------------
Initial Shares (the "Initial Closing") shall take place simultaneously with the execution of this Agreement at the offices of Foley, Hoag & Eliot, One Post Office Square, Boston, Massachusetts 02109, on December 22, 1995 (the "Initial Closing Date"), or at such other location, date and time as may be agreed upon between the Initial Investors and the Corporation. At the Initial Closing, the Corporation shall issue and deliver to each Initial Investor a certificate or certificates registered in the name of such Initial Investor, representing the Initial Shares being purchased by it at the Initial Closing, against payment by such Initial Investor to the Corporation of the purchase price therefor in the form of (a) a check payable to the order of the Corporation, (b) a wire transfer to the account of the Corporation, (c) cancellation of indebtedness of the Corporation to such Investor or an affiliate of such Investor, (d) conversion of convertible promissory notes issued by the Corporation to such Investor or an affiliate of such Investor, or (e) any Combination of (a), (b), (c) and (d) above.

          3.2  Additional Closings.  The closings of the sale and purchase of
               -------------------
the Additional Shares under this Agreement (the "Additional Closings") shall take place at such time, date and place as are mutually agreeable to the Corporation and any Additional Investor, but such Additional Closings, if any, shall take place on or before January 31, 1996. At the Additional Closings, the Corporation shall issue and deliver to each Additional Investor a certificate or certificates registered in the name of such Additional Investor, representing the Additional Shares being purchased by it at the Additional Closing, against payment by such Additional Investor to the Corporation of the purchase price therefor in the form of (a) a check payable to the order of the Corporation, (b) a wire transfer to the account of the Corporation, (c) cancellation of indebtedness of the Corporation to such Additional Investor, (d) conversion of convertible promissory notes issued by the Corporation to such Additional Investor, or (e) any combination of (a), (b), (c) and (d) above.

     SECTION 4.  Representations and Warranties of the Corporation.  The
     ---------   -------------------------------------------------
Corporation hereby represents and warrants to the Investors as follows:

          4.1  Organization.  The Corporation is a corporation duly organized,
               ------------
validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. Except as set forth in Exhibit 4.1, the Corporation is duly qualified as a foreign
             -----------
corporation and is in good standing in all such other jurisdictions (which jurisdictions are listed in Exhibit 4.1) in which the conduct of its business or
                            -----------
its ownership or leasing of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a materially adverse effect on the Corporation's operations or financial condition. Exhibit
                                                                        -------
4.1 contains true, complete and accurate copies of the Certificate of
---
Incorporation and the By-Laws, as amended to date, of the Corporation (the "ByLaws").

          4.2  Capitalization.  The entire authorized capital stock of the
               --------------
Corporation consists of:

          (a) 5,726,700 shares of Common Stock, par value $.001 per share (the "Common Stock");

          (b) 1,650,000 shares of Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred"); and

          (C)  3,376,666 shares of Series B Preferred.

     The number of shares of Common Stock and Series A Preferred that are issued and outstanding or held as treasury shares as of the date hereof is as set forth in Exhibit 4.2. All issued and outstanding shares of Common Stock and Series A
   -----------
Preferred are validly issued, fully paid and nonassessable. The number of shares of Common Stock reserved for issuance upon the exercise of options granted and to be granted, and upon conversion of the Series A Preferred and the Series B Preferred, is as set forth in Exhibit 4.2. Prior to the Initial
                                       -----------
Closing, no shares of Series B Preferred were issued or outstanding.
Immediately following the Initial Closing, 2,333,333 shares of Series B Preferred (the "Initial Shares") will be issued and outstanding and held by the Initial Investors, and 1,000,000 shares of Series B Preferred (the "Additional Shares") will be reserved for issuance at the Additional Closings.

     Exhibit 4.2 contains a list of all holders of capital stock of the
     -----------
Corporation and options, warrants or rights to purchase such capital stock, in each case including the number of shares of capital stock held by, or subject to purchase pursuant to the exercise of any option, warrant or right held by, each such holder. Except as set forth in Exhibit 4.2, there are no outstanding
                                     -----------
shares of capital stock of the Corporation or warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock or other securities of the Corporation. Except as set forth in Exhibit 4.2, the number of shares of capital stock, if any,
                -----------
reserved for issuance in connection with the securities described in the immediately preceding sentence is not subject to adjustment by reason of the issuance of the Shares or the Reserved Shares (as defined in Section 4.16). Except as set forth in Exhibit 4.2, there are no preemptive or similar rights to
                       -----------
purchase or otherwise acquire shares of capital stock of the Corporation pursuant to any provision of law, the Certificate of Incorporation or the By-Laws or any agreement to which the Corporation is a party, or otherwise, and except as set forth in the Voting Agreement described in Section 6.6 of this Agreement, there is no agreement, restriction or encumbrance with respect to the sale or voting of any shares of the Corporation's capital stock (whether outstanding or issuable upon conversion or exercise of outstanding securities).

          4.3  Equity Investments.  Except as set forth on Exhibit 4.3, the
               ------------------                          -----------
Corporation does not currently have any subsidiaries nor currently own any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity.

          4.4  Financial Statements.  Attached as Exhibit 4.4A are the unaudited
               --------------------               ------------
balance sheet for the Corporation as of December 31, 1994, and the related unaudited statement of income for the year ending December 31, 1994. Attached as Exhibit 4.4B are the unaudited balance sheet of the Corporation as of October
   ------------
31, 1995 (the "Balance Sheet"), and the related unaudited statement of income for the ten-month period ended October 31, 1995. (October 31, 1995 is hereinafter sometimes referred to as the "Balance Sheet Date.") The December 31, 1994 and October 31, 1995 financial statements are in accordance with the books and records of the Corporation and present fairly the financial position and results of operations of the Corporation as of the dates and for the periods indicated.

          4.5  Absence of Undisclosed Liabilities.  Except as set forth in
               ----------------------------------
Exhibit 4.5 or as reflected in the Balance Sheet, at the Balance Sheet Date (a)
-----------
the Corporation had no material liabilities of any nature (matured or unmatured, fixed or contingent) of a type required by generally accepted accounting principles to be disclosed on a balance sheet of the Corporation which were not so disclosed; (b) all reserves established by the Corporation and set forth in the Balance Sheet were adequate; and (c) there were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which were not adequately disclosed in the Balance Sheet as required by such Statement No. 5.

          4.6  Absence of Changes.  Except as set forth in Exhibit 4.6, since
               ------------------                          -----------
the Balance Sheet Date there has not been (a) any material adverse change in the financial condition, results of operations, assets, liabilities, business or prospects of the Corporation, (b) any material asset or property of the Corporation made subject to a lien of any kind, (c) any waiver of any valuable right of the Corporation, or the cancellation of any debt or claim held by the Corporation, (d) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Corporation, or any agreement or commitment therefor, (e) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Corporation, except in the ordinary course of business, (f) any loan by the

Corporation to, or any loan to the Corporation from, any officer, director, employee or stockholder of the Corporation, or any agreement or commitment therefor, (g) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of the Corporation, or (h) any change in the accounting methods or practices followed by the Corporation.

          4.7  Encumbrances.  Except as set forth in Exhibit 4.7, the
               ------------                          -----------
Corporation has good title to all of its property and assets, real, personal or mixed, tangible or intangible, free and clear of all liens, security interests, charges and other encumbrances of any kind.

          4.8  Intellectual Property Rights.  Except in each case as set forth
               ----------------------------
in Exhibit 4.8:
   -----------

          (a) the Corporation owns or has the right to use all Intellectual Property Rights (as hereinafter defined) necessary or required for the conduct of its business as presently conducted or as proposed to be conducted, which Intellectual Property Rights are identified in said Exhibit 4.8;
                                                    -----------

          (b) to the Corporation's knowledge, no royalties or other amounts are payable by the Corporation to other persons by reason of the ownership or use of said Intellectual Property Rights; and

          (c) to the Corporation's knowledge, no product marketed or sold or proposed to be marketed or sold by the Corporation violates or will violate any license or infringes any Intellectual Property Rights of another, nor has the Corporation received any notice that any of such Intellectual Property Rights or the operation or proposed operation of the Corporation's business conflicts or will conflict with the rights of others.

As used herein, the term "Intellectual Property Rights" means all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, proprietary processes and formulae, applications for patents, trademarks, service marks and copyrights, and other industrial and intellectual property rights.

          Dr. Hubert Koster has entered into an agreement with the Company relating to protection of proprietary information and invention assignment in the form included in Exhibit 4.8.
                     -----------

          4.9  Litigation.  There is no action, suit, claim, proceeding or
               ----------
investigation, at law, in equity or otherwise, or by or before any governmental instrumentality or other agency, now pending, or, to the Corporation's knowledge, threatened against the Corporation.

          4.10 No Defaults.  The Corporation is not in violation or breach of,
               -----------
or in default under, any provision of (a) the Certificate of Incorporation or the By-Laws or (b) except where any such violation, breach or default would not have a material adverse effect on the Corporation, any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Corporation is a party or by which it or any of its property is bound or affected or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body. To the Corporation's knowledge, there exists no condition, event or act which after notice, lapse of time, or both, would constitute a violation or breach of, or a default under, any of the foregoing.

          4.11  Employment of Officers, Employees and Consultants.  No third
                -------------------------------------------------
party may assert any valid claim against the Corporation, any Investor, or any Designated Person (as hereinafter defined) with respect to (a) the continued employment by or association with the Corporation of any of the present officers or employees of, or consultants to, the Corporation (collectively, the "Designated Persons"), or (b) the use or disclosure by the Corporation or any Designated Person of any information which the Corporation or any Designated Person would be prohibited from using or disclosing under any prior agreements or arrangements or under any laws, including, without limitation, laws applicable to unfair competition, trade secrets or proprietary information.

          4.12  Taxes.  The Corporation has filed all Federal, state, local and
                -----
foreign tax returns which are required to be filed by it and all such returns are true and correct. The Corporation has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party, except, in each case, for those which are not yet due and payable pursuant to such returns.

          4.13  Agreements.  Except as set forth in Exhibit 4.13, the
                ----------                          ------------
Corporation is not a party to any written or oral (a) contract with any labor union; (b) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements; (c) contract for the employment of any officer, individual employee or other person or any contract with any person on a consulting basis;
(d) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others; (e) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing a lien on any assets of the Corporation; (f) guaranty of any obligation for borrowed money or otherwise; (g) lease or agreement under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party; (h) lease or agreement under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation;
(i) license or lease agreement with respect to any Intellectual Property Rights;
(j) agreement or other commitment for capital expenditures in excess of $25,000; or (k) contract, agreement or commitment under which the Corporation is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party. Except as set forth in Exhibit 4.13, the Corporation is not
                                         ------------
engaged in any negotiations which could lead to any such contract, agreement, arrangement, understanding or commitment. The Corporation has furnished to the Investors true and correct copies of all such agreements, and other documents requested by the Investors or its authorized representatives.

          4.14  Compliance.  The Corporation has complied in all material
                ----------
respects with all Federal, state, local or foreign laws applicable to its business. The Corporation has all Federal, state, local and foreign governmental licenses, registrations and permits material to or necessary for the conduct of its business, and such licenses, registrations and permits are in full force and effect and there have been no violations in any material respect of any such licenses, registrations or permits. No proceeding is pending or, to the Corporation's knowledge, threatened, to revoke or limit any thereof.

          4.15  Insurance.  Exhibit 4.15 sets forth each insurance policy
                ---------   ------------
(specifying the insurer, the amount of coverage, the type of insurance, the policy number, the expiration date, the annual premium and any pending claims thereunder) maintained by the Corporation on its properties, assets, business or personnel. The insurance maintained by the Corporation on its properties, assets, business and personnel is in amounts deemed adequate by the Corporation, is in accordance with the standards of the industry in which the Corporation operates, and is under policies currently in effect and issued by insurers of recognized responsibility.

          4.16  Authorization of this Agreement.  The execution, delivery and
                -------------------------------
performance by the Corporation of this Agreement, the Registration Rights Agreement of even date herewith by and among the Corporation and the Investors in the form of Exhibit 4.16A (the "Registration Rights Agreement") and the
               -------------
Voting Agreement of even date herewith by and among the parties hereto in the form of Exhibit 4.16B (the "Voting Agreement"; this Agreement, the Registration
        -------------
Rights Agreement and Voting Agreement are herewith referred to collectively as the "Transaction Documents") have been duly authorized by all requisite corporate action. The Transaction Documents have been duly executed and delivered on behalf of the Corporation and constitute the valid and binding obligations of the Corporation, enforceable in accordance with their respective terms. The execution, delivery and performance of the Transaction Documents, the issuance, sale and delivery of the Shares and the shares of Common Stock issuable upon conversion of the Shares (the "Reserved Shares"), and compliance with the provisions hereof and thereof by the Corporation, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation under, the Certificate of Incorporation or By-Laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Corporation is a party or by which it or any of its property is bound or affected.

          4.17  Authorization of Shares.  The issuance, sale and delivery
                -----------------------
hereunder by the Corporation of the Shares have been duly authorized by all requisite corporate action, and when so issued, sold and delivered, the Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

          4.18  Authorization of Reserved Shares.  The issuance, sale and
                --------------------------------
delivery by the Corporation of the Reserved Shares have been duly authorized by all requisite corporate action of the Corporation, and the Reserved Shares have been duly reserved for issuance upon conversion of all or any of the Shares, and when so issued and delivered upon conversion of any of the Shares, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

          4.19  Related Transactions.  Except as set forth in Exhibit 4.19, no
                --------------------                          ------------
director, officer or employee of the Corporation nor any "associate" (as defined in the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")) of any such person is indebted to the Corporation, nor is the Corporation indebted (or committed to make loans or extend or guarantee credit) to any such person, nor is any such person a party to any transaction (other than as an employee or consultant) with the Corporation providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to, any such person.

          4.20  No Governmental Consent or Approval Required.  Except as set
                --------------------------------------------
forth in Exhibit 4.20, no authorization, consent, approval or other order of,
         ------------
declaration to, or filing with, any governmental agency or body is required to be made or obtained by the Corporation for or in connection with the valid and lawful authorization, execution and delivery by the Corporation of the Transaction Documents, for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Shares or for or in connection with the valid and lawful authorization, reservation, issuance, sale and delivery of the Reserved Shares, except such exemptive filings as are required to be made under applicable securities laws and have been and shall be made on a timely basis.

          4.21  Registration Rights.  Except as contemplated by the Registration
                -------------------
Rights Agreement, no person has any right to cause the Corporation to effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any shares of Common Stock, Series A Preferred or any other securities of the Corporation.

          4.22  Exemptions from Securities Laws.  Subject to the accuracy of the
                -------------------------------
representations and warranties of the Investors set forth in Section 5 hereof, the provisions of Section 5 of the Securities Act are inapplicable to the offering, issuance, sale and delivery of the Shares and the Reserved Shares, and no consent, approval, qualification or registration or filing under any state securities laws is required in connection therewith, except such exemptive filings as are required to be made under applicable securities laws and have been and shall be made on a timely basis.

          4.23  Commitments from German Government.  Exhibit 4.23 accurately
                ----------------------------------   ------------
describes certain commitments from certain German governmental authorities made with respect to the Corporation and its subsidiary Sequenom Instruments GmbH.

     SECTION 5.  Representations and Warranties of the Investors.  Each
     ---------   -----------------------------------------------
Investor, severally and not jointly, represents and warrants to the Corporation as follows:

          5.1   Organization. Such Investor is an entity duly organized, validly
                ------------
existing and in good standing under the laws of the jurisdiction of its organization, with all requisite power and authority to own and lease its properties, to carry on its business, and to carry out the transactions contemplated hereby.

          5.2  Purchase for Investment.  Such Investor is acquiring the Shares,
               -----------------------
and, in the event such Investor should acquire Reserved Shares upon conversion of the Shares, such Investor will be acquiring the Reserved Shares, for its own account, for investment and not for, with a view to, or in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

          5.3  Unregistered Securities; Legend.  Such Investor understands that
               -------------------------------
the Shares have not been, and the Reserved Shares will not be, registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, and that they must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. Such Investor further understands that such exemption depends upon, among other things, the bona fide nature of such
                                                     ---- ----
Investor's investment intent expressed herein. Such Investor acknowledges that the certificates for the Shares and the Reserved Shares shall bear a legend to such effect, and appropriate stock transfer instructions may be issued.

          5.4  Status of the Investors.  Such Investor has not been formed for
               -----------------------
the specific purpose of acquiring Shares or Reserved Shares pursuant to this Agreement. Such Investor understands the term "accredited investor," as used in Regulation D promulgated under the Securities Act and represents and warrants to the Corporation that such Investor is an "accredited investor" for purposes of acquiring Shares and Reserved Shares.

          5.5  Knowledge and Experience; Economic Risk.  Such Investor has
               ---------------------------------------
sufficient knowledge and experience it business and financial matters and with respect to investment in securities of privately held companies so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is capable of protecting its interest in connection with this transaction. Such Investor is able to bear the economic risk of such investment, including a complete loss of the investment.

          5.6  Access to Information.  Such Investor acknowledges that such
               ---------------------
Investor and its representatives have had the opportunity to ask questions and receive answers from officers and representatives of the Corporation concerning the transactions contemplated by this Agreement, and to obtain any additional information which the Corporation possesses or can acquire that is necessary to verify the accuracy of the information regarding the Corporation herein set forth or otherwise desired in connection with its purchase of the Shares and the Reserved Shares.

          5.7  Authorization.  The execution, delivery and performance by such
               -------------
Investor of this Agreement have been duly authorized by all requisite action of such Investor and its partners or equity holders. This Agreement has been duly executed and delivered on behalf of such Investor and constitutes the valid and binding obligation of such Investor, enforceable in accordance with its terms. The execution, delivery and performance of the Transaction

Documents, the purchase of the Shares and the Reserved Shares, and compliance with the provisions hereof and thereof by such Investor, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, such Investor's charter, by-laws, partnership agreement or other organizational document, or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which such Investor is a party or by which it or any of its property is bound or affected.

          5.8  No Governmental Consent or Approval Required.  No authorization,
               --------------------------------------------
consent, approval or other order of, or declaration to, or filing with, any governmental agency or body is required to be made or obtained by such Investor for or in connection with the valid authorization, execution and delivery by such Investor of the Transaction Documents or for the valid purchase by such Investor of the Shares to be sold to it hereunder or for or in connection with the valid issuance to such Investor of any Reserved Shares.

          5.9  Rule 144.  Such Investor understands that the exemption from
               --------
registration afforded by Rule 144 (the provisions of which are known to such Investor) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act depends upon the satisfaction of various conditions, that such exemption is not currently available and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

     SECTION 6.  Conditions Precedent to Closing by the Investor.  The
     ---------   -----------------------------------------------
obligation of each Investor to purchase and pay for the Shares being purchased by such Investor at the initial Closing or any Additional Closing (each a "Closing") is subject to satisfaction (or waiver by the Investor) of the following conditions precedent at or before such Closing:

          6.1  Corporate Proceedings.  All corporate and other proceedings to be
               ---------------------
taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident to such transactions shall be satisfactory in form and substance to the Investors and their counsel, who shall have received all such originals or certified or other copies of such documents as they may reasonably request.

          6.2  Representations and Warranties Correct.  The representations and
               --------------------------------------
warranties made by the Corporation in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects at the time of such Closing with the same force and effect as if they had been made at and as of the time of such Closing.

          6.3  Compliance with Covenants.  The corporation shall have duly
               -------------------------
complied with and performed all covenants and agreements of the Corporation herein which are required to be complied with and performed at or before such Closing.

          6.4  Certificate of Compliance.  The Corporation shall have provided
               -------------------------
to each of the Investors purchasing Shares at such Closing a certificate, dated the date of such Closing, in form and substance reasonably satisfactory to such Investor, confirming compliance with the conditions set forth it Sections 6.2 and 6.3.

          6.5  Opinion of Counsel.  At such Closing, each of the Investors
               ------------------
purchasing Shares at such Closing shall have received from Foley, Hoag & Eliot, counsel for the Corporation, an opinion addressed to such Investors, dated the date of the Closing, to the effect set forth in Exhibit 6.5.
                                                -----------

          6.6  Related Agreements and Documents.  At or before such Closing, the
               --------------------------------
parties thereto shall have executed and delivered the Registration Rights Agreement and the Voting Agreement, the Corporation and each of the Founders shall have executed and delivered a Stock Restriction Agreement in the form of
Exhibit 6.6 hereto (each a "Stock Restriction Agreement"), and the Corporation
-----------
shall have delivered to the Investors such other documents as they shall reasonably request.

          6.7  Blue Sky Matters.  All consents, approvals, qualifications,
               ----------------
registrations and filings required to be obtained or effected under any applicable state securities or "blue sky" laws in connection with the issuance, sale and delivery of the Shares prior to the sale of the Shares shall have been obtained or effected and copies of the same delivered to each of the Investors.

          6.8  Purchase by Other Investors.  All of the Initial Shares shall
               ---------------------------
have been purchased and paid for at the Initial Closing.

    SECTION 7. Financial Reports.  Subject to the limitations set forth in
    ---------  -----------------
Section 7.6, the Corporation agrees to furnish each of the Investors and any transferee to which any Investor transfers at least 100,000 Shares (a "Series B Transferee") with the following:

          7.1  Quarterly and Monthly Reports.  Within 45 days after the end of
               -----------------------------
each month and each fiscal quarter, an unaudited financial report of the Corporation, which report shall be prepared in accordance with generally accepted accounting principles consistently applied (except that the financial report may (i) be subject to normal year-end audit adjustments neither individually nor in the aggregate material and (ii) not contain all notes thereto which may be required in accordance with generally accepted accounting principles) and shall be certified by either the Chief Executive Officer or the Chief Financial officer of the Corporation to have been so prepared, and which shall include the following:

          (a) an income statement for such month or quarter, together with a cumulative income statement from the first day of the then-current fiscal year to the last day of such month or quarter;

          (b)  a balance sheet as of the last day of such month or quarter;

          (c)  a statement of cash flows for such month or quarter;

          (d) a comparison between the actual figures for such month or quarter, the comparable figures (with respect to the foregoing clauses (a) and (b) only) for the prior year (if any) and the comparable figures included in the Budget (as hereinafter defined) for such month or quarter, with an explanation of any material differences between them.

     The financial report for each fiscal quarter shall be accompanied by a report by the Chief Executive Officer of the Corporation explaining business developments and problems occurring during the quarter.

          7.2  Annual Reports.  Within 120 days after the end of each fiscal
               --------------
year of the Corporation, audited financial statements of the Corporation, which shall include an income statement for such fiscal year and a balance sheet as of the last day thereof, and statements of stockholders' equity and cash flows for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, certified by independent certified public accountants of recognized national standing satisfactory to the Investors, together with such accountants' annual management letter.

          7.3  Consolidated Financial Statements.  If for any period the
               ---------------------------------
Corporation shall have any subsidiary whose accounts are consolidated with those of the Corporation, then in respect of such period the financial statements delivered pursuant to the foregoing Sections 7.1 and 7.2 shall be the consolidated and consolidating financial statements of the Corporation and all such consolidated subsidiaries.

          7.4  Other Reports and Information.  Promptly upon becoming available:
               -----------------------------

               (a) copies of all financial statements, reports, notices, press releases, proxy statements and other documents sent by the Corporation to its stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Commission or any securities exchange; and

               (b) any other financial or other information available to management of the Corporation as any of the Investors shall have reasonably requested on a timely basis.

          7.5  Budgets and Operating Plans.  At least 30 days prior to the
               ---------------------------
beginning of each fiscal year of the Corporation, a monthly operating plan of the Corporation, with monthly breakdowns, for such fiscal year (the "Budget"). The Budget shall be accepted as the Budget for such fiscal year when it has been approved by the Board of Directors of the Corporation. The Budget shall be reviewed by the Corporation periodically and all changes therein and all material deviations therefrom which are proposed to be made by the Corporation shall be resubmitted to its Board of Directors and to each of the Investors in advance and shall be accepted when approved by, and the Corporation shall not make any such changes or material deviations to or from the Budget without such prior approval of, its Board of Directors. The Budget shall include an income statement, balance sheet and cash flow information.

          7.6  Limitations on Rights of Investors under Section 7.  The
               --------------------------------------------------
Corporation shall provide the information required by Sections 7.1 through 7.5 to each Investor and any Series B Transferee so long as such Investor or Series B Transferee shall own at least 200,000 shares of the Common Stock (including in such number shares of Common Stock issuable upon Conversion of Series B Preferred) appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like. The foregoing provisions of this
Section 7 to the contrary notwithstanding, the Investors shall not have any rights and the Corporation shall not have any obligations under the foregoing provisions of this Section 7 at such time that the Common Stock is registered under Section 12 of the Exchange Act.

    SECTION 8. Additional Agreements of the Corporation.
    ---------  ----------------------------------------

    8.1   Right of First Refusal.
          ----------------------

          (a)  Subject to the limitations set forth in paragraph (i) of this
Section 8.1 and in Section 8.9, the Corporation hereby grants to each Investor, each Founder, and any of their respective permitted assignees described in paragraph (j) of this Section 8.1 (each a "Right Holder") the right of first refusal to purchase, pro rata, all (or any part) of any New Securities (as defined in this Section 8.1(b)) that the Corporation may, from time to time, propose to sell or issue. Each such Right Holder's pro rata share, for purposes of this right of first refusal, is the ratio of (i) the number of shares of Common Stock then held of record by, or issuable on conversion of Series B Preferred or Series A Preferred (together, "Preferred Stock") then held of record by, such Right Holder to (ii) the sum of the total number of shares of the Common Stock issued and outstanding plus the total number of shares of Common Stock issuable upon conversion of the Preferred Stock, in each case at such time (the "Basic Amount").

          (b) "New Securities" shall mean any equity securities of the Corporation, whether now authorized or not, and rights, options, or warrants to purchase said equity securities, and securities of any type whatsoever that are, or may become, convertible into said equity securities; provided, however, that
                                                        --------  -------
"New Securities" does not include (i) securities offered to the public pursuant to a registration statement filed under the Securities Act, the gross proceeds to the Corporation from the sale of which would equal or exceed $10,000,000;
(ii) securities issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization whereby the Corporation acquires not less than 51% of the voting power of such corporation; (iii) up to 700,000 shares (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like) of Common Stock (or related options) issued to employees, officers or other persons performing services for the Corporation pursuant to any stock offering, plan or arrangement approved by the Board of Directors of the Corporation, which number may be adjusted upward by the affirmative vote of two-thirds of the whole Board of Directors; (iv) securities issued in connection with any stock split, stock dividend or recapitalization by the Corporation; (v) shares of Common Stock issued upon conversion of the Shares; (vi) securities issuable upon exercise or conversion of any rights, options, warrants or convertible securities outstanding on the date of this Agreement; (vii) securities issued to any financial institution in connection with a loan transaction approved by the Board of Directors of the Corporation; (viii) securities issued to vendors or customers or to other persons in similar commercial situations with the Corporation, provided such issuance is approved by the Board of Directors of the Corporation; (ix) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person involved in the financing, provided such issuance is approved by the Board of Directors of the Corporation; or (x) any right, option or warrant to acquire any security convertible into securities excluded from the definition of New Securities pursuant to clauses (i) through (ix) above.

          (c) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange any New Securities unless the Corporation shall deliver to each Right Holder a written notice of any proposed or intended issuance, sale or exchange of New Securities (the "Offer"), which Offer shall (i) identify and describe the New Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the New Securities to be issued, sold or exchanged, (iii) identify the persons or entities to which or with which the New Securities are to be offered, issued, sold or exchanged and
(iv) offer to issue and sell to or exchange with such Right Holder (a) such Right Holder's Basic Amount, and (b) any additional portion of the New Securities as such Right Holder shall indicate it will purchase or acquire should the other Right Holders subscribe for less than their Basic Amounts (the "Undersubscription Amount"). Each Right Holder shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of New Securities described above. The Offer by its terms shall remain open and irrevocable for such 30-day period.

          (d) To accept an Offer, in whole or in part, a Right Holder must deliver a written notice to the Corporation prior to the end of the 30-day period of the Offer, setting forth the portion of the Right Holder's Basic Amount that such Right Holder elects to purchase and, if such Right Holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Right Holder elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Right Holders are less than the total New Securities, then each Right Holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for
--------  -------
exceed the difference between the New Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Right Holder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Right Holder bears to the total Undersubscription Amounts subscribed for by all Right Holders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

          (e) In the event that Notices of Acceptance are not given by the Right Holders in respect of all the New Securities, the Corporation shall have 90 days from the expiration of the period set forth in paragraph (c) above to issue, sell or exchange all or any part of such New Securities as to which a Notice of Acceptance has not been given by the Right Holders (the "Refused Securities"), but only to the offerees or purchasers and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are described in the Offer.

          (f) In the event the Corporation shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in paragraph (e) above), then each Right Holder may, at its sole option and in its sole discretion, reduce the number or amount of the New Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the New Securities that the Right Holder elected to purchase pursuant to paragraph (d) above multiplied by a fraction,
(i) the numerator of which shall be the number or amount of New Securities the Corporation actually proposes to issue, sell or exchange (including New Securities to be issued or sold to Right Holders pursuant to paragraph (d) above prior to such reduction) and (ii) the denominator of which shall be the amount of all New Securities. In the event that any Right Holder so elects to reduce the number or amount of New Securities specified in its Notice of Acceptance, the Corporation may not issue, sell or exchange more than the reduced number or amount of the New Securities unless and until such securities have again been offered to the Right Holders in accordance with paragraph (c) above.

          (g) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Right Holders shall acquire from the Corporation, and the Corporation shall issue to the Right Holders, the number or amount of New Securities specified in the Notices of Acceptance, as reduced pursuant to paragraph (f) above if the Right Holders have so elected, upon the terms and conditions specified in the Offer. The purchase by the Right Holders of any New Securities is subject in all cases to the preparation, execution and delivery by the Corporation and the Right Holders of a purchase agreement relating to such New Securities reasonably satisfactory in form and substance to the Right Holders and their respective counsel.

          (h) Any New Securities not acquired by the Right Holders or other persons in accordance with paragraph (e) above may not be issued, sold or exchanged until they are again offered to the Right Holders under the procedures specified in this Agreement.

          (i) This right of first refusal shall run to each Investor, each Founder and any of their respective permitted assignees under paragraph (j) of this Section 8.1 only for so long as they hold the following number of shares of Common Stock (including in such number shares of Common Stock issuable upon conversion of Preferred Stock):

               (i) in the case of the Founders, the Investors who were parties to the Original Purchase Agreement and their permitted assignees, 50,000 shares; and

               (ii) in the case of all other Investors and their permitted assignees, 200,000 shares.

          (j)  This right of first refusal may be assigned, in whole or in part,
(i) to any Affiliate (as hereinafter defined) of any Right Holder or (ii) to any assignee who acquires not less than 50,000 shares of Common Stock in the case of an assignment from assignor described in clause (i) of paragraph (i) of this
Section 8.1, or 200,000 shares of Common Stock in the case of an assignment from an assignor described in clause (ii) of paragraph (i) of this Section 8.1 (in each case, including in such number shares of Common Stock issuable upon conversion of Preferred Stock and appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like). As used in this Section, an Affiliate of a Right Holder shall mean any partner of the Right Holder that is a partnership or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Right Holder.

          (k) This Section 8.1 shall supersede and replace Section 8 of the Original Purchase Agreement, which Section 8 shall no longer have any force or effect.

     8.2  Keeping of Records and Books of Account.  The Corporation shall keep,
          ---------------------------------------
and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Corporation and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     8.3  Insurance.  The Corporation will do or cause to be done all things
          ---------
necessary to preserve and maintain in full force and effect fire and casualty insurance policies, with extended coverage, on its properties, assets, business and personnel, in amounts deemed adequate by the Corporation, and in accordance with the standards of the industry in which the Corporation operates, sufficient in amount to allow it to replace any of its properties which might be damaged or destroyed.

     8.4  Key Man Life Insurance.  The Corporation shall use its best efforts to
          ----------------------
obtain and thereafter maintain in force a policy of life insurance, naming the Corporation as beneficiary, on the life of Dr. Hubert Koster, in the amount of US$1,000,000, once Dr. Koster becomes an employee of the Corporation.

     8.5  Maintenance of Corporate Existence, etc.  The Corporation will do or
          ---------------------------------------
cause to be done all reasonable things necessary to preserve and keep in full force and effect its existence and all of its rights (charter and statutory), subject in all cases to the exercise by the Board of Directors of the Corporation of their fiduciary obligations. The Corporation shall comply in all respects with the provisions of its Certificate of Incorporation and By-laws.

     8.6  Maintenance of Facilities.  The Corporation will cause all facilities
          -------------------------
owned or leased in the conduct of its business to be maintained and kept in good condition and repair and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Corporation may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times;
provided, however, that nothing in this Section shall prevent the Corporation
--------  -------
from discontinuing the lease or maintenance of any such facilities if such discontinuance is, in the good faith judgment of the Board of Directors of the Corporation, desirable in the conduct of its business and would not have a material adverse effect on the Corporation.

     8.7  Payment of Taxes.  The Corporation will pay or discharge or cause to
          ----------------
be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Corporation or upon the income, profits or property of the Corporation; and (2) all material liabilities of the Corporation; provided, however, that the Corporation shall not be required to
             --------  -------
pay or discharge or cause to be paid or discharged any such tax assessment, liability, or charge, whose amount, applicability or validity is being contested in good faith by appropriate proceedings if adequate reserves therefor have been established in accordance with generally accepted accounting principles.

     8.8  Compliance with Applicable Laws.  The Corporation shall conduct its
          -------------------------------
business in compliance in all material respects with all laws and valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

     8.9  Limitation On Rights of Investors.  The rights of Right Holders under
          ---------------------------------
Section 8.1 and the Investors under Section 8.2 through 8.8, inclusive, and the obligations of the Corporation under Sections 8.1 through 8.8, inclusive, shall terminate and be of no effect upon and following the closing of a firm commitment underwritten public offering of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act in which (i) the offering price per share is not less than $4.50 (prior to underwriter's discounts and commissions), appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like, and (ii) the aggregate net proceeds to the Corporation from such offering are not less than $10 million.

     8.10  Proprietary Information and Invention Assignment Agreements.  As soon
           -----------------------------------------------------------
as practicable after the Initial Closing, the Corporation will use reasonable efforts to cause each senior technical employee who has not already signed an agreement with the Corporation relating to the protection of proprietary information and the assignment of inventions to sign such an agreement in a form acceptable to the Board of Directors of the Corporation.

     SECTION 9.   Expenses.
     ---------    --------

     9.1  Expenses.  The Corporation shall pay the reasonable fees and
          --------
disbursements of Bingham, Dana & Gould, special counsel to Boston University Nominee Partnership, in connection with the transactions contemplated by this Agreement, up to a maximum amount of $10,000. Otherwise, the Corporation and the Investors shall each bear their own expenses, including the fees and disbursements of their respective counsel, incurred in connection with the purchase and sale of the Shares.

     9.2  Brokers.  No party to this Agreement has employed any broker or finder
          -------
in connection with the transactions contemplated hereby. No person or entity will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon any such party of any commission, fee or other compensation as a finder or broker because of any act or omission by such party or any agent of such party. Each party to this Agreement agrees to indemnify and hold the others harmless from payment of any brokerage fee, finders fee, or commission claimed by any third party who claims to have been involved because of association with such party.

     SECTION 10.  Exchanges; Lost, Stolen or Mutilated Certificates.  Upon
     ----------   -------------------------------------------------
surrender by any Investor to the Corporation of a certificate or certificates representing shares of Series B

Preferred purchased or acquired by such Investor hereunder or Reserved Shares received upon conversion of any such shares of Series B Preferred, the Corporation at its expense shall issue in exchange therefor, and deliver to such Investor, a new certificate or certificates representing such shares, in such denomination or denominations as may be requested by such Investor. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing any shares of Series B Preferred purchased or acquired by the Investor hereunder or Reserved Shares received upon conversion of any such shares of Series B Preferred and in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation at its expense shall issue and deliver to such Investor a new certificate for such shares of Series B Preferred or Reserved Shares, of like tenor, in lieu of such lost, stolen or mutilated certificate.

     SECTION 11.  Survival of Representations, Warranties and Agreements.  The
     ----------   ------------------------------------------------------
covenants, representations and warranties of the parties contained herein shall survive any Closing hereunder. Each of the parties may rely on such covenants, representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person. All statements contained in any certificate or other instrument delivered by any party pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by such party under this Agreement.

     SECTION 12.  Remedies.  In case any one or more of the covenants or
     ----------   --------
agreements set forth in this Agreement shall have been breached by the Corporation, the Investors may proceed to protect and enforce their rights either by suit in equity or by action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement.

     SECTION 13.  Successors and Assigns.  This Agreement shall be binding upon,
     ----------   ----------------------
and inure to the benefit of, each of the parties hereto and, except as otherwise expressly provided herein, each other person who shall become a registered holder named in any certificate evidencing shares of Common Stock or Series B Preferred transferred to such holder by any of the Investors or their permitted transferees, and (except as aforesaid) their respective legal representatives, successors and assigns.

     SECTION 14.  Entire Agreement; Effect on Prior Documents.  This Agreement
     ----------   -------------------------------------------
and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the financing transactions contemplated hereby and supersede all prior negotiations, commitments, agreements-and understandings among them with respect thereto.

     SECTION 15.  Notices.  All notices, requests, consents and other
     ----------   -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first-class mail, postage prepaid, or by any internationally recognized express courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          (i)  if to the Corporation, to:

               Sequenom, Inc.
               c/o TVM Techno Venture Management
               101 Arch Street
               Suite 1950
               Boston, MA 02110
               Attention:  President

               with a copy to:

               David R. Pierson, Esq.
               Foley, Hoag & Eliot
               One Post Office Square
               Boston, Massachusetts 02109

          (ii) if to the Investors, to their respective addresses set forth on the Schedule of Investors.

     SECTION 16.  Amendments; waivers.  This Agreement may be amended, and
     ----------   -------------------
compliance with the provisions of this Agreement may be omitted or waived, by the written agreement of the Corporation and Investors or assignees of their rights hereunder holding 85% in voting power of the Series B Preferred (and Common Stock issued upon conversion thereof) held by the Investors and such assignees.

     SECTION 17.  Counterparts.  This Agreement may be executed in any number of
     ----------   ------------
counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

     SECTION 18.  Headings.  The headings of the various sections of this
     ----------   --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 19.  Nouns and Pronouns.  Whenever the context may require, any
     ----------   ------------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     SECTION 20.  Governing Law.  This Agreement shall be governed by, and
     ----------   -------------
construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     SECTION 21.  Severability.  Any provision of this Agreement that is
     ----------   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 22.  Information Confidential.  Each Investor acknowledges that the
     ----------   ------------------------
information received by it pursuant hereto (including without limitation under Section 7 hereof) is confidential and for its use only and such Investor will not reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information), except in connection with the exercise of rights under this Agreement, unless the Corporation has made such information available to the public generally or such Investor is required to disclose such information by law or by any court or other governmental body. The obligation of confidentiality set forth in this Section shall not apply to information (i) generally known on a non-confidential basis (without fault of an Investor) to companies in the Corporation's line of business; (ii) lawfully obtained by an Investor without restriction on disclosure; (iii) known to an Investor prior to receipt from the Corporation without restriction on disclosure; or (iv) independently developed by an Investor without use of information provided by the Corporation.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                              SEQUENOM, INC.


                              By: /s/ illegible
                                 ----------------------------------------
                                     Its Treasurer

     For purposes of Section 8.1 only:

                                          FOUNDERS:


                                              /s/ Hubert Koster
                                            -------------------------
                                            Hubert Koster


                                              /s/ Nola E. Masterson
                                            -------------------------
                                            Nola E. Masterson


                                              /s/ Robert E. Patterson
                                            -------------------------
                                            Robert E. Patterson

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     EXECUTED this 22nd day of December, 1995.



                              TVM Techno Venture Enterprises No. II
                              Limited Partnership
                              -------------------------------------------
                              (Print name)


  212,267                     By:  /s/ illegible
---------------------            ----------------------------------------
Shares Purchased
                              Title:  Treasurer
                                    -------------------------------------
  $318,400.50
---------------------
Total Purchase Price          Address:  101 Arch St.
                                      -------------------------------------

                                        Suite 1950
                                      -------------------------------------

                                        Boston, Massachusetts  02110
                                      -------------------------------------

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     EXECUTED this 22nd day of December, 1995.



                              TVM Intertech Limited Partnership
                              ------------------------------------------
                              (Print name)


  141,513                     By:  /s/ illegible
-----------------------          ---------------------------------------
Shares Purchased
                              Title:  Treasurer
                                    ------------------------------------
  $212,269.50
-----------------------
Total Purchase Price          Address:  101 Arch St.
                                      ----------------------------------

                                      Suite 1950
                              ------------------------------------------

                                      Boston, Massachusetts  02110
                              ------------------------------------------

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     EXECUTED this 22nd day of December, 1995.



                              TVM Zweite Beteiligung - U.S.
                              Limited Partnership
                              ----------------------------------------
                              (Print name)


  432,953                     By:  /s/ illegible
-----------------------          -------------------------------------
Shares Purchased
                              Title:  Treasurer
                                    ----------------------------------
  $649,429.50
-----------------------
Total Purchase Price          Address:  101 Arch St.
                                      --------------------------------

                                      Suite 1950
                              ----------------------------------------

                                      Boston, Massachusetts  02110
                              ----------------------------------------

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement


                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     EXECUTED this 22nd day of December, 1995.



                              TVM Eurotech Limited Partnership
                              --------------------------------
                              (Print name)


  288,633                     By:  /s/ illegible
---------------------            ------------------------------------
Shares Purchased
                              Title:  Treasurer
                                    ---------------------------------
  $432,949.50
---------------------
Total Purchase Price          Address:  101 Arch St.
                                      -------------------------------

                                      Suite 1950
                              ---------------------------------------

                                      Boston, Massachusetts  02110
                              ---------------------------------------

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     EXECUTED this 22nd day of December, 1995.



                              TVM Techno Venture Investors No. 1
                              Limited Partnership
                              -------------------
                              (Print name)


  12,634                      By:  /s/ illegible
---------------------            --------------------------------------
Shares Purchased
                              Title:  General Partner
                                    -----------------------------------
  $18,951.00
---------------------
Total Purchase Price          Address:  101 Arch St.
                                      ---------------------------------

                                      Suite 1950
                              -----------------------------------------

                                      Boston, Massachusetts  02110
                              -----------------------------------------

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     EXECUTED this 22nd day of December, 1995.



                              ***
                              ------------------------------------------
                              (Print name)


  245,333                     By:  /s/ illegible
------------------------      ------------------------------------------
Shares Purchased                 illegible         illegible

                              Title:   ***         ***
                                    ------------------------------------
                                                     ***
                                    ------------------------------------

  $367,999.50
------------------------
Total Purchase Price          Address: ***
                                      ---------------------------------

                                       ***
                              -----------------------------------------


/***/ Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement


                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     EXECUTED this 22nd day of December, 1995.



                              Alpinvest International B.V.
                              -----------------------------------
                              (Print name)


  666,667                     By:  /s/ illegible
----------------------           --------------------------------
Shares Purchased
                              Title:_____________________________
  $1,000,000.50
----------------------
Total Purchase Price          Address:  Gooimeer 3
                                      ---------------------------

                                      NL - 1410 AB Naarden
                              -----------------------------------

                                      The Netherlands
                              -----------------------------------

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     EXECUTED this 22nd day of December, 1995.



                              ***
                              --------------------------------------
                              (Print name)


  333,333                     By:  ***
---------------------            -----------------------------------
Shares Purchased                    ***

                              Title:  ***
                                    --------------------------------
  $499,999.50
---------------------
Total Purchase Price          Address:  ***
                                      ------------------------------

                                      ***
                              --------------------------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------


     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 21 day of February, 1996.


                                    ***
                                    --------------------------------------
                                    ***


                                    Address:  ***
                                            ------------------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 23 day of February, 1996.


                                        ***
                                        ------------------------------------
                                        ***


                                        Address:  ***
                                                -----------------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 6 day of February, 1996.


                                             ***
                                             ------------------------------
                                             ***


                                             Address:  ***
                                                     ------------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 5 day of February, 1996.


                                             ***
                                             -------------------------------
                                             ***


                                             Address:  ***
                                                     -----------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 29th day of February, 1996.


                                   TVM TECHNO VENTURE INVESTORS
                                   NO. 1 LIMITED PARTNERSHIP


                                   By: /s/  Illegible
                                       --------------------

                                   Title: General Partner
                                          -----------------

                                   Address: c/o TVM Venture
                                            Management
                                            101 Arch Street
                                            Suite 1950
                                            Boston, MA 02210

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 29 day of February, 1996.


                                             ***
                                             -------------------------------
                                             ***


                                             Address:  ***
                                                     ------------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 14 day of February, 1996.


                                             ***
                                             -----------------------------
                                             ***


                                             Address:  ***
                                                     ---------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 29th day of February, 1996.


                                        /s/  Hubert Koster
                                        ------------------
                                        Hubert Koster

                                        Address:  Stapolstrasse 56
                                                  D 22529
                                                  Hamburg, Germany

                                                  Prof. Dr. Hubert Koster
                                                  Hallerstradle 74
                                                  20146 Hamburg

                                SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 29 day of March, 1996.


                                             ***
                                             --------------------------
                                             ***

                                             By:        ***
                                                -----------------------

                                             Title:     ***
                                                   --------------------
                                                   By:  ***

                                             Address:   ***
                                                     ------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 29 day of March, 1996.


                                        ***
                                        -------------------------------
                                        ***

                                        By:         ***
                                           ---------------------------

                                        Title:      ***
                                              ------------------------
                                               By:  ***

                                        Address:    ***
                                                ----------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 29 day of March, 1996.


                                             ***
                                             ------------------------------
                                             ***

                                             By:        ***
                                                ---------------------------

                                             Title:     ***
                                                   ------------------------
                                                   By:  ***

                                             Address:   ***
                                                     ----------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.

            Series B Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------



     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series B Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

     EXECUTED this 28 day of March, 1996.


                              /s/  Dr. Ernst-Gnter Afting
                              -------------------------------------
                              Professor Dr. Ernst-Gnter Afting

                              Address:  Maisenweg 21
                                        82152 Krailing
                                        Germany

                             SCHEDULE OF INVESTORS

                                                             Number of Shares of                        Aggregate
Investor                                                     Series B Preferred Stock                   Purchase Price
--------                                                     ------------------------                   --------------
TVM Techno Venture                                                   212,267                             $  318,400.50
  Enterprises No. II Limited Partnership
c/o TVM Techno Venture
  Management ("TVM"),
101 Arch Street, Suite 1950
Boston, MA  02210

TVM Intertech Limited Partnership                                    141,513                             $  212,269.50
c/o TVM

TVM Zweite Beteiligung-U.S.                                          432,953                             $  649,429.50
  Limited Partnership
c/o TVM

TVM Eurotech Limited Partnership                                     288,633                             $  432,949.50
c/o TVM

TVM Techno Venture                                                    12,634                             $   18,951.00
  Investors No. 1 Limited Partnership
c/o TVM

***                                                                  245,333                             $  367,999.50

Alpinvest International B.V.                                         666,667                             $1,000,000.50
Gooimeer 3
NL-1410 AB Naarden
The Netherlands
Attn:  John van Grootel

***                                                                  333,333                             $  499,999.50


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 22, 1995



                                                        Number of Shares of                         Aggregate
Investor                                              Series B Preferred Stock                    Purchase Price
--------                                              ------------------------                    --------------
***                                                           13,333                                  $20,000


     ***
-----------------------------------------
     ***

Date:  2/21/96
     ------------------------------------


Accepted and agreed to this
29th day of February, 1996


SEQUENOM, INC.


By:   /s/ illegible
   ----------------------------------------
     Its: Treasurer


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 22, 1995


                                                                 Number of Shares of                         Aggregate
Investor                                                       Series B Preferred Stock                    Purchase Price
--------                                                       ------------------------                    --------------
***                                                                      6,666                                 $10,000




   ***
-------------------------------------
   ***


Date:  23 February 1996
     --------------------------------


Accepted and agreed to this
29th day of February, 1996


SEQUENOM, INC.


By:  /s/ illegible
   -----------------------------------
     Its: Treasurer


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 22, 1995



                                                        Number of Shares of                         Aggregate
Investor                                              Series B Preferred Stock                    Purchase Price
--------                                              ------------------------                    --------------
***                                                             66,666                                $100,000




    ***
---------------------------------
    ***


Date:  February 6, 1996
     ----------------------------


Accepted and agreed to this
29th day of February, 1996


SEQUENOM, INC.


By:  /s/ illegible
   ------------------------------
     Its: Treasurer


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 22, 1995



                                                        Number of Shares of                         Aggregate
Investor                                              Series B Preferred Stock                    Purchase Price
--------                                              ------------------------                    --------------
***                                                             20,000                                $30,000




   ***
--------------------------------
   ***


Date:  05/Feb/1996
     ---------------------------


Accepted and agreed to this
29th day of February, 1996


SEQUENOM, INC.


By:  /s/ illegible
   -------------------------------
     Its: Treasurer


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 22, 1995



                                                        Number of Shares of                         Aggregate
Investor                                              Series B Preferred Stock                    Purchase Price
--------                                              ------------------------                    --------------
TVM Techno Venture                                             6,666                                 $10,000
Investors No. 1
Limited Partnership



TVM TECHNO VENTURE INVESTORS
NO. 1 LIMITED PARTNERSHIP


By:  /s/ illegible
   ----------------------------------

Title:  General Partner
      -------------------------------


Accepted and agreed to this
29th day of February, 1996


SEQUENOM, INC.


By:  /s/ illegible
   ----------------------------------
     Its: Treasurer

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 22, 1995



                                                        Number of Shares of                         Aggregate
Investor                                              Series B Preferred Stock                    Purchase Price
--------                                              ------------------------                    --------------
***                                                             33,333                                $50,000




   ***
-----------------------------------
   ***


Date:  2/29/96
     ------------------------------


Accepted and agreed to this
29th day of February, 1996


SEQUENOM, INC.


By:  /s/ illegible
   --------------------------------
     Its: Treasurer


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 22, 1995



                                                        Number of Shares of                         Aggregate
Investor                                              Series B Preferred Stock                    Purchase Price
--------                                              ------------------------                    --------------
***                                                            33,333                                $50,000


   ***
----------------------------------
   ***


Date:  Feb 14 1996
     -----------------------------


Accepted and agreed to this
29th day of February, 1996


SEQUENOM, INC.


By:  /s/ illegible
   -------------------------------
     Its: Treasurer


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 22, 1995



                                                        Number of Shares of                         Aggregate
Investor                                              Series B Preferred Stock                    Purchase Price
--------                                              ------------------------                    --------------
Hubert Koster                                                  100,000                               $150,000




/s/ Hubert Koster
------------------------------------
Hubert Koster


Date:  2/29/96
     -------------------------------


Accepted and agreed to this
29th day of February, 1996


SEQUENOM, INC.


By:  /s/ illegible
   ----------------------------------
     Its: Treasurer

                                   EXHIBIT 1
                                   ---------


                            Certificate of Amendment
                            ------------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                               OF SEQUENOM, INC.


     Sequenom, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of said corporation resolutions were duly adopted proposing and declaring advisable that the Certificate of Incorporation of said corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

                    RESOLVED:  That the Board of Directors of this Corporation recommends and deems it advisable that the
                               Certificate of Incorporation of this Corporation, as heretofore amended, be further amended by deleting Article FOURTH thereof and substituting for said Article FOURTH the new Article FOURTH set forth on Exhibit A attached hereto; and
                                            ---------

                    RESOLVED:  That the aforesaid proposed amendment be
                               submitted to the stockholders of the Corporation for their consideration; and

                    RESOLVED:  That following the approval by the stockholders of the aforesaid amendment as required by law, the officers of this Corporation be, and they hereby are, and each of them hereby is, authorized and directed (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the aforesaid amendment in the form approved by the stockholders and (ii) to take any and all other actions necessary, desirable or convenient to give effect to the aforesaid amendment or otherwise to carry out the purposes of the foregoing Resolutions.

                    SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendments in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

                    THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Sequenom, Inc. has caused this certificate to be signed by Randall R. Lunn, its President, and attested by David R. Pierson, its Secretary, this 22nd day of December, 1995.

ATTEST:                                      SEQUENOM, INC.

By:  /s/ David R. Pierson                    By:  /s/ Randall R. Lunn
   ------------------------------               -------------------------------
     Secretary                                   President

                                   EXHIBIT A
                                   ---------

FOURTH:  The total number of shares of all classes of stock which the
------
Corporation has authority to issue is 10,753,366 shares, consisting of 5,726,700 shares of Common Stock, par value $.001 per share (the "Common Stock"), 1,650,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), and 3,376,666 shares of Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock", and, together with the Series A Preferred Stock, the "Preferred Stock"), amounting to an aggregate par value of $10,753.37.

     The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class or series of stock of the corporation shall be as follows:

     Section 1.  Liquidation Rights.
     ---------   ------------------

          (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of each share of the Series B Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to the greater of:

               (i) $1.50 per share of Series B Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series B Preferred Stock) plus all dividends declared but unpaid thereon, to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up, or

               (ii) such amount per share of Series B Preferred Stock as would have been payable had all shares of Series B Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 2 hereof, plus all dividends declared but unpaid on each share of Series B Preferred Stock to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up.

     If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series B Preferred Stock of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

     After such payments shall have been made in full to the holders of the Series B Preferred Stock or funds necessary for such payments shall have been not aside by the Corporation in trust for the account of holders of Series B Preferred Stock so as to be available for such payments, the holders of each share of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to the greater of:

               (i) $0.50 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series A Preferred Stock) plus all dividends declared but unpaid thereon, to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up, or

               (ii) such amount per share of Series A Preferred Stock as would have been payable had all shares of Series A Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 2 hereof, plus all dividends declared but unpaid on each share of Series A Preferred Stock to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up.

     If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of all amounts so distributable to them, then the entire remaining assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

     After such payments shall have been made in full to the holders of the Series B Preferred Stock and to the holders of the Series A Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock ratably in proportion to the number of shares of Common Stock held by them.

     Upon conversion of shares of Series B Preferred Stock or Series A Preferred Stock into shares of Common Stock Pursuant to Section 2 below, the holder of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation dissolution or winding up, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common Stock.

     The amounts payable with respect to shares of Series B Preferred Stock and Series A Preferred Stock under this Section 1(a) are sometimes hereinafter referred to as "Series B Liquidation Payments" and "Series A Liquidation Payments," respectively, and together are sometimes hereinafter referred to as the "Liquidation Payments."

          (b)  Distributions Other than Cash.  Whenever the distributions
               -----------------------------
provided for in this Section 1 shall be payable in property other than cash, the value of such distributions shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          (c)  Merger as Liquidation, etc.  The merger or consolidation of the
               --------------------------
Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least eighty percent (80%) in voting power of the capital stock of the surviving corporation, in which case the provisions of Subsection 2(h) shall apply), or the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 1 with respect to the Series B Preferred Stock unless the holders of at least eighty-five percent (85%) of the then outstanding shares of the Series B Preferred Stock elect to the contrary, and with respect to the Series A Preferred Stock unless the holders of at least eighty percent (80%) of the then outstanding shares of the Series A Preferred Stock elect to the contrary, such election in either case to be made by giving written notice thereof to the Corporation at least three days before the effective date of such event. If such notice is given with respect to the Series B Preferred Stock or the Series A Preferred Stock, the provisions of Subsection 2(h) shall apply to such Series B Preferred Stock or Series A Preferred Stock, as the case may be. Unless such election is made, any amounts received by the holders of the Series B Preferred Stock and the Series A Preferred Stock as a result of such merger or consolidation shall be deemed to be applied toward, and all consideration received by the Corporation in such asset sale together with all other available assets of the Corporation shall be distributed toward, the Liquidation Payments attributable to such shares of Series B Preferred Stock and Series A Preferred Stock, respectively, in the order of preference set forth in Section 1.

          (d)  Notice.  Written notice of any proposed liquidation, dissolution
               ------
or winding up of the affairs of the corporation (including any merger, consolidation or sale of assets which may be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation under Subsection 1(c)), stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by first class mail, postage prepaid, or by telex to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock and the Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

     Section 2.  Conversion.  The holders of Preferred stock shall have
     ---------   ----------
conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert; Conversion Price.  Each share of Preferred
               ----------------------------------
Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined in accordance with the following:

               (i) in the case of the Series B Preferred Stock, by dividing $1.50 by the Series B Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series B Conversion Price") shall initially be $1.50 per share of Common Stock. Such initial Series B Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series B Preferred Stock is convertible, as hereinafter provided.

               (ii) in the case of the Series A Preferred Stock, by dividing $0.50 by the Series A Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series A Conversion Price") shall initially be $0.50 per share of Common Stock. Such initial Series A Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred Stock in convertible, an hereinafter provided.

          (b)  Automatic Conversion.  Each share of Series B Preferred Stock
               --------------------
shall automatically be converted into shares of Common Stock at the applicable Series B conversion Price than in effect upon:

               (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriter commissions and discounts) of not less than $4.50 (as adjusted pursuant to Subsection 2(e)(vi) hereof to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions affected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than $10,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series B Preferred Stock shall not be deemed to have converted that Series B Preferred Stock until the closing of such offering); or

               (ii) the written election of the holders of not less than eighty-five percent (85%) of the then outstanding shares of the Series B Preferred Stock to require such mandatory conversion.

     Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series A Conversion Price then in effect upon:

               (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriter commissions and discounts) of not less than $2.50 (as adjusted pursuant to Subsection 2(e)(vi) hereof to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions affected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than $10,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted that Series A Preferred Stock until the closing of such offering); or

               (ii) the written election of the holders of not less than eighty percent (80%) of the then outstanding shares of the Series A Preferred Stock to require such mandatory conversion.

          (c)  Mechanics of Automatic Conversions.  Upon the occurrence of an
               ----------------------------------
event specified in Subsection 2(b), the Series B Preferred Stock or the Series A Preferred Stock, as applicable, or both, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that all holders of shares of Preferred Stock being converted shall be given written notice of the occurrence of an event specified in Subsection 2(b) including the date such event occurred (the "Mandatory Conversion Date"), and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity bond. On the Mandatory Conversion Date, all rights with respect to the Preferred Stock so converted shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. Upon the automatic conversion of the Preferred Stock, the holders of such Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. No fractional share of Common Stock shall be issued upon the mandatory conversion of the Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the applicable Conversion Price then in effect.

          (d)  Mechanics of Optional Conversions.  Before any holder of
               ---------------------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. On the date of conversion, all rights with respect to the Preferred Stock so converted shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon the optional conversion of Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the applicable Conversion Price then in effect. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (e)  Adjustments to Conversion Price for Diluting Issues.
               ---------------------------------------------------

               (i)  Special Definitions.  For purposes of this Subsection 2(e),
                    -------------------
     the following definitions shall apply:

                    (1)  "Option" shall mean rights, options or warrants to
                          ------
          subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                    (2)  "Original Issue Date" shall mean, with respect to the
                          -------------------
          Series A Preferred Stock, the first date on which a share of Series A Preferred Stock was issued, and shall mean, with respect to the Series B Preferred Stock, the first date on which a share of Series B Preferred Stock was issued.

                    (3)  "Convertible Securities" shall mean any evidences of
                          ----------------------
          indebtedness; shares of capital stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (4)  "Additional Shares of Common Stock" shall mean all
                          ---------------------------------
          shares of Common Stock issued (or, pursuant to Subsection 2(e)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than:

                         (A) shares of Common Stock issued or issuable upon exercise of Options outstanding on the Original Issue Date;

                         (B) up to 113,333 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of Options which may be issued in connection with equipment lease financing provided to the Corporation by Comdisco, Inc. or its affiliates;

                         (C) up to 700,000 shares of Common Stock issued or issuable to officers or employees or directors of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock bonus arrangement (collectively, the "Plans") approved by the Board of Directors;

                         (D) shares of Common Stock issued or issuable upon conversion of shares of Series B Preferred Stock; and

                         (E) shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock.

               (ii)   No Adjustment of Conversion Price.  Except as set forth in
                      ---------------------------------
     Subsection 2(e)(vi), no adjustment in the number of shares of Common Stock into which the Series B Preferred Stock or the Series A Preferred Stock is convertible shall be made, by adjustment in the applicable conversion Price in respect of the issuance of Additional Shares of Common Stock, unless the consideration per share for an Additional Share of Common Stock (determined pursuant to Subsection 2(a)(v)) issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

               (iii)  Issue of Securities Deemed Issue of Additional Shares of
                      --------------------------------------------------------
     Common Stock.
     ------------

                      (1)  Options and Convertible Securities.  In the event the
                           ----------------------------------
          Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued;

                         (A) no further adjustment in the Series B Conversion Price or the Series A Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series B Conversion Price and the Series A Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Series B Conversion Price and the Series A Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (I) In the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                              (II) in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Subsection 2(a)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Series B Conversion Price or the Series A Conversion Price to an amount which exceeds the lower of (i) the respective Conversion Price on the original adjustment date, or (ii) the respective Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                         (E) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Series B Conversion Price or the Series A Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                         (F) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Series B Conversion Price and the Series A Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the respective Conversion Prices shall be adjusted pursuant to this Subsection 2(e)(iii) as of the actual date of their issuance.

                    (2)  Stock Dividends, Stock Distributions and Subdivisions.
                         -----------------------------------------------------
          In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such events Additional Shares of Common Stock shall be deemed to have been issued:

                         (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                         (B) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

                         If such record date shall have been fixed and no part
               of such dividend shall have been paid on the date fixed therefor, the adjustment previously made in the Series B Conversion Price and the Series A Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the respective Conversion Prices shall be adjusted pursuant to this Section 2(e)(iii) as of the time of actual payment of such dividend.

               (iv)   Adjustment of Conversion Price Upon Issuance of Additional
                      ----------------------------------------------------------
     Shares of Common Stock.  In the event that at any time or from time to time
     ----------------------
     after the Original Issue Date, the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(1) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(2), which event is dealt with in Subsection 2(e)(vi)(1)), without consideration or for a consideration per share less than the applicable Series B Conversion Price or Series A Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series B Conversion Price or Series A Conversion Price, as the case may be, shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined in accordance with the following formula:

                                     (P//1//) (Q//1//) + (P//2//) (Q//2//)
                             NCP  =  -------------------------------------
                                                Q//1// + Q//2//

     where:

               NCP      =    New Series B Conversion Price or Series A
                             Conversion Price, as applicable.

               P//1//   =    Series B Conversion Price or Series A Conversion
                             Price, an applicable, in effect immediately prior to new issue.

               Q//1//   =    Number of shares of Common Stock outstanding, or
                             deemed to be outstanding as set forth below, immediately prior to such issue.

               P//2//   =    Weighted average price per share received by the
                             Corporation upon such issue.

               Q//2//  =    Number of shares of Common Stock issued, or
                             deemed to have been issued, in the subject transaction.

     provided that for the purpose of this Subsection 2(e)(iv), all shares of
     --------
     Common Stock issuable upon exercise or conversion of any Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Subsection 2(e)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding; and provided further, that the applicable Conversion Price shall not be so
     ----------------
     reduced at any time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

               (v)   Determination of Consideration.  For purposes of this
                     ------------------------------
     Subsection 2(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (1)  Cash and Property:  Such consideration shall:
                         -----------------

                         (A) insofar as it consists of cash, be computed at the
               aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                         (B) insofar as it consists of property other than cash,
               be computed at the fair value thereof at the time of such issue, an determined in good faith by the Board of Directors; and

                         (C) in the event Additional Shares of Common Stock are
               issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                    (2)  Options and Convertible Securities.  The consideration
                         ----------------------------------
          per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2(e)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi) Adjustment for Dividends, Distributions, Subdivisions,
                    ------------------------------------------------------
     Combinations or Consolidations of Common Stock.
     ----------------------------------------------

                    (1) Stock Dividends, Distributions or Subdivisions.  In the
                        ----------------------------------------------
          event the Corporation shall be deemed to issue Additional Shares of Common Stock pursuant to Subsection 2(e)(iii)(2) in a stock dividend, stock distribution or subdivision, the Series B Conversion Price and the Series A Conversion Price in effect immediately before such deemed issuance shall, concurrently with the effectiveness of such deemed issuance, be proportionately decreased.

                    (2) Combinations or Consolidations.  In the event the
                        ------------------------------
          outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series B Conversion Price and the Series A Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (f) Adjustments for Certain Dividends and Distributions.  In the event
              ---------------------------------------------------
that at any time or from time to time after the Original Issue Date the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

          (g) Adjustment for Reclassification, Exchange, or Substitution.  In
              ----------------------------------------------------------
the event that at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of any share or shares of Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by the holder of a number of shares of Common Stock equal to the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (h)  Adjustment for Merger, Consolidation or Sale of Assets.  In the
               ------------------------------------------------------
event that at any time or from time to time after the Original Issue Date, the Corporation shall merge or consolidate with or into another entity or sell all or substantially all of its assets, each share of Preferred Stock as to which such consolidation, merger or sale is not treated as a liquidation under Subsection 1(c) shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Preferred Stock would have been entitled to receive upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interest thereafter of the holders of Preferred Stock, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of Preferred Stock.

          (i)  No Impairment.  The Corporation shall not, by amendment of its
               -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

          (j)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Series B Conversion Price or the Series A Conversion Price pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of Preferred Stock.

          (k)  Notices of Record Date.  In the event of any taking by the
               ----------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least ten (10) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

            (1)  Common Stock Reserved.  The Corporation shall reserve and keep
                 ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Preferred Stock.

            (m)  Certain Taxes.  The Corporation shall pay any issue or transfer
                 -------------
taxes payable in connection with the conversion of Preferred Stock, provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Preferred Stock.

            (n)  Closing of Books.  The Corporation shall at no time close its
                 ----------------
transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any matter which interferes with the timely conversion or transfer of such Preferred Stock or Common Stock.

Section 3.  Restrictions.
---------   ------------

            (a) At any time when shares of Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Preferred Stock are then convertible), voting collectively as a single class, the Corporation will not:

                    (i) consent to any liquidation, dissolution or winding up of the Corporation or merge or consolidate with or into any other entity or entities;

                    (ii) sell, abandon, transfer, lease or otherwise dispose of all or any substantially portion of its properties and other assets; or

                    (iii) amend this Certificate of Incorporation or the Corporation's By-Laws.

            (b) At any time when shares of Series B Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series B Convertible Preferred Stock, the Corporation will not:

                    (i) amend, alter or change the designation or any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series B

     Convertible Preferred Stock in a manner adverse to the interests of the holders of the Series B Convertible Preferred Stock in any material respect;

                    (ii) increase the authorized number of shares of Series B Preferred Stock;

                    (iii) create or authorize the creation of any additional series of shares of stock unless such series ranks junior to the Series B Convertible Preferred Stock as to both dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or increase the authorized amount of any other class or series of shares of stock unless the same ranks junior to the Series B Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or create or authorize any obligation or security convertible into shares of Series B Convertible Preferred Stock or into shares of any other class or series of shares of stock unless the same ranks junior to the Series B Convertible Preferred Stock as to dividends and the distribution of assets an the liquidation dissolution, winding up or insolvency of the Corporation, whether any such creation authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise.

          (c) At any time when shares of Series A Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Series A Convertible Preferred Stock, the Corporation will not:

                    (i) amend, alter or change the designation or any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series A Convertible Preferred Stock in a manner adverse to the interests of the holders of the Series A Convertible Preferred Stock in any material respect;

                    (ii) increase the authorized number of shares of Series A Preferred Stock;

                    (iii) create or authorize the creation of any additional series of shares of stock unless such series ranks junior to the Series A Convertible Preferred Stock as to both dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or increase the authorized amount of any other class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or into shares of any other class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise.

     Section 4.  Voting Rights.  Except as otherwise required by law or
     ----------  -------------
hereinafter set forth, the holders of Preferred Stock shall be entitled to notice of any meeting of stockholders and shall vote together with the holders of Common Stock an a single class upon any matter submitted to the stockholders for a vote, on the following basis:

                 (a) Holders of Common Stock shall have one vote per share; and

                 (b) Holders of Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting or on the date of any written consent.

     With respect to all questions as to which, under law, stockholders are required to vote by classes, each of the Series A Preferred Stock and Series B Preferred Stock shall vote separately as a single class apart from each other and from the Common Stock.

     Section 5.  Dividends.
     ---------   ---------

            (a) The holders of Series B Preferred Stock shall be entitled to receive, from funds legally available therefor, a noncumulative dividend at the rate of $.05 per share per annum, payable when and as declared by the Board of Directors. No dividends shall be declared or paid to the holders of Series A Preferred Stock or Common Stock unless the holders of Series B Preferred Stock have been paid in full all of the dividends to which they are entitled, nor shall any dividends be declared or paid to the holders of Series A Preferred Stock or Common Stock at a rate greater than the rate paid to the holders of Series B Preferred Stock.

            (b) Subject to Subsection 5(a), dividends may be declared and paid on Series A Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation. If, when and as dividends are declared and paid on shares of Series A Preferred Stock, the Corporation shall, after making payment in full to the holders of Series B Preferred Stock the amounts to which they are entitled pursuant to Subsection 5(a), declare and pay at the same time to each holder of Series B Preferred Stock, a dividend at the same rate, based on the number of shares of Common Stock into which the Series B Preferred Stock and the Series A Preferred Stock are convertible on the record date for the determination of holders of Series A Preferred Stock entitled to receive such dividend.

            (c) Subject to Subsection 5(a), dividends may be declared and paid on Common Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation. If, when and as dividends are declared and paid on shares of Common Stock, the Corporation shall, after making payment in full to the holders of Series B Preferred Stock the amounts to which they are entitled pursuant to Subsection 5(a), declare and pay at the same time to each holder of Preferred stock, a dividend equal to the dividend which would have been payable to such holder if the shares of Preferred Stock hold by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

     Section 6.  Redemption.
     ---------   ----------

            (a) In the event that the Corporation shall exercise its put option to sell shares of capital stock of Sequenom Instruments GmbH to Technologie-Beteiligungs-Gesellschaft mbH der Deutschen Ausgleichsbank ("TBG") pursuant to that certain Kooperationsvertrag between the Corporation and TBG relating to the investment by the Corporation of DM 3 million in Sequenom Instruments GmbH, the Corporation shall, within 30 days after receipt of the proceeds of the sale of such shares to the TBG, send notice of such exercise (the "Put Exercise Notice") by first class mail, postage prepaid, to each holder of record of the Series B Preferred Stock at its address as it appears on the books of the Corporation, specifying (i) the amount of proceeds so received from the TBG net of any expenses incurred in connection therewith (the "Put Net Proceeds"), (ii) the date (the "Redemption Date") on which the Corporation will redeem shares of Series B Preferred Stock from electing holders of the Series B Preferred Stock in accordance with this Section 6, which Redemption Date shall be not less than 45 days nor more than 90 days after the date of such notice (the "Notice Date") and (iii) each such holder's Pro Rata Redemption Amount (as hereinafter defined).

            (b) Each holder of Series B Preferred Stock may elect to have the Corporation redeem from it on the Redemption Date, to the extent the Corporation has funds legally available for such purpose, up to a number of shares of Series B Preferred Stock equal to such holder's Pro Rata Redemption Amount (as hereinafter defined) at a redemption price of $1.50 per share. Such election may be made only by delivering to the Corporation within thirty (30) days after the Notice Date (i) a written election signed by such holder specifying the number of shares of Series B Preferred Stock so to be redeemed (which number shall be not more than such holder's Pro Rata Redemption Amount), and (ii) certificates for the shares of Series B Preferred Stock so to be redeemed, together with stock powers therefor duly executed by such holder in blank.

            (c) For purposes of this Section 6, each holder of Series B Preferred Stock's "Pro Rata Redemption Amount" shall be the greatest whole number represented by a fraction, the numerator or which is the product of the number of shares of Series B Preferred Stock held by such holder times the Put Net Proceeds, and the denominator or which is the product of the total number of shares of Series B Preferred Stock issued and outstanding times $1.50.

            (d) On the Redemption Date the Corporation shall redeem from the electing holders of Series B Preferred Stock the shares of Series B Preferred Stock as to which election notices have been properly given, to the extent the Corporation has funds legally available for such purpose.

            (e) If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares in accordance with the manner of determining the "Pro Rata Redemption Amount" set forth above. The shares of Series B Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein.

     Section 7. Residual Rights. All rights accruing to the outstanding shares
     ---------  ---------------
of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

                                  EXHIBIT 4.1
                                  -----------

         Foreign Qualification; Certificate of Incorporation; By-Laws
         ------------------------------------------------------------

     The Corporation is qualified to do business in Massachusetts.

     A certified copy of the Certificate of Incorporation (not including the Certificate of Amendment contained in Exhibit 1) is included at Tab 9.

     A copy of the By-Laws is included as Exhibit A in Tab 7.

                                  EXHIBIT 4.2
                                  -----------

                                Capitalization
                                --------------

     Attached-hereto is a stockholder list dated December 1, 1995.

     Also attached hereto is a common-equivalent capitalization table dated December 14, 1995.

                                SEQUENOM, INC.
                               Stockholder List
                               December 1, 1995

AUTHORIZED:
                                Par Value             Authorized                 Issued
                              -------------       -----------------        ----------------
Common:                           $.001                2,301,000                  148,251

Series A Convertible              $.00l                2,098,000                1,580,000
Preferred:

                                 COMMON STOCK
                                 ------------

Shareholder                       Shares             Cert. No.           Issue Date
---------------------         --------------      ---------------     -----------------
Hubert Koster                         1                C-10                03-08-95
Stapelstrasse 56
D-22529
Hamburg, Germany

***                              90,000                C-11                10-16-95

***                              26,250                C-12                10-31-95

***                              10,000                C-13                12-01-95

Helmut Schuhsler                 10,000                C-14                12-01-95

Patricia Dane                     2,000                C-15                12-01-95

Amy B. Crawford                   2,000                C-16                12-01-95

Monica Schlawinsky                2,000                C-17                12-01-95

John J. DiBello                   6,000                C-18                12-01-95

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                     SERIES A CONVERTIBLE PREFERRED STOCK
                     ------------------------------------

Shareholder                       Shares              Cert. No.               Issue Date
------------------------      --------------      -----------------       ------------------
Hubert Koster                    1,120,000                    1                 03-08-95
Stapelstrasse 56
D-22529
Hamburg, Germany

***                                 40,000                    2                 03-08-95

***                                 20,000                    3                 03-08-95

TVM Techno Venture                   8,000                   10                 08-18-95
Investors No. 1 Limited
  Partnership
101 Arch Street
Suits 1950
Boston, MA 02110

TVM Techno Venture                  63,680                   12                 08-18-95
Enterprises No. II Limited
Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Intertech Limited               42,454                   13                 08-18-95
Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Zweite Beteiligung-             98,000                    6                 03-08-95
  U.S. Limited Partnership          29,360                   11                 08-18-95
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Eurotech Limited                65,200                    7                 03-08-95
  Partnership                       19,706                    9                 08-18-95
101 Arch Street
Suite 1950
Boston, MA 02110

***                                 73,600                    8                 03-08-95

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Sequenom, Inc.
Analysis of shares and options issued
December 14, 1996-before financing

                                                                                                                  Shares to be
                                                         Shares issued for  Shares issued through  Total shares   issued under
                                                Shares       service of         exercise of         issued and     options or
                                              purchased      technology        stock options        outstanding     warrants
                                              ---------  -----------------  ---------------------  ------------   ------------
Founders:
---------
Koster                                         20,001       1,100,000                                1,120,001        80,000
***                                             2,000          38,000              90,000              130,000
***                                            20,000                                                   20,000        30,000
                                              --------------------------------------------------------------------------------
Founder Subtotal                               42,001       1,138,000              90,000            1,270,001       110,000
                                              --------------------------------------------------------------------------------
TVM entities:
TVM Techno Venture Enterprises
No. II L.P.                                   _______                                                _________
TVM Intertech L.P.                             42,454                                                   42,454
TVM Eurotech L.P.                              84,906                                                   84,906
TVM Zweite Beteiligung US L.P.                127,380                                                  127,380
TVM Techno Venture Investors                    8,000                                                    8,000
  No. I L.P.
***                                            73,000                                                   73,000
                                              --------------------------------------------------------------------------------
TVM Subtotal                                  400,000               0                   0              400,000             0
                                              --------------------------------------------------------------------------------
Other shares Issued:
--------------------
Russell Hays                                    28250                                                    28250
Helmut Schuhsler                                               10,000                                   10,000
Randall Lunn                                                   10,000                                   10,000
John J. DiBello                                                 6,000                                    6,000
Monica Schlawinsky                                              2,000                                    2,000
Amy B. Crawford                                                 2,000                                    2,000
Patricia Dane                                                   2,000                                    2,000
                                              --------------------------------------------------------------------------------
Other subtotal                                  28250          32,000                   0               58,250             0
                                              --------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------
Total shares issued as of December 14, 1995   488,251       1,170,000             $90,000            1,278,251       110,000
                                              --------------------------------------------------------------------------------

Options and warrants outstanding:
---------------------------------
***                                                                                                                    42000
Charles Cantor (technical advisory board)                                                                            _______
***                                                                                                                    10000
***                                                                                                                    10000
***                                                                                                                    10000

________ warrants:                                                                                                     70000
***                                                                                                                    43333
***

                                              --------------------------------------------------------------------------------
Total options and warrants outstanding                                                                               251,333
                                              --------------------------------------------------------------------------------

Fully diluted total as of December 14, 1995   488,251       1,170,000              90,000            1,728,251       361,333
                                              --------------------------------------------------------------------------------
                                                  Total shares       Fully Diluted
                                                Issued and under       Percentage
                                                Options/warrants       Ownership
                                                ----------------     -------------
Founders:
---------
Koster                                              1,200,001            57.43%
***                                                   130,000             6.22%
***                                                    50,000             2.30%
                                                ----------------------------------
Founder Subtotal                                    1,380,000            86.04%
                                                ----------------------------------
TVM entities:
TVM Techno Venture Enterprises                      _________             3.05%
No. II L.P.
TVM Intertech L.P.                                     42,454             2.03%
TVM Eurotech L.P.                                   _________             4.08%
TVM Zweite Beteiligung US L.P.                        127,380            _____%
TVM Techno Venture Investors                            8,000             0.38%
  No. I L.P.
***                                                    73,000             3.62%
                                                ----------------------------------
TVM Subtotal                                          400,000            19.14%
                                                ----------------------------------
Other shares Issued:
--------------------
Russell Hays                                            28250            1.2__%
Helmut Schuhsler                                       10,000            _____%
Randall Lunn                                           10,000            _____%
John J. DiBello                                         6,000           0.2___%
Monica Schlawinsky                                      2,000             0.10%
Amy B. Crawford                                         2,000             0.10%
Patricia Dane                                           2,000             0.10%
                                                ----------------------------------
Other subtotal                                         58,250             2.79%
                                                ----------------------------------
                                                -----------------------
Total shares issued as of December 14, 1995         1,636,251
                                                -----------------------

Options and warrants outstanding:
---------------------------------
***                                                    42,000              2.01%
Charles Cantor                                      _________              3.16%
***                                                    10,000              0.48%
***                                                    10,000              0.48%
***                                                    10,000              0.48%

________ warrants:
***                                                    70,000              3.35%
***                                                    43,333              2.07%

                                                ----------------------------------
Total options and warrants outstanding                251,333             12.03%
                                                ----------------------------------

Fully diluted  total as of December 14, 1995        2,089,564            100.00%
                                                ----------------------------------

* Warrants not yet issued

                                  EXHIBIT 4.3
                                  -----------

                              Equity Investments
                              ------------------

     The Corporation has one subsidiary, Sequenom Instruments GmbH, all of the outstanding equity interest in which is owned by the corporation.

                                 EXHIBIT 4.4A
                                 ------------

                        Unaudited Financial Statements
                          as of December 31, 1994 and
                              for the year ended
                        ------------------------------

--------------------------------------------------------------------------------

                                 SEQUENOM, INC
                       (A Development Stage Enterprise)
--------------------------------------------------------------------------------

                          CONSOLIDATED BALANCE SHEET
                               December 31, 1994
                                    ASSETS

          Cash                                                        ***
          Other current assets                                        ***
                                                                 -------------
             Total current assets                                     ***
                                                                 -------------
          Office equipment                                            ***
          Less accumulated depreciation                               ***
                                                                 -------------
                                                                      ***
                                                                 -------------
          Organizational costs (net accumulated                       ***
             amortization of $6,000)
          Other assets                                                ***
                                                                 -------------
          Total assets                                                ***
                                                                 -------------
                               LIABILITIES
          Convertible term notes                                      ***
          Accrued expenses                                            ***
                                                                 -------------
          Total Liabilities                                           ***
                                                                 -------------
                               STOCKHOLDERS' DEFICIT
          Series A Convertible Preferred Stock                        ***
          Common Stock                                                ***
          Cumulative translation adjustment                           ***
          Deficit accumulated in the development stage                ***
                                                                 -------------
          Total stockholder's deficit                                 ***
                                                                 -------------
          Total liabilities and stockholders' deficit                 ***
                                                                 =============

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------

                                 SEQUENOM, INC
                       (A Development Stage Enterprise)
--------------------------------------------------------------------------------

                     CONSOLIDATED STATEMENT OF OPERATIONS
  From the period of inception (February 14, 1994) through December 31, 1994

          Operating Expenses:
             Research and development                                ***
             General and administrative                              ***
                                                                --------------
                                                                     ***
                                                                --------------
          Net Operating loss from Operations                         ***
          Interest Income                                            ***
          Net loss                                                   ***
                                                                ==============

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 EXHIBIT 4.4B
                                 ------------

                        Unaudited Financial Statements
                          as of October 31, 1995 and
                         for the ten-months then ended
                    --------------------------------------

--------------------------------------------------------------------------------
                                 SEQUENOM, INC
                        (A Development Stage Enterprise)
--------------------------------------------------------------------------------

                           CONSOLIDATED BALANCE SHEET
                                October 31, 1995
ASSETS
                                                              10/31/95
                                                             ----------
                cash                                              ***
                Prepaid expenses                                  ***
                Other current assets                              ***
                Accounts receivable                               ***
                Other assets                                      ***
                Fixed assets (net accumulated depreciation of
                $629)                                             ***
                Organizational costs (net accumulated
                amortization of $12,667)                          ***
                                                             ----------
                Total assets                                      ***
                                                             ==========

LIABILITIES
                Accounts Payable and Accrued Expenses             ***
                Convertible term notes                            ***
                Silent Partnership loan                           ***
                Total Liabilities                                 ***
                                                             ----------
                  STOCKHOLDERS' DEFICIT

                Series A Convertible Preferred Stock              ***
                Common Stock                                      ***
                Cumulative translation adjustment                 ***
                Deficit accumulated in the development stage      ***
                                                             ----------
                Total stockholder's deficit                       ***
                                                             ----------
                Total liabilities and stockholders' deficit       ***
                                                             ==========

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
                                 SEQUENOM, INC
                       (A Development Stage Enterprise)
--------------------------------------------------------------------------------

                     CONSOLIDATED STATEMENT OF OPERATIONS
                     For the period ended October 31, 1995
                                                              10/31/95
Operating Expenses:                                          ----------
     Consulting fees                                              ***
     Travel expenses                                              ***
     Amortization expense                                         ***
     Depreciation expense                                         ***
     Audit fees                                                   ***
     Legal & Tax                                                  ***
     Recruitment expense                                          ***
     Advisory fees                                                ***
     unrealized f(x) loss                                         ***
     General and administrative expenses                          ***
                                                             ----------
                                                                  ***
                                                             ----------

Net Operating loss from Operations                                ***
Interest Income                                                   ***
Net loss                                                          ***
                                                             ==========


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 4.5

                            Undisclosed Liabilities
                            -----------------------

None.

                                  EXHIBIT 4.6
                                  -----------

                        Changes Since October 31, 1995
                        ------------------------------

     The Corporation has received bridge loans from certain of the Investors since October 31, 1995 as follows:

                Date                                 Amount
             ---------                             ---------

       November 1, 1995                             $ 18,400
       November 10-21, 1995                          100,000
       November 30, 1995                             100,000
                                                 --------------
         Total                                      $218,400

                                  EXHIBIT 4.7
                                  -----------

                                 Encumbrances
                                 ------------

     None, other than non-consensual liens arising in the ordinary course of business by operation of law. The Corporation is not aware of the existence of any such liens.

                                 EXHIBIT 4 - 8
                                 -------------

                         Intellectual Property Rights;
                          Agreements with Dr. Koster
                          --------------------------


     Attached hereto is a patent status sheet dated December 8, 1995.

     Also attached hereto are copies of the Assignment of Inventions dated May 26, 1994, Executive Employment Agreement dated as of April 1, 1994 and Consulting Services Agreement dated April 1, 1994 between the Corporation and Dr. Hubert Koster.

Page 1                                                          (as of 12/08/95)

      SEQUENOM PATENT STATUS SHEET AND PROJECTED 1996 PATENT COSTS (U.S.)
      -------------------------------------------------------------------


                                     ***


   *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Page 2                                                          (as of 12/08/95)

      SEQUENOM PATENT STATUS SHEET AND PROJECTED 1996 PATENT COSTS (U.S.)
      -------------------------------------------------------------------


                                     ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Page 3                                                          (as of 12/08/95)

      SEQUENOM PATENT STATUS SHEET AND PROJECTED 1996 PATENT COSTS (U.S.)
      -------------------------------------------------------------------


                                     ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Page 4                                                          (as of 12/08/95)

      SEQUENOM PATENT STATUS SHEET AND PROJECTED 1996 PATENT COSTS (U.S.)
      -------------------------------------------------------------------



                                     ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                      38.

Page 5                                                          (as of 12/08/95)

                         SEQUENOM SUBJECT MATTER SHEET
                         -----------------------------



                                     ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                      39.

                           ASSIGNMENT OF INVENTIONS
                           ------------------------


          This Assignment of Inventions (the "Assignment") is made as of May 26, 1994, by and between SEQUENOM, INC., a Delaware corporation (the "Company"), and Dr. Hubert Koster (the "Assignor") having a place of business at 1640 Monument Street, Concord, MA 01742.

                               R E C I T A L S:
                               ---------------

          A. Prior to the date hereof, Assignor has been developing certain technology and products to determine DNA sequencing by mass spectrometry (the "Products");

          B. Assignor desires to transfer to the Company all intellectual property related to the Products, and to cancel certain expenses incurred in connection with the development thereof, in exchange for the issuance of Common Stock of the Company; and

          C. Assignor and the Company intend the foregoing transaction to qualify as a non-taxable transfer within the meaning of Section 351 of the Internal Revenue Code of 1986, as amended, in that such transfer will be made solely in exchange for Common Stock of the Company and immediately thereafter Assignor will be in control of the Company.

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

          1. The recitals set forth above shall be deemed to be a part of this Agreement as though such provisions had been forth in full in this Agreement.

          2. In consideration of the issuance of 1,100,000 shares of the Common Stock of the Company, Assignor hereby assigns to the Company all of his right, title and interest in and to (i) all inventions and improvements, designs, know-how, and ideas (including all patents, trademarks, trade names, copyrights, inventions, trade secrets, proprietary processes and formulae, applications for patents, trademarks and copyrights, and other industrial and intellectual property rights) relating to the Products, including but not limited to the United States Patent and Trademark Applications and inventions described on Exhibit A hereto, and (ii) all machines, instruments, devices, equipment or models incident or related thereto, made, conceived, or created by Assignor prior to the date of this Assignment, all of which are hereafter referred to as the "Inventions." This Assignment is intended to include any additional rights in or to the Inventions received by Assignor after the effective date of this Assignment, without further consideration to Assignor, including rights to any credits and royalties arising out of the Inventions. Assignor further waives and relinquishes his tight to request any reimbursement by the Company of expenses incurred by or on behalf of Assignor prior to the date hereof in connection with the development of the Products or the Inventions.

          3. Assignor represents and warrants that he has made no prior license, transfer, assignment or hypothecation of any interest in the Inventions and that no other person or firm has any interest in the Patent and Patent Applications and the trademark Application listed in Exhibit A hereto and to the best of Assignor's knowledge in any other Inventions. Assignor owns, possesses, and has the right to use, to bring actions for the infringement of and to transfer and assign to the Company the Patent and Patent Applications and the Trademark Application listed in Exhibit A hereto and to the best of Assignor's knowledge all other Inventions. No royalties or other amounts will be payable by the Company to Assignor by reason of its ownership, use or licensing of the Inventions. To the best of Assignor's knowledge, no Invention violates any license or infringes any patent, copyright, trademark, trade secret or other intellectual property right of any person or entity, nor will royalties or other amounts be payable by the Company to any person or entity by reason of the Company's ownership, use or licensing

                                      2.

of the Inventions, nor is there any reasonable basis to believe that any such violation, infringement or conflict may exist, except that Assignor is aware of, and hereby gives the Company notice of, U.S. Patent No. 5,288,644 issued on February 22, 1994 to Rockefeller University (Inventors R.C. Beavis and B.T. Chait) and now in the possession of Perceptive Biosystems, Cambridge, Massachusetts. Assignor has not received any notice that any of such Inventions or the-ownership, use or licensing thereof in the operation or proposed operation of the Company's business conflicts with the rights of others. Assignor owns all right, title and interest in and to the Patent and Trademark Applications described on Exhibit A hereto.

          4. In support of said Assignment, Assignor further agrees as follows:

               (a) To deliver to the company copies of all writings and other tangible evidence or representations of the Inventions, and any improvements covered by this Assignment;

               (b) To execute such additional documents as may reasonably be required to transfer to the Company Assignor's entire right, title and interest in or to the Inventions, improvements thereof covered by this Assignment and to all rights of priority thereto pursuant to the International Convention for Protection of Industrial Property; and in and to any and all Letters Patent on said Inventions and/or said improvements that may be granted in the United States or any foreign country, including each and every Letter Patent granted on any application which is a division, substitution, or continuation of said application specifically identified herein, and in and to each and every reissue or extension of said Letters Patent;

               (c) Not to make any use of the Inventions or improvements covered by this Assignment for his benefit or interest and to hold them in confidence and not to disclose

                                      3.

them to anyone other than personnel of the Company, without the prior written consent of an officer of the Company;

               (d) To cooperate with the company whereby said company may enjoy to the fullest extent the right, title and interest herein conveyed. Such cooperation shall include: (i) prompt execution of all papers (prepared at the expense of the Company) which are deemed necessary or desirable by the Company to perfect in it the right, title and interest herein conveyed; (ii) prompt execution of all petitions, oaths, specifications, declarations or other papers (prepared at the expense of the Company) which are deemed necessary or desirable by the Company for prosecuting said applications specifically identified herein, for filing and prosecuting substitutions, divisions, continuing or additional applications in the United States and/or foreign countries covering said Inventions and/or said improvements, for filing and prosecuting applications for reissuance of Letters Patent included herein, or for interference (i.e., priority) proceedings involving said Inventions and/or said improvements; and
(iii) prompt assistance and cooperation in the prosecution of legal proceedings involving said Inventions and/or said improvements, said applications and patents granted thereon, including oppositions, cancellation proceedings, priority contests, public use proceedings and court actions; provided, however, that any expense which may be incurred by Assignor in lending such assistance and cooperation shall be paid by the Company.

          5. This Assignment shall constitute the Company as the owner of the Inventions as of May 26, 1994 and all tangible representations thereof, without the requirement of further delivery; provided, however, that if by September 1, 1994 the Company has not received aggregate gross proceeds of at least Five Million Dollars ($5,000,000.00) from financings on terms no less favorable to the Company than those set forth in a Memorandum of

                                      4.

Terms for a Private Placement of Preferred Stock dated March 28, 1994, despite Assignor's best efforts to assist the Company in obtaining such financing Assignor shall have the option (the "Option"), exercisable by delivery of a written election to the Company on or before October 1, 1994, to declare the assignment and transfer of the Inventions pursuant to this Assignment of Inventions null and void. On receipt of Assignor's election to exercise the Option to declare the assignment and transfer of the Inventions null and void, the Company shall: (a) deliver to Assignor copies of all materials provided to the company by Assignor pursuant to Paragraph 4 above; (b) execute and deliver to Assignor such additional documents as may reasonably be required to transfer to Assignor the Company's entire right, title, and interest in or to the Inventions; and (c) cease making any use of the Inventions or improvements covered by this Assignment of Inventions.

          6. This Assignment of Inventions shall be binding on all of the heirs and assigns of Assignor, and shall inure to the benefit of the Company, its assigns and successors.

          7. This Assignment of Inventions shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without application of principles of conflicts of laws.

          EXECUTED this 26th day of May, 1994.

                                        /s/ Hubert Koster
                                        --------------------------------
                                        Hubert Koster

                                        SEQUENOM, INC.


                                        By: /s/ Nola E. Masterson
                                           -----------------------------

                                        Title:  CEO
                                              --------------------------

                                      5.

                                   EXHIBIT A
                                   ---------

                                  INVENTIONS


                                                         U.S. Patent or
                                                       Patent Application
Description                                             Number of Status
-----------                                             ----------------

1.   "DNA Sequencing by                           Serial No. 08/001,323 (filed
     Mass Spectroscopy"                           January 7, 1993)

                                                  Continuation-in-Part, Serial
                                                  No. 08/178,216 (filed
                                                  January 6, 1994)

                                                  PCT-Application, Serial No.
                                                  PCT/US94/00192 (filed
                                                  January 6, 1994)

2.   "DNA Sequencing by                           Serial No. 08/034,738 (filed
     Mass Spectroscopy                            March 19, 1993)
     via Exonuclease
     Degradation"

                                                  PCT-Application, Serial No.
                                                  PCT/US94/02938 (filed
                                                  March 18, 1994)

     Filings for both of the patent applications have been made in the following countries: Austria, Belgium, Switzerland/Liechtenstein, Germany, Denmark, Spain, France, United Kingdom, Greece, Ireland, Italy, Luxembourg, Monaco, Netherlands, Portugal, Sweden, Australia, Canada, China, Japan and the Russian Federation.



                                   TRADEMARK

                                                     U.S. Trademark
                                                    Application Number
                                                       or Status
                                                  -----------------------------
1.  SEQUENOM                                       Serial No. 74/347,804
                                                   (Notice of Allowance issued
                                                   12/7/93)

                               CONSENT OF SPOUSE


               I, Jutta Koster, spouse of Hubert Koster, agree that my interest in the Inventions subject to the foregoing Assignment of Inventions shall be irrevocably bound by the terms thereof. I further understand and agree that my community property interest, if any, shall be similarly bound by said Assignment, that such consent is binding upon my heirs, personal representatives and assigns, and I agree to execute and deliver such documents as may be necessary to carry out the intent of this Agreement.

Date:  May 26, 1994

                                        /s/ Jutta Koster
                                       --------------------------------
                                       Jutta Koster

                        EXECUTIVE EMPLOYMENT AGREEMENT
                        ------------------------------


     This Executive Employment Agreement (the "Agreement") is dated as of April 1, 1994 between Sequenom, Inc. (the "Company"), a Delaware corporation, and Dr. Hubert Koster (the "Executive") currently residing at Stapelstr. 5b, 22529 Hamburg, Germany.


                             ARTICLE 1. RECITALS

     1.1.  Development of Technologies.  Executive has developed certain
           ---------------------------
technologies related to DNA sequencing by mass spectrometry (the "Technologies") and, in connection with the founding of the Company, has assigned to the Company all patent applications, technological developments and trademarks owned or controlled by him which are related to the Technologies.

     1.2.  Employment of Executive.  Executive is currently a Professor at the
           -----------------------
University of Hamburg (the 'University") in Germany. The Company wishes to secure the services of Executive as a key employee of the Company to facilitate the transfer of the Technologies to the Company, to develop products based on the Technologies and to obtain the benefit of Executive's vision for the long range development of the Technologies and the business of the Company.
Executive is willing to become an employee of the Company commencing on the date (the "Effective Date") he is permitted to do so under the terms of his arrangement with the University.


                      ARTICLE 2. EMPLOYMENT OF EXECUTIVE

     2.1.  Employment.  Subject to the terms and conditions of this Agreement,
           ----------
the Company agrees to employ Executive in a full time capacity to serve as Executive Vice President, Science & Operations and Chief Technical Officer. The duties of Executive shall include directing the research, development and engineering activities of the Company, being responsible for long range technological planning, assisting other officers of the Company in establishing marketing objectives and strategic plans for overall business development, and performing such other specific duties as may reasonably be assigned to the Executive from time to time by the Board of Directors of the Company. Executive hereby accepts such employment for the term hereof.

     2.2.  Term.  Executive's employment under this Agreement shall be for an
           ----
initial term commencing on the Effective Date and terminating three (3) years from such date, unless earlier terminated as herein provided. The term of this Agreement may be extended beyond the initial term by mutual written consent.

     2 3.  No Conflicting Commitments.  During the period of the Executive's
           --------------------------
full time employment with the Company, Executive will not undertake any Commitments which might impair Executive's performance of his duties as a full time employee of the Company. Notwithstanding the foregoing, (i) Executive shall be permitted to continue his consulting relationship with Hybridon, Inc., including an extensions thereof. and to retain all payments received thereunder and (ii) Executive shall be entitled to maintain in affiliations with one or more universities in Hamburg and Boston on the understanding that such relationships will advance the interests of the Company by permitting Executive to utilize facilities, equipment and research personnel in areas of research which are of interest to the Company. Without limiting the generality of the foregoing, the Company acknowledges and understands that (i) during a transition period, Executive will direct the efforts of some scientists. diploma and Ph.D. students working at the University as they finish their research topics; (ii) Executive may continue to act as a principal investigator, in collaboration with colleagues at other German universities and with certain German scientific instrument manufacturers, under a grant from the German Ministry of Research and Technology extending through June 30, 1996, and (iii) Executive may act as a principal investigator under a potential grant from the Deutsche Forschungsgemeinschaft entitled "Use of MALDI-TOF and Electrospray Mass Spectrometry in the Analysis of Nucleic Acids.' Executive's consulting relationship and university affiliations are expected to consume less than ten percent (10%) of Executive's productive time.

                            ARTICLE 3. COMPENSATION

     For all services to be rendered by Executive to the Company pursuant to this Agreement, the Company shall pay to the Executive the compensation and provide for Executive the benefits set forth below:

     3.1.  Base Salary.  The Company shall pay to Executive a base salary at the
           -----------
rate of $170,000 per annum during the initial twelve (12) months of this Agreement. prorated and payable in substantially equal monthly installments. Executive's salary will be reviewed annually and may be increased (but not reduced) by the Board of Directors of the Company or a duly appointed committee thereof.

     3.2.  Relocation Expenses.  The Company shall reimburse Executive all
           -------------------
moving expenses incurred in moving his family and household goods to the Boston, Massachusetts area, up to a maximum of $40,000.

     3.3.  Bonuses.  Executive shall be entitled to receive a cash bonus of
           -------
$10,000 payable when the Company hires its first full-time Chief Executive Officer.

     3.4.  Fringe Benefits.  In addition to Executive's base salary, relocation
           ---------------
expenses and bonuses, the Company shall provide Executive and Executive's dependents medical insurance and such other benefits as are generally made available by the Company to its other full time executive employees.


                         ARTICLE 4. EARLY TERMINATION

     4.1.  Early Termination.  Executive's employment hereunder shall terminate
           -----------------
prior to the expiration of the terms of this Agreement upon the occurrence of any of the following events:

           4.1.1.  Executive's death or legal incapacity; or

           4.1.2. The termination of Executive's employment hereunder by the Board of Directors of the Company, at its option, to be exercised by written notice to Executive. upon Executive's other incapacity or inability to further perform services as contemplated herein for a period aggregating 90 days or more within any six-month period because Executive's physical or mental health shall have become impaired so as w make it impossible or impractical to perform the duties and responsibilities contemplated hereunder; or

           4.1.3. The termination of Executive's employment hereunder by the Board of Directors of the Company, at its option, to be exercised by written notice to Executive, in the event of Executive's gross neglect of his duties hereunder, the commission by Executive of an act of deliberate dishonesty or moral turpitude in connection with his employment or the material breach by Executive of any obligation under this Agreement or any other agreement between Executive and the Company; or

           4.1.4. The termination of Executive's employment hereunder by the Board of Directors of the Company, at its option which may be exercised with or without cause, to be exercised by delivery of written notice from the Company to the Executive; or

           4.1.5. The termination of Executive's employment hereunder by Executive to be exercised by delivery of written notice from Executive to the Company.

     4.2.  Adjustments Upon Early Termination.  Notwithstanding any other
           ----------------------------------
provisions in this Agreement to the contrary:

           4.2.1. If Executive's employment with the Company terminates pursuant to Section 4.1.1. or 4.1.2., all payments and benefits provided to Executive under this Agreement shall cease as of the date of termination of employment.

           4.2.2. If Executive's employment with the Company terminates pursuant to Section 4.1.3. or 4.1.5., all payments and benefits provided to Executive under this Agreement shall cease as of the date of termination of employment.

           4.2.3. If Executive's employment with the Company terminates pursuant to Section 4.1.4., (a) the Company shall pay to Executive as severance pay an amount equal to twelve times his then current base salary. payable in substantially equal monthly installments ("Severance Payments"), and distribute to him any sums accrued as of the termination date under the Company's retirement plan and other benefit plans (including accrued vacation pay, if any) and all other payments and benefits provided to Executive under this Agreement shall cease, (b) for a twelve month period after termination or such longer period as may be required by law. Executive shall be entitled to continue to receive medical benefits under the provisions of applicable laws (including COBRA) upon payment of the applicable premiums to the Company and (c) during the period in which the Executive is receiving Severance Payments, the Executive shall provide consulting services w the Company, as may be reasonably requested by the Company, subject to the Executive's reasonable availability.


                   ARTICLE 5. COVENANTS AGAINST COMPETITION

     5.1.  Non-solicitation of Employees.  Executive agrees that during the term
           -----------------------------
of Executive's employment with the Company and during the applicable Non-competition Period (as defined below) after the termination of Executive's employment with the Company, Executive shall not directly or indirectly recruit, solicit or otherwise induce or attempt to induce any employees of the Company to leave the employment of the Company.

     5.2.  Non-competition.  Executive agrees that during the term of
           ---------------
Executive's employment with the Company and during the applicable Non-competition Period (as defined below) after the termination of Executive's employment with the Company, Executive shall not directly or indirectly, except as a passive investor in publicly held companies and except for investments held at the date hereof, engage in competition with the Company or any of its subsidiaries, or own or control any interest in or act as director, officer or employee of, or consultant to, any firm, corporation or institution directly or indirectly engaged in competition with the Company or any of its subsidiaries.

     5.3.  Non-competition Period.  In the event that Executive's employment is
           ----------------------
terminated pursuant to Section 4. 1. (other than pursuant to Section 4.1.1), the Non-competition Period shall be twelve (12) months following the effective date of Executive's termination without the payment of any compensation by the Company to Executive beyond the Severance Payments provided in Section 4.2.3 in the case of a termination pursuant to Section 4.1.4.

     5.4.  Academic Employment Permitted.  Notwithstanding the foregoing,
           -----------------------------
employment of Executive as a professor by a university of similar academic institution shall not be deemed to be in competition with the business of the Company.


                      ARTICLE 6. CONFIDENTIAL INFORMATION

     6.1.  Maintenance of Confidentiality.  Executive agrees that Executive will
           ------------------------------
not (except as required in the course of employment with the Company), both during the term of Executive's employment with the Company and thereafter, communicate or divulge to, or use for Executive's own benefit or the. benefit of any other person, firm or organization, any confidential and proprietary information of the Company and its subsidiaries.

     6.2.  Ownership of Confidential Information.  Records, riles, memoranda,
           -------------------------------------
reports, price lists, customer lists, drawings, plans, sketches and documents and the like, relating to the business of the Company, which Executive shall use or prepare or come into contact within the course of, in connection with, or as a result of employment with the Company, shall remain the Company's Sole and exclusive property.

                                  ARTICLE 7.
                            OWNERSHIP OF INVENTIONS

     7.1.  "Invention" Defined.  As used in this Agreement, "Invention" means
           -------------------
any invention, discovery or innovation with regard to physics, chemistry, enzymology, biology, biotechnology, genetic engineering or recombinant DNA technology, whether or not patentable, made, conceived, or first actually reduced to practice by Executive, alone or jointly with others, in the course of, in connection with, or as a result of service as an executive of the Company, including any art, method, process, machine, manufacture, design of composition of matter, or any improvement thereof, or any variety of plant or microorganism.

     7.2.  Disclosure of Inventions.  Each Invention made, conceived or first
           ------------------------
actually reduced to practice by Executive, whether alone or jointly with others, during the term Of Executive's employment with the Company and each Invention made, conceived or first actually reduced to practice by Executive, whether alone or jointly with others, within one year after the termination of Executive's employment with the Company which relates in any way to work performed for the Company during the term of Executive's employment, shall be promptly disclosed in writing to the President of the Company (or such officer of the Company as the President or Board of Directors may designate). Such report shall be sufficiently complete in technical detail and appropriately illustrated by sketch or diagram to convey to one skilled in the art of which the Invention pertains, a clear understanding of the nature, purpose, operations, and, to the extent known, the physical, chemical, biological or electrical characteristics of the Invention.

     7.3.  Ownership of Inventions.  Each Invention, as herein defined, shall be
           -----------------------
the sole and exclusive property of the Company.

     7.4.  Assignment of Title.  Executive agrees to execute an assignment to
           -------------------
the Company or its nominee of Executive's entire right, title and interest in and to any Invention, without compensation beyond that provided in this Agreement. Executive further agrees, upon the request of the Company and at its expense, that Executive will execute any other instrument and document necessary or desirable in applying for and obtaining patents in the United States and in any foreign country with respect to any Invention. Executive further agrees, whether or not Executive is than an employee of the Company, to cooperate to the extent and in the manner reasonably requested by the Company in the prosecution or defense of any claim involving a patent covering any Invention or any litigation or other claim or proceeding involving any invention covered by this Agreement, but all expenses thereof shall be paid by the Company.


                           ARTICLE 8. MISCELLANEOUS

     8.1.  Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

     8.2.  Binding Effect.  This Agreement shall inure to the benefit of and be
           --------------
binding upon the parties hereto and their respective lawful successors and assigns and upon Executive's heirs and personal representatives.

     8.3.  Assignment.  Neither this Agreement nor any rights or obligations
           ----------
hereunder shall be assignable by either party hereto without the prior written consent of the other party.

     8.4.  Notices.  All notices, requests, demands and other communications to
           -------
be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid or by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by an internationally recognized express courier service, and in each case addressed as follows:

     If to the Executive:   Dr. Hubert Koster
     -------------------
                            Stapelstr. 5b, 22529
                            Hamburg, Germany

     If to the Company:     Sequenom, Inc.
     -----------------
                            c/o Techno Venture Management
                            101 Arch Street
                            Suite 1950
                            Boston, Massachusetts 02110
                            Attn: President

     with a copy to:        Palmer & Dodge
                            One Beacon Street
                            Boston, Massachusetts 02108
                            Arm: Peter Wirth, Esq.

or such other address as either party hereto shall have designated by notice in writing to the other party.

     8.5.  Amendments.  This Agreement may be amended, supplemented or otherwise
           ----------
modified at any time, but only by an instrument in writing signed by the parties hereto.

     8.6.  Governing Law.  This Agreement and the legal relations among the
           -------------
parties hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     8.7.  Specific Performance.  The Executive acknowledges that money damages
           --------------------
alone will not adequately compensate the Company for breach of any of the Executive's covenants and agreements herein and therefore, the Executive agrees that in the event of the breach or threatened breach of any such covenant or agreement, in addition to all other remedies available to the Company at law, in equity or otherwise, the Company shall be entitled to injunctive relief compelling specific performance of, or other compliance with, the terms hereof.

     8.8.  Severability.  In case any provision hereof shall, for any reason, be
           ------------
held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had wt been included herein. If any provision hereof shall for any reason, be held by a court to be excessively broad as to duration, geographical scope, activity or subject matter, it shall be construed by limiting and reducing it to make it enforceable to the extent compatible with applicable law as then in effect.

     8.9.  Survival.  Articles 5, 6, 7 and 8 shall survive the termination of
           --------
this Agreement for the periods of time indicated therein or indefinitely if no period of time is indicated.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date first above written.

                                        SEQUENOM, INC.



Date:  5-25-94                          By:  /s/ Nola E. Masterson
     ----------------------------            ----------------------------------
                                             Nola E. Masterson, President



                                        EXECUTIVE



Date:  May 26, 1994                      /s/ Hubert Koster
     ----------------------------       ---------------------------------------
                                        Hubert Koster

                         CONSULTING SERVICES AGREEMENT


     THIS AGREEMENT is entered into this 1st day of April, 1994, by and between Sequenom, Inc. (the "Company") and Dr. Hubert Koster ("Consultant").

     NOW, THEREFORE, it is agreed as follows:

     1.   Definitions.  As used herein:
          -----------

          (a) The term "Products" shall mean the devices, if any, proposed to be developed by, or with the assistance of, Consultant hereunder as defined, and with the specifications set forth in Exhibit A hereto.

          (b) The term "Technology" shall mean the results and product (interim and/or final) of the consulting services performed by Consultant hereunder, whether tangible or intangibles including, without limitation, each and every invention, formula, trade secret, software program (including without limitation, object code, source code, flow charts, algorithms and related documentation), listing, routine, manual, specification, technique, product, concept, know-how, or similar property, whether or not patentable or copyrightable and whether or not embodied in any Products, that are made, developed, perfected, designed, conceived or first reduced to practice by Consultant, either solely or jointly with others, in the course and scope of the consulting services performed hereunder.

     2.   Engagement and Performance of Services.
          --------------------------------------

          (a)  Engagement.  The Company hereby engages Consultant to perform
               ----------
consulting services in accordance with the terms and conditions of this Agreement. The specific tasks and services to be performed by Consultant are set forth on Exhibit A attached hereto. If such services include the development of specific Products, the specifications of such Products are as set forth on Exhibit A attached hereto.

          (b)  Facilities, Equipment and Supplies.  The Company will provide to
               ----------------------------------
Consultant the facilities, equipment and supplies specified on Exhibit A attached hereto. Consultant shall, at his own cost and expense, provide all other facilities, equipment and supplies necessary to perform the consulting services hereunder.

          (c)  Other Services. The Company acknowledges and agrees that, subject
               --------------
to its obligations hereunder, Consultant shall have the right to engage in research and development and consulting activities for himself and others during the term of this Agreement; provided, however, that Consultant shall not perform any consulting services for an actual or potential competitor of the Company during the term of this Agreement and for a period of one (1) year after termination of this Agreement.

          (d)  Primary Duty.  The Company and Consultant recognize that
               ------------
Consultant's Primary duty as a member of the faculty of the University of Hamburg (the "University") is to the University. The Company and consultant agree that the University's policies and Consultant's obligations to the University shall be observed in the event a conflict arises with this Agreement.

          (e)  Compensation.  As compensation for the consulting services
               ------------
provided by Consultant hereunder, the Company shall pay to Consultant the amounts specified, at the time(s) specified, on Exhibit B attached hereto.

          (f)  Expenses. In addition to the compensation specified in subsection
               --------
2(d), the Company will pay reasonable out-of-pocket expenses incurred by Consultant and approved in advance by the Company in the furtherance of or in connection with the performance of consulting services hereunder.

          (g)  No Violation of Others' Rights.  Consultant represents and
               ------------------------------
warrants that in the course of performing services hereunder Consultant will not infringe or wrongfully appropriate any patents, copyrights, trade secret rights, or other intellectual property rights of any person or entity anywhere in the world.

     3.   Employment Agreement.  On or before the date hereof, the Company and
          --------------------
the Consultant shall have entered into an Executive Employment Agreement (the "Employment Agreement"). The provisions of this Agreement shall not supersede the provisions of the Employment Agreement, and the Consultant specifically acknowledges that the provisions of Articles 5, 6 and 7 of the Employment Agreement shall apply during the period of his consultancy hereunder.

     4.   Property Rights.  All right, title and interest in and to the Products
          ---------------
(if any) and the Technology shall at all times be and remain the sole and exclusive property of the Company, and the Products and the Technology shall be deemed to be works made for hire. The parties agree that any patents, trademarks or copyrights that may issue relating to any of the Products or the Technology shall be in the name of and assigned to the Company.

     5.   Term and Termination. The term of this Agreement shall be as set forth
          --------------------
in Exhibit A attached hereto; provided, however, that this Agreement shall automatically terminate upon the commencement of Consultant's services under the Employment Agreement. Unless otherwise specified in Exhibit A, either party may terminate this Agreement at any time upon thirty (30) days written notice delivered to the other. The provisions of Sections 3 and 4 hereof shall survive the termination of this Agreement.

     6.   Miscellaneous.
          -------------

          (a)  Use of University's Name.  With the limited exception of citing
               ------------------------
Consultant's faculty title, the Company and its affiliates will not use the names, likeness, or logos of the University or any of its schools or divisions in any of their fund raising or in investment documents, general publications, advertisements, or marketing and promotional materials without the prior written permission of the University. A request for such permission must be submitted by Consultant to the University's Office of Public Affairs.

          (b)  Relationship of Parties. Consultant shall at all times during the
               -----------------------
performance of his services hereunder be an independent contractor, maintaining sole and exclusive control over its business and operations. At no time will either party hold itself out to be the agent, employee, lessee, sublessee, partner or joint venturer of the other party. Neither party hereto shall have the express or implied right or authority to assume or create any obligation on behalf of or in the name of the other party, or to bind the other party in regard to any contract, agreement or undertaking with any third party.

          (c)  Entire Agreement.  Except as set forth in Section 3, this
               ----------------
Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior written or oral negotiations, representations or agreements. No modification of this Agreement shall be binding on either parry unless it is in writing and signed by both parties.

          (d)  Severability. The provisions of this Agreement are severable, and
               ------------
if one or more provisions are judicially determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions or portions of this Agreement shall nevertheless be binding on and enforceable by and between the parties hereto.

          (e)  Assignment.  This Agreement shall inure to the benefit of and be
               ----------
binding upon the successors and assigns of the parties hereto; provided, however, that Consultant shall not transfer or assign this Agreement without the prior written consent of the Company.

          (f)  Governing Law.  The rights and obligations of the parties to this
               -------------
Agreement shall be governed by and construed in accordance with the laws of Massachusetts.

          (g)  Headings.  Section headings are for convenience of reference only
               --------
and shall not be considered in the interpretation of this Agreement.

          (h)  Unavoidable Delays.  Either party shall be excused for any delays
               ------------------
or defaults in the performance of this Agreement (except the payment of amounts due and payable hereunder) unavoidably caused by the act of the other, the act of any agent of the other, the act of any governmental authority, acts of God, the elements, war, litigation, strikes, walkouts, or any other cause beyond its reasonable control. Each party shall use all reasonable diligence to avoid any such delay or default and to resume performance under this Agreement as soon as practicable after such delay or default.

          (i)  Notices.  All notices, requests, demands and other communications
               -------
to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid or by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by an internationally recognized express courier service, and in each cm addressed as follows:

     If to the Consultant:   Dr. Hubert Koster
     --------------------
                             Stapelstr. 5b, 22529
                             Hamburg, Germany

     If to the Company:      Sequenom, Inc.
     -----------------
                             c/o Techno Venture Management
                             101 Arch Street
                             Suite 1950
                             Boston, Massachusetts 02110
                             Attn:  President

     with a copy to:         Palmer & Dodge
                             One Beacon Street
                             Boston, Massachusetts 02108
                             Attn:  Peter Wirth, Esq.

or such other address as either party hereto shall have designated by notice in writing to the other party.

          (j)  Attorneys' Fees and Costs. Should litigation arise concerning the
               -------------------------
enforcement or interpretation of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs as determined by the court.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.


SEQUENOM, INC.                                CONSULTANT:


By: /s/ Nola E. Masterson                     /s/ Hubert Koster
   ---------------------------------          ----------------------------------
                                              Dr. Hubert Koster
Title:  CEO
      ------------------------------

                                   EXHIBIT A
                                   ---------

                       DESCRIPTION OF SERVICES AND TASKS

                                [see attached]

                                                                       EXHIBIT A

          1.   SEQUENOM H. KOSTER MARCH 31, 1994 CONFIDENTIAL



                                R & D PROJECTS
                         TO BE PERFORMED BY CONSULTANT


There are six Mini-Teams (T1 - T5) with selected experience; several projects therefor can be initiated and pursued in parallel.

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

          2.   SEQUENOM H. KOSTER MARCH 31, 1994 CONFIDENTIAL

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

          3.   SEQUENOM H. KOSTER MARCH 31, 1994 CONFIDENTIAL

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

          4.   SEQUENOM H. KOSTER MARCH 31, 1994 CONFIDENTIAL

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT B
                                   ---------

                       COMPENSATION AND PAYMENT SCHEDULE


In return, Sequenom will provide to the consultant:

(1) full compensation for round-trip airfare, hotel accommodations, meals and other expenses related to consultant's regular visits to Sequenom or attendance at Scientific Advisory Board meetings;

(2) full compensation for round-trip airfare, hotel accommodations, meals and other expenses related to consultant's travel to scientific meetings for which his attendance is deemed critical to the development of mass spectrometric DNA-sequencing technologies, or for visits to companies, patent offices or for any other travel carried out in connection with his work with Sequenom; and

(3) full compensation for other expenses (fax, mail, etc.) encountered directly in connection with his work for Sequenom.

(4) commencing as of April 1, 1994, a monthly consultancy fee of $5,000, to be paid monthly in arrears with the first payment of $5,000 due on May 1, 1994 and covering the period from April 1, 1994 to April 30, 1994.

                                 EXHIBIT 4.13
                                 ------------

                              Material Agreements
                              -------------------

(a)  None.

(b)  None.

(c)  (1)  See Exhibit 4.8 with respect to agreements with Dr. Koster.
              -----------

     (2) Consulting services Agreement between the Corporation and Charles Cantor dated April 1, 1994.

     (3) consulting Services Agreement between the Corporation and Robert Cotter dated April 1, 1994, as amended.

     (4) Oral consulting agreement with Nola Masterson, pursuant to which Ms. Masterson is paid $5,000 per month to assist the corporation in developing business strategies and monitoring U.S. operations.

(d)  (1)  Sequenom, Inc. 1994 Stock Plan.

     (2) The Corporation also provides medical and dental benefits to its employees.

(e) The Corporation has borrowed an aggregate of $1,580,000 in outstanding principal amount from certain of the Investors and has issued to such Investors convertible term notes to evidence a portion of such loans. None of such loans will remain outstanding after the Initial Closing. The corporation has also borrowed DM 550,000 in outstanding aggregate principal amount from its wholly owned subsidiary Sequenom Instruments GmbH.

(f)  None.

(g)  Equipment lease arrangements with COMDISCO.

(h)  None.

(i) (1) Research Agreement between the Corporation and The Johns Hopkins University, dated October l, 1994, an amended.

     (2) Confidentiality/Materials Transfer Agreement between the Corporation and Becton Dickinson and Company dated December 1, 1995.

     (3) Sponsored Research Agreement between the Corporation and the Trustees of Boston University dated September 15, 1994.

     (4)  Proposed Letter Agreement with Synteni.

(j)  None.

(k)  None.

                                 EXHIBIT 4.15
                                 ------------

                                   Insurance
                                   ---------

     See attached materials from Waverley Insurance Agency, Inc. with respect to insurance maintained by the Corporation.

Professional
Office
Package



                        WAVERLEY INSURANCE AGENCY, INC.

                               493 Trapolo Road
                               Belmont, MA 02173

CONTENTS
--------

We've designed your Professional Office Package so it can be tailored to fit your individual insurance needs. Because each policy may be different, the pages aren't numbered consecutively. Here's a list of commonly referred to items in the same order as they appear in your policy.

Introduction Page

Name and mailing address of insured
Name and location of insurance company
Policy dates
Former policy number
Your premium
Name and address of our authorized representative

Policy Forms List

General Rules

Special rights and duties of the first named insured
Your policy period
Premiums
Our right to inspect and audit
Policy changes
Assignment and transfer
Cancellation
Recovering damages from a third party
Fraud and misrepresentation
Appraisal of property disputes
How state law affects this policy
Lawsuits against us
Provisions required by law

What To Do If You Have A Loss

Coverage Summary

The Coverage Summary shows the variable information that affects your coverage.

Coverages

Each type of coverage included in your policy is provided by a separate form called an insuring agreement.

POLICY INFORMATION

THIS IS NOT A BILL

YOUR POLICY IS DIRECTLY BILLED. IF THIS IS A POLICY CHANGE, THE
ADDITIONAL OR RETURN PREMIUM WILL BE SHOWN ON FUTURE INSTALLMENT
BILLINGS. IF ALL INSTALLMENTS HAVE BEEN BILLED, THE PREMIUM
CHANGE WILL BE BILLED OR CREDITED PROMPTLY.
A BILL WILL BE SENT TO:
THE INSURED

--------------------------------------------------------------------------------
Company:  ST. PAUL FIRE & MARINE INSURANCE COMPANY

--------------------------------------------------------------------------------
I                                   Policy Inception/Effective Date:  10/26/94
N                                   Policy Number:  FK06003565
S                                   Agency Number:  2003083
U   SEQUENOM INCORPORATED
R   _________________               Transaction Type:
E   101 ARCH STREET                 POLICY IS NEW
D   BOSTON, MA 02110                Transaction number:  001
                                    Processing Date:  11/10/94 08:57
  __________________________________
A   WAVERLY INS AG INC
G   493 TRAPELO RD
E   BELMONT MA 02178
N
T

------------------------------------------------------------------------------
Policy           Description                 Amount                 Surtax/
Number                                       Surcharge
------------------------------------------------------------------------------

FK 06003565 PROFESSIONAL OFFICE PACKAGE POLICY        $350.00

THE PREMIUM SHOWN DOES NOT INCLUDE A PREMIUM PAYMENT PLAN SERVICE CHARGE. IF YOU SELECTED A PREMIUM PAYMENT PLAN YOUR PAYMENT SCHEDULE/BILL WILL SHOW THIS CHARGE.

THIS POLICY IS A NINE PAY PAYMENT PLAN.
A PAYMENT SCHEDULE/BILL WILL FOLLOW SHORTLY.


--------------------------------------------------------------------------------
Ed. 12 - 90 Printed in U.S.A.                                             Page 1

                                 INSURED COPY

                                                                    THE ST. PAUL


POLICY FORM LIST

Here's a lit of all forms included in your policy [ILLEGIBLE] the date shown below. These forms are [ILLEGIBLE] in the dame order as they appear in your policy.

-----------------------------------------------------------------------------------------------------------
Title                                                                      Form Number      Edition Date
Introduction - St. Paul Fire and Marine Insurance Company                      40800            05-87
     Policy Form List                                                          40705            05-84
General Rules - Massachusetts                                                  40731            05-92
What to do if you have a loss                                                  40814            11-91
Professional Office Package Coverage Summary                                   46157            05-91
Professional Office Package Location Coverage Summary                          46159            05-91
Professional Office Package Property Protection                                46156            09-91
POP - Commercial General Liability Protection                                  46155            05-91
   Medical Expenses Endorsement                                                46190            09-93
   Auto Contract Liability Endorsement-Massachusetts                           44412            01-89
   Contract Liability Defense Expenses Endorsement                             47320            03-92
Liability Protection For Autos You Don't Own                                   44471            04-91


-----------------------------------------------------------------------------------------------------------
Name of Insured           Policy Number  FK06003565                  Effective Date 10/26/94
SEQUENUM INCORPORATED         Processing Date  11/10/94              08:57  001
-----------------------------------------------------------------------------------------------------------

4070 5-84 Printed in U.S.A.                     Form List                Page 1
(C)St. Paul Fire and Marine Insurance Co. 1992

                                                                    THE ST. PAUL

 discovery of fraud or material misrepresentation by the     company a signed, sworn statement in proof of loss which
 insured in obtaining the policy; (4) discovery of willful   sets forth to the best knowledge and belief of the insured
 or reckless acts or omissions by the insured increasing     the following: the time and cause of the loss, the interest
 the hazard insured against; (5) physical changes in the     of the insured and of all others in the property, the actual
 property insured which result in the property becoming      cash value of each item thereof and the amount of loss
 uninsurable; or (6) a determination by the commissioner     thereto, all encumbrances thereon, all other contracts of
 that continuation of the policy would violate or place      insurance, whether valid or not, covering of said property,
 the insurer in violation of the law.  Where the stated      any changes in the title, use, occupancy, location,
 reason is [ILLEGIBLE] of premium, the insured may           possession or exposures of said property, since the issuing
 [ILLEGIBLE] coverage and avoid the effect of the            of this policy, by whom and for what purpose any building
 cancellation by payment at any time prior to the            herein described and the several parts thereof were occupied
 effective date of cancellation.                             at the time of loss and whether or not it then stood on
                                                             leased ground, and shall furnish a copy of all the
 Mortgage interests and obligations.  Notwithstanding any    descriptions and schedules in all policies and detailed
 other provisions of this policy, if the policy shall be     estimates for repair of the damage.  The insured, as often
 made payable to a mortgage of the covered real estate, no   as may be reasonably required, shall exhibit to any person
 act or default of any person other than such mortgagee or   designated by this company all that remains of any property
 his agent or those claiming under him, whether the same     herein described, and submit to examinations under oath by
 occurs before or during the term of this policy, shall      any person named in this company, and subscribe the same;
 render this policy void as to such mortgagee nor affect     and, as often as may be reasonably required, shall produce
 such mortgagee's right to recover in case of loss of such   for examination all books of account, bills, invoices and
 real estate: provided, that the mortgagee shall on demand   other vouchers, or certified copies thereof if originals be
 [ILLEGIBLE] according to the established scale of rate      lost, at such reasonable time and place as may be designated
 for any increase of risk not paid for by the insured; and   by this company or its representative, and shall permit
 whenever this company shall be liable to a mortgagee for    extracts and copies thereof to be made.
 any sum for loss under this policy for which no liability
 exists as to the mortgage, or owner, and this company       When loss payable.  In case of any loss or damage, the
 shall elect by itself, or with others, to pay the           company, within thirty days after the insured shall have
 mortgagee the full amount secured by such mortgagee, then   submitted a statement, as provided in the preceding clause,
 the mortgagee shall assign and transfer the company         shall either pay the amount for which it shall be liable,
 interested, upon such payment, the said mortgage together   which amount if not agreed upon, shall be ascertained by
 with the [ILLEGIBLE] debt thereby secured.                  award of referees as hereinafter provided or replace the
                                                             property with other of the same kind and goodness; or it
 Pro rata liability.  This company shall not be liable for   may, within fifteen days after such statement is submitted,
 a greater proportion of any loss than the amount hereby     notifying insured of its intention to rebuild or repair the
 insured shall bear to the whole insurance covering the      premises, or any portion thereof separately covered by this
 property against the [ILLEGIBLE] involved.                  policy, and shall thereupon enter upon said premises and
                                                             proceed to rebuild or repair the same with reasonable
 [ILLEGIBLE] in case loss occurs.  The insured shall give    expedition.  It is moreover understood that there can be no
 immediate written notice to this company of any loss,       abandonment of the property described to the company and
 protect the property from further damage, forthwith         that the company shall not in any case be liable for more
 separate the damaged and undamaged personal property, put   than the sum insured, with interest thereon from the time
 in the best possible order, furnish a complete inventory    when the loss shall become payable, as above provided.  The
 of the destroyed and damaged property, showing in detail    company shall be liable for the payment of the interest to
 the quantity, description, actual cash value and amount     the
 of loss claimed; and the insured shall forthwith render
 to this

-------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE] Rev. 5-92 Printed in U.S.A.         General Rules
(C)St. Paul Fire and Marine Insurance Co. 1992 All Rights Reserved   Page 3 of 7

                                                                    THE ST. PAUL

Calculation of premium.  We'll figure your premium      of these examinations.  We'll reduce the amount we pay
due on each anniversary in accordance with our rule,    on the medical expense claim by whatever we pay for
rates and rating plans in effect on the anniversary     these services.  The fact that we make payments to any
date.                                                   injured person for these services doesn't mean you've
                                                        admitted responsibility for his or her injury.
The following paragraph replaces any Protective
Safeguards section in your policy.                      Property Protection - Buildings That Are Vacant

Protective safeguards.  You must also maintain any      If your policy includes Property Protection, the
protective safeguards that are described in the         following is added to the "Buildings that are vacant"
Protective Safeguards Endorsement.  We [ILLEGIBLE]      section of your agreement.  But only for loss caused by
credit for these protective safeguards in setting       fire or lightning.
our rates.  If you fail to maintain these
safeguards, we won't be liable for losses to the        If your building where a loss occurred was vacant or
specifically affected areas.  However, your             unoccupied for a period of:
[ILLEGIBLE] will continue for other areas.
                                                        .  50 consecutive days for the residential properties
The following paragraph replaces any "Medical Reports   of 3 units or less; or
and Examinations" section in your policy.

Medical reports and examinations.  The insured person   .  30 consecutive days for all other premises;
must give us written proof of his [ILLEGIBLE] claim
for medical expenses as soon as possible, and must      before the loss occurred, we won't pay for the loss.
agree to make the claim under oath if we think it is    This applies regardless of whether or not the building
necessary.  We must also receive an authorization       had been intended for occupancy by either the owner or
allowing us to obtain pertinent medical reports and     tenant.
copies of records.  The injured person must agree to
be examined by doctors of our choosing as often as      The following is added to the If Your Building is
we decide, within reason.  We'll pay the cost           Mortgaged section.  We'll make payments for losses to
                                                        mortgage holders in order, according to the financial
                                                        interest each has in the covered property.

----------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE] Rev. 5-92 Printed in U.S.A.              General Rules
(C)St. Paul Fire and Marine Insurance Co. 1992 All Rights Reserved   Page 7 of 7

                                                                    THE ST. PAUL

     PROFESSIONAL OFFICE PACKAGE COVERAGE SUMMARY

This summary shows the Limits of Coverage and the Optional Coverages you have for state or [ILLEGIBLE] coverages. These coverages and [ILLEGIBLE] apply to all locations on your policy.
[ILLEGIBLE] your Professional Office Package
[ILLEGIBLE] Coverage Summary for coverages that [ILLEGIBLE] a specific location.

-------------------------------------------------------------------------------------------------
Commercial General Liability Protection        Limits of Coverage
                                               Each event limit                    $1,000,000
                                               Premises damage limit.              $1,000,000
                                               Medical expenses limit.             $    5,000

                                               Personal injury and                 $1,000,000
                                               advertising injury limit

                                               General total limit.                $2,000,000
-------------------------------------------------------------------------------------------------
Loss of Earnings And Extra
 Expense Coverage                              Limit of coverage                      $  500,000
-------------------------------------------------------------------------------------------------
Optional Coverages                                                           Premium
Liability Protection For Autos You Don't Own
        Limit: $1,000,000
        Non-owned Auto              Number of Employees: 2                            $    18.00
        Hired Auto                  If Any                                            $    29.00



-------------------------------------------------------------------------------------------------
Year Premium for the above
 coverages                                                                            $    47.00
-------------------------------------------------------------------------------------------------
Name of Insured                   Policy Number  FK06003565                  Effective Date 10/26/94
SEQUENOM INCORPORATED             Processing Date   11/10/94     08:57   001

--------------------------------------------------------------------------------
[ILLEGIBLE] Ed. 5-91 Printed in U.S.A.            Coverage Summary        Page 1
(C)St. Paul Fire and Marine Insurance Co. 1992 All Rights Reserved
--------------------------------------------------------------------------------

                                                                    THE ST. PAUL

Power supply services means:                                 we'll only pay for such increase during the period of
 .  [ILLEGIBLE] generating plants;                            restoration.
 .  switching stations;
 .  substations;                                               Strike.  We won't cover any increase in loss due to
 .  transformers; and                                          delay caused by strikers or anyone else at a location
 .  transmission lines;                                        of rebuilding, repairing or replacing damaged property
supplying electricity, steam, or gas to the described         when it interferes with efforts to resume business.
premises.
                                                              However, you can recover for an increase in a covered
But coverage isn't included for overhead transmission         loss when a strike on another person's premises
lines unless indicated in the Coverage Summary.               prevents you from resuming business.  For example:

Off premises utility failure limit of coverage.  The          You've ordered materials to repair your building and
most we'll pay for your earnings and extra expense            you can't obtain them because there's a strike at the
loss in any one event is $25,000 unless the                   manufacturer's plant.  This prevents you from resuming
additional optional coverage for off-premises utility         business and increases your loss of earnings and extra
failure is indicated in the Coverage Summary.  If the         expense.  We'll cover this increase in your loss.
option is shown, your loss of earnings and extra
expense limit shown on the Coverage Summary includes          Expenses for putting out a fire.  We won't cover
the $25,000 automatic coverage.  This is the most             expenses you have in putting out a fire.
we'll pay for all covered loss caused by any one
event.                                                        Direct Loss.  We won't cover any direct damage to
                                                              property.
Loss of earnings and extra expense exclusions.  All of
the exclusions under the Exclusions - Losses We Won't         Rules for loss of earnings and extra expense loss
Cover section apply to this coverage.  The following          adjustment.  When covered earnings or extra expense
exclusions also apply to Loss Of Earnings And Extra           loss occurs, we'll consider the following in
Expense Coverage.                                             determining what we'll pay under this coverage:

Repair.  We won't cover the cost of repairing or              1.  loss determination
replacing damaged property, including the cost of             2.  your responsibility for resuming operations; and
research necessary to replace or restore [ILLEGIBLE]          limit of coverage.
account books, card index systems, data processing,
recording or storage media and other records.  But we         1.  Loss determination.
will pay any expense you incur over the normal cost           1.  Earnings.  Your amount of earnings loss will be
of such repair or replacement if it's necessary to            determined based on:
reduce your total extra expenses due to a covered             .  net income of your business before the direct
loss.                                                         physical loss or damage occurred;
                                                              .  the probable net income if no loss or damage had
This extra expense for repair or replacement may not          occurred;
be more than the amount by which it reduces your              .  the operating expenses, including payroll, expenses,
total extra expense loss.                                     necessary to resume operations with the same quality of

Cancellation of Contracts.  We won't cover any                service that existed just before the direct physical
[ILLEGIBLE] in loss that's caused by the suspension,          loss or damage; and
lapse or cancellation of any lease, license, contract         .  other sources of information on your business such
or order.                                                     as: your financial records and accounting procedures,
                                                              bills, invoices and other vouchers and deeds, liens or
However, if the suspension, lapse or cancellation             contracts.
results directly from the interruption of your
business, we'll cover any increase in a [ILLEGIBLE]           2.  Extra expense.
that affects your earnings.  But

--------------------------------------------------------------------------------
46156 Rev.9-91 Printed in U.S.A.     Insuring Agreement 5           Page 5 of 22
(C)St. Paul Fire and Marine          Property Coverage
Insurance Co. 1991

                                                                    THE ST. PAUL

PROFESSIONAL OFFICE PACKAGE
PROPERTY PROTECTION

We have designed this agreement to protect you and your business against a variety of direct and indirect losses. Of course, there are [ILLEGIBLE] which are explained later in this agreement.

-----------------------------------------------------------------------------------------------------------------
Table of Contents                           Page    What This Agreement Covers
                                                    --------------------------
What This Agreement Covers                   1      The description of covered property and limit of coverage
[ILLEGIBLE] Coverage                         1      are shown in the Coverage Summary.  In this section, we
Business Contents Coverage                   2      explain what is included under the building and business
Preservation Of Property                     2      contents coverage.
Debris Removal Coverage                      2      Building Coverage
Loss Of Earnings And Extra Expense
[ILLEGIBLE]                                  3      We'll cover your financial interest in the insured building
Property That Has Limited Coverage           6      or structure.  While at the same location we'll also cover:
Property Covered Only As Defined             6      .  garages, storage buildings and other structures that
Property Not Covered At All                  7      pertain to your office.
                                                    .  fixtures, machinery and equipment that are a permanent
Additional Benefits                          7      part of the building and are used to provide building
[ILLEGIBLE] Clean Up And Removal             7      services such as elevators and hearing equipment.
Temporary Location Or Property In Transit    7      .  yard fixtures such as lamp posts and flag poles.
Fire Department Service Charge               8      .  construction materials, supplies and equipment that you
Newly Acquired Property                      8      intend to use to alter, repair or expand the covered
Loss Assessments                             8      building.  During construction we'll cover these materials
[ILLEGIBLE] Property                         8      at the insured location or in the open within 1,000 feet of
Personal Belongings                          8      it.  We'll also cover any temporary structures at the
Accounts Receivable Coverage                 9      insured location.
Valuable Records Research Coverage           9      .  property which you own and use to service or maintain the
[ILLEGIBLE] And Securities Coverage         10      covered building or structure or its premises such as
Covered Causes Of Loss                      11      outdoor furniture, fire extinguishing equipment, floor
                                            11      coverings and appliances for refrigerating, ventilating,
Exclusions - Losses We Won't Cover                  cooking, dishwashing and laundering.
                                            15      .  personal property you own in rooms or apartments you
Optional Coverages                          15      furnish as landlord.
Optional Glass Coverage                     16
Optional Sign Coverage                      16      Building inflation protection.  At the end of each 3 months
Optional Scheduled Valuables Coverage       17      this agreement is in effect, we'll increase your insurance
Optional Computer Coverage                  18      by the percentage shown in the Coverage Summary.  This
Rules For Loss Adjustment                   18      percentage applies only to the building limit shown
1. How Your Property Is Valued              20      [ILLEGIBLE] the Coverage Summary and not to the increases
2. Deductible                               20      you're given under this building inflation protection.  For
3. [ILLEGIBLE] Insurance                    20      example:
[ILLEGIBLE] Losses                          21
Who will [ILLEGIBLE] For Loss               21
If [ILLEGIBLE] Is Mortgaged
                                            21
Other Rules For This Agreement
--------------------------------------------------

--------------------------------------------------------------------------------
46156 Rev.9-91 Printed in U.S.A.     Insuring Agreement 5          Page 1 of 22
(C) St. Paul Fire and Marine         Property Coverage
Insurance Co. 1991

                                                                    THE ST. PAUL

Accounts Receivable Coverage                             Accounts Receivable Coverage exclusions.
                                                         Bookkeeping errors.  We won't cover any loss that's
If you have Business Contents Coverage, we'll protect    caused by mistakes or omissions in bookkeeping,
your accounts receivable records against risks of        accounting or billings.
direct loss or damage.

We automatically cover your accounts receivable up to    In addition, the following exclusions under the
$5,000 unless an accounts receivable limit of            Exclusions - Losses We Won't Cover section also apply
coverage is shown in the Coverage Summary.  If an        to this coverage:
accounts receivable [ILLEGIBLE], the $5,000 automatic    .  Government action;
coverage will be included and is not in addition to      .  Illegal transportation or trade;
such limit.                                              .  Nuclear transportation or trade;
                                                         .  Nuclear activity;
The [ILLEGIBLE] we'll pay for all covered accounts       .  War;
[ILLEGIBLE] loss in any one event is $5,000 or the       .  Electronic recordings;
accounts receivable limit shown in the coverage          .  Dishonesty;
summary, whichever is [ILLEGIBLE].                       .  Voluntary surrender;
                                                         .  Acts or decisions of people;
We cover the following costs that you incur when your    .  Planning, design, materials, maintenance; and
records of accounts receivable are damaged or loss       .  Disappearance-inventory loss.
because of a covered cause of loss.
 .  [ILLEGIBLE] your customers owe you but you can't      No other exclusions under the Exclusions - Losses We
collect because of loss or damage to your [ILLEGIBLE];   Won't Cover section apply to this coverage.
 .  [ILLEGIBLE] only on any loan you have to take out
because you can't collect your receivables, and need     Valuable Records Research Coverage
money while waiting for your claim to be paid;
 .  [ILLEGIBLE] collection costs, over and above your     If you have Business Contents Coverage, we'll protect
[ILLEGIBLE] collection costs, that are made necessary    your valuable records against risks of direct physical
because of their loss or damage to your [ILLEGIBLE]      loss or damage.  We'll also protect anyone else's
and                                                      valuable records that are in your care.  If research is
 .  [ILLEGIBLE] you reasonably incur in re-establishing   necessary to replace the item, we'll pay for the
your records.                                            expense involved.  For example, if maps are lost or
                                                         damaged we'll pay for the surveying and photographing
We also cover your accounts receivable [ILLEGIBLE]       necessary to replace them.
while they're away from an insured [ILLEGIBLE] at a
safe place because of imminent [ILLEGIBLE] of loss.      We'll automatically cover your valuable records loss up
And we'll cover those records [ILLEGIBLE] they're        to $10,000 unless a valuable records limit of coverage
being moved to and from that safe [ILLEGIBLE].  But      is shown in the Coverage Summary.  If a valuable
you must tell us within 10 days after you receive the    records limit is shown, the $10,000 automatic coverage
records for this coverage to [ILLEGIBLE].                will be included [ILLEGIBLE] not in addition to such
                                                         limit.
[ILLEGIBLE] covered.  You're covered for losses
[ILLEGIBLE] at the location shown in the Coverage        The most we'll pay for all covered valuable records
Summary, at a storage location or while temporarily      loss in any one event is $10,000 or the valuable
within the premises of others.  Your accounts            records limit shown in the Coverage Summary, whichever
receivable records are also covered [ILLEGIBLE]          is more.
transit within the United States of America, Puerto
Rico or Canada.                                          Valuable records includes account books, manuscripts,
                                                         abstracts, drawings, card index systems and other
                                                         printed or written documents.  Valuable records also
                                                         include maps, films, tapes and other such material.
                                                         But it doesn't include electronic data processing
                                                         media, data or programs.

--------------------------------------------------------------------------------
46156 Rev.9-91 Printed in U.S.A.  Insuring Agreement 5              Page 9 of 22
(C)St. Paul Fire and Marine Insurance Co. 1991  Property Coverage

                                                                    THE ST. PAUL

[ILLEGIBLE] we'll pay for the damage caused by the fire.      Planning, design, materials, maintenance.  We won't cover
                                                              loss caused by faulty, inadequate or defective:
Electronic recordings.
                                                              .  planning, zoning, development, surveying, siting;
We won't cover loss to electronic recordings caused by        .  design, specifications, workmanship, repair,
electrical or [ILLEGIBLE] injury, disturbance or erasing.     construction, renovation, remodeling, grading, compaction;
This [ILLEGIBLE] doesn't apply to loss caused by lightning.   .  materials used in repair, construction, renovation or
[ILLEGIBLE] action.  We won't cover loss caused [ILLEGIBLE]   remodeling; or
indirectly by any of the following.  [ILLEGIBLE] is           .  maintenance.
excluded regardless of any other [ILLEGIBLE] event that
contributes concurrently or [ILLEGIBLE] sequence to the       All of the above apply to part or all of any property on or
loss:                                                         off the location described in the Coverage Summary.

Mechanical Breakdown.                                         But if a loss not otherwise excluded results, we'll pay for that resulting loss.
We won't cover loss to [ILLEGIBLE] property caused or made
worse by                                                      Pollution.  We won't pay for loss that results from
                                                              pollution unless the pollution is caused by any of the
 .  [ILLEGIBLE] caused by centrifugal force; or                following causes of loss:
 .  [ILLEGIBLE] due to faulty work, design, materials or
[ILLEGIBLE].                                                  .  fire;
                                                              .  lightning;
But [ILLEGIBLE] not otherwise excluded results [ILLEGIBLE]    .  explosion;
of these causes, we'll pay for the loss that results          .  wind or hail;
directly from the covered cause.                              .  smoke;
                                                              .  vehicles and aircraft;
Nuclear activity.  We won't cover loss caused directly or     .  civil disturbance and riot;
indirectly by nuclear reaction, nuclear radiation, or         .  vandalism;
radioactive contamination.  Such loss is excluded             .  sprinkler leakage;
regardless of any other cause or event that contributes       .  sinkhole collapse;
concurrently or in [ILLEGIBLE] to the loss.  But if loss      .  volcanic action;
or damage by fire results, we'll pay for that resulting       .  falling objects;
loss or damage, if it would otherwise be covered under        .  weight of snow, ice or sleet; or
this agreement.                                               .  water damage.

Ordinances, regulations or laws.  We won't cover loss         Pollution means the actual, alleged or threatened discharge,
caused directly or indirectly by the [ILLEGIBLE] of any       dispersal, release leakage, seepage, migration or escape of
ordinance, regulation [ILLEGIBLE] the use, construction,      pollutants.
repair [ILLEGIBLE] of any property.
This includes removal of debris.  Such loss is [ILLEGIBLE]    However, we won't pay for the costs associated with the
regardless of any other cause or event that contributes       enforcement of any ordinance, regulation or law which
concurrently or in any sequence to the [ILLEGIBLE].  But      requires you or anyone else to:
this exclusion won't apply to property destroyed by a
civil authority in order to [ILLEGIBLE] the actual spread     .  test for, monitor, clean up, remove;
of fire.  For example, to establish a fire break.             .  contain, treat, detoxify or neutralize; or
                                                              .  in any way respond to, or [ILLEGIBLE] the effects of
                                                              pollutants.
                                                              Pollutants means any solid, liquid, gaseous or thermal
                                                              irritant or contaminant including:

                                                              .  smoke, vapors, soot, fumes;
                                                              .  acids, alkalis, chemicals;

--------------------------------------------------------------------------------
46156 Rev.9-91 Printed in U.S.A.    Insuring Agreement 5           Page 13 of 22
(C)St. Paul Fire and Marine         Property Coverage
Insurance Co. 1991

                                                                    THE ST. PAUL

[ILLEGIBLE] from motor vehicles.  We won't cover loss        computer equipment coverage.  This benefits in addition to
through theft or attempted theft from any [ILLEGIBLE]        the limit of coverage for computer equipment shown in the
motor vehicle or trailer.  Such loss [ILLEGIBLE], however,   Coverage Summary.
if theft results from [ILLEGIBLE] into a fully enclosed      Data, media and computer programs.  We'll cover direct
and locked [ILLEGIBLE] containing the property.  The         physical loss or damage to data and media you own or are
[ILLEGIBLE] trailer must show visible signs of forced        legally responsible for.  We'll pay the actual cost of
entry.  This limitation does not apply to [ILLEGIBLE] in     reproducing lost or damage data, provided you actually
the custody of a hired transportation [ILLEGIBLE].           replace or reproduce it, and repairing or replacing the
                                                             damage media with material of the same kind or quality.
Unauthorized instructions.  We won't cover loss resulting
from unauthorized instructions from anyone to transfer       Data means facts, concepts or instructions converted to a
property to any person or place.                             form useable in your data processing operations.  This
                                                             includes computer programs, documentation and source
In addition, the following exclusions under the [ILLEGIBLE]  materials.
Losses We Won't Cover section [ILLEGIBLE] apply to this
coverage:                                                    Media means materials on which data is recorded, such as
 .  [ILLEGIBLE] action;                                       magnetic tapes, disk packs, paper tapes and punch cards.
 .  [ILLEGIBLE] transportation or trade;                      Computer breakdown coverage.  We'll cover the following
 .  [ILLEGIBLE] activity;                                     kinds of direct physical loss to covered computer equipment,
 .  [ILLEGIBLE] deterioration-animals;                        data, media and programs inside your building and to covered
 .  [ILLEGIBLE]                                               air conditioning equipment inside your building and within
 .  [ILLEGIBLE] surrender;                                    1,000 feet of it for:
 .  [ILLEGIBLE] decisions of people;                          .  mechanical breakdown or machinery breakdown; or
 .  [ILLEGIBLE] design, materials, maintenance;               .  short circuit, blow-out, or other electrical damage to
 .  [ILLEGIBLE] inventory loss; and                           electrical equipment, apparatus, or devices, including
                                                             wiring.
[ILLEGIBLE] exclusions under the Exclusions - [ILLEGIBLE]
We Won't Cover section apply to this [ILLEGIBLE].            But we won't cover loss caused by any change in your
                                                             electric power supply, such as interruption, power surge, or
[ILLEGIBLE] Computer Coverage                                brown out, if the change originates more than 1,000 feet
                                                             from the building containing your computer equipment.
[ILLEGIBLE] coverage is indicated in the Coverage Summary,
we'll cover direct physical loss or [ILLEGIBLE] to           Air conditioning.  We'll cover any direct physical loss to
computer equipment which you own, [ILLEGIBLE] from others    your computer equipment caused by corrosion, rust, or
or for which you are [ILLEGIBLE] responsible.                changes in humidity or temperature if your air conditioning
Computer Equipment means a network of [ILLEGIBLE]            system that exclusively services your computer equipment is
components capable of accepting [ILLEGIBLE] from magnetic    damaged by a covered cause of loss.
tapes, disk packs, [ILLEGIBLE] and punch cards, processing
it [ILLEGIBLE] to a plan and producing the desired           Processing.  We'll cover direct physical loss to your
[ILLEGIBLE]Computer equipment includes disks [ILLEGIBLE]     computer equipment, data, media or programs that results
printers, display screens and [ILLEGIBLE] terminals.         during processing operations or while the equipment is being worked on or serviced.  The loss or damage must result from
[ILLEGIBLE] media additional benefits.  We'll provide        this processing, [ILLEGIBLE] service.  It
[ILLEGIBLE] benefit in addition to your

--------------------------------------------------------------------------------
46156 Rev.9-91 Printed in U.S.A.    Insuring Agreement 5          Page 17 of 22
(C)St. Paul Fire and Marine         Property Coverage
Insurance Co. 1991

                                                                    The St. Paul

Adjustment Losses                                        Transfer of mortgage holder's right to us.  If we pay
                                                         your mortgage holder for loss or damage that we claim
[ILLEGIBLE] there's a covered loss to your property,     isn't covered by this agreement the mortgage holder's
we will of course, adjust the loss with you.  If         rights to recover that amount from you will then belong
[ILLEGIBLE] a covered loss to someone else's             to us.  But that won't affect your mortgage holder's
property, we'll adjust the loss with you for the         rights to recover the remaining amount of the mortgage
owners account.  Or, we can choose to settle             debt from you.
[ILLEGIBLE] with the owner.  If we settle with the
owner, the owner's release will satisfy any claim        We also have the right to pay off the mortgage debt.
[ILLEGIBLE] make for the same loss.                      If we do, we'll take over the mortgage holder's right
                                                         to be repaid by you.
[ILLEGIBLE] Pay For Loss
                                                         Cancellation notice to mortgage holder.  If we cancel
[ILLEGIBLE]Adjust any loss with you.  However, if the    this agreement, we'll mail or deliver a cancellation
Coverage Summary identifies a person or  [ILLEGIBLE]     notice to your mortgage holder at least 30 days before
to receive payments for covered [ILLEGIBLE], our         coverage ends - 10 days if we cancel for non-payment of
payments will be made to you and [ILLEGIBLE] or          premium.
organization named, based on the financial interest
each has in the covered property described in the        Nonrenewal notice to mortgage holder..  If we elect
Coverage Summary.                                        [ILLEGIBLE] renew this policy, we'll mail or deliver a
                                                         renewal notice to your mortgage holder at least 10 days
If Your Building Is Mortgaged                            before the expiration date of the policy.

If the Coverage Summary identifies a mortgage holder,    Other Rules For This Agreement
this section applies.  We'll consider [ILLEGIBLE] to     -----------------------------
have the same rights and duties as mortgage holders.
                                                         Maintaining your coverage.  You should keep your
[ILLEGIBLE] and duties of mortgage holders.  We'll       building and property in as safe a condition as
make payments for losses to you and any mortgage         possible.  If you are aware of a condition under your
holder based on the interest each has in the covered     control that increases the risk of loss, you should do
property.                                                all you can do to reduce the hazard and notify us of
                                                         this condition.
Any mortgage holder's right to receive payment won't
be affected by foreclosure or other similar              Insurance for your benefit.  This insurance is for your
proceedings.                                             benefit.  No third party having temporary possession of
                                                         your property, such as transportation company, can
[ILLEGIBLE] your claim because of your acts or           benefit directly or indirectly from it.
[ILLEGIBLE] haven't complied with the terms of this
Agreement, the mortgage holder will still have the       Protective safeguards.  You must maintain any
right to receive loss payments if the mortgage holder:   protective safeguards under your control that are
                                                         indicated in your application.  We gave you credit for
 .  [ILLEGIBLE] any premium when due at our request       these safeguards in setting our rates.  If you fail to
[ILLEGIBLE]fail to do so.                                maintain these safeguards, we won't be liable for
 .  [ILLEGIBLE] a signed, sworn statement of loss         losses to the specifically affected areas.  However,
[ILLEGIBLE] fail to do so; and                           your coverage will continue for other areas.
 .  [ILLEGIBLE] when aware of any change in
[ILLEGIBLE] occupancy or risk.                           Buildings that are vacant.  A building is vacant when
[ILLEGIBLE] rules and conditions that apply to you       it does not contain enough business or personal
[ILLEGIBLE] to the mortgage holder.                      property to conduct customary [ILLEGIBLE].
---------------------------------------------------------------------------------------------------------------

46156 Rev. 9-91 Printed in U.S.A.     Insuring Agreement 5         Page 21 of 22
(C)St. Paul Fire and Marine           Property Coverage
Insurance Co. 1991

                                                                    The St. Paul

Tel [ILLEGIBLE] means transmitting or televising any     Additional payments.  We'll have the duty to make only
audio or visual material by television for any           the payments shown below in connection with any claim
purpose.                                                 or suit we defend.  These payments are in addition to
                                                         the limits of coverage.  But our duty to make such
Medical expenses mean the reasonable expenses incurred   payments ends when we have used up the limits of
by any person or organization for necessary medical      coverage that apply with the payment of judgments,
services received by a person any time during the one    settlements or medical expenses.
year following [ILLEGIBLE] of an event which causes
that person [ILLEGIBLE] bodily injury.                   Our expenses.  We'll pay all expenses we incur.

[ILLEGIBLE] services include:                            Bail bonds.  We'll pay up to $250 for the cost of bail
 .  [ILLEGIBLE] first aid received at the time of an      bonds that are required because of accidents or
event;                                                   violations of traffic laws.  But only if the accidents
 .  ambulance and emergency care services;                or violations result from the use of a vehicle to which
 .  dental, medical, nursing, surgical, x-ray and other   the bodily injury liability coverage under this
health care professional services;                       agreement applies.  We don't have to furnish such bonds.
 .  [ILLEGIBLE] services;
 .  artificial limbs and organs; and                      Bonds to release property.  We'll pay the cost of bonds
 .  funeral services.                                     to release property that's being used to secure a legal
                                                         obligation.  But only for bond amounts within the limit
[ILLEGIBLE] explain what we mean by your products,       of coverage that applies.  We don't have to furnish
[ILLEGIBLE] work and your completed work in the          such bonds.
product recall exclusion.
                                                         Expenses incurred by protected persons.  We'll pay all
[ILLEGIBLE] and duty to defend.  We'll have the right    reasonable expenses that any protected person incurs at
and [ILLEGIBLE] defend any claim or suit for covered     our request while helping us investigate or defend a
[ILLEGIBLE] damage made or brought against any           claim or suit.  But we won't pay more than $250 per day
[ILLEGIBLE] person.  We'll do so even if any of          for earnings actually lost by the protected person
[ILLEGIBLE] of any such claim or suit are [ILLEGIBLE]    because of time taken off from work.
false or fraudulent.  But we have no way to perform
other acts or services.  And [ILLEGIBLE] duty to         Taxed cost.  We'll pay all costs taxed against any
defend claims or suits ends when [ILLEGIBLE] used up     protected person in the suit.
the limits of coverage that [ILLEGIBLE] with the
payment of judgments, settlements or medical expenses.   Pre-judgment interest.  We'll pay the pre-judgment
                                                         interest that's awarded against the protected person on
[ILLEGIBLE] have the right to investigate any claim or   that part of a judgment paid by us.  But if we make a
[ILLEGIBLE] to the extent that we believe is proper.     settlement offer to pay the available limit of
[ILLEGIBLE] also have the right to settle any claim      coverage, we won't pay the pre-judgment interest that
or [ILLEGIBLE] within the available limits of            accumulates after the date of our offer.
coverage.
                                                         Post-judgment interest.  We'll pay all interest that
[ILLEGIBLE] means a demand which seeks damages.          accumulates on the full amount of that part of a
                                                         judgment for which we make a payment.  But only from
[ILLEGIBLE] means a civil proceeding which seeks         the date of the judgment to the date we:
[ILLEGIBLE] includes:
[ILLEGIBLE] proceeding for such damages to [ILLEGIBLE]   .  pay;
protected person must submit or [ILLEGIBLE] with our     .  offer to pay; or
consent; and [ILLEGIBLE] other alternative dispute       .  deposit in court;
resolution [ILLEGIBLE] for such damages to which the
[ILLEGIBLE] person submits with our consent.

Injury or damage means bodily injury, [ILLEGIBLE] injury or property [ILLEGIBLE].

------------------------------------------------------------------------------
155  ___ 5-91 Printe_________        Insuring Agreement 51          Page 3 of 16
(C)St. Paul Fire and Marine          Liability Coverage
Insurance Co. 1991

                                                                    The ST. PAUL

How the limits of coverage apply if the General total    .  parking of an auto on any premises you own, rent,
limit is left blank.  If the amount of the General       lease or borrow, or on ways next to such premises, if
total limit is left blank in the Coverage Summary,       the auto isn't owned, rented, leased or borrowed by any
that total limit will be considered to be the same as    protected person; or
the Each event limit or $100,000, whichever is more.     .  operation of specialized equipment.

    - What This Agreement Won't Cover                    Auto means a land motor vehicle, trailer or semitrailer
-------------------------------------                    designed for travel on public streets or roads.  It
Advertising, broadcasting, publishing or telecasting     includes any permanently attached machinery or
business.  We won't cover advertising injury             equipment.  But we won't consider mobile equipment to
[ILLEGIBLE] results form an offense committed by any     be an auto.
[ILLEGIBLE] person in the business of advertising,
broadcasting, publishing or telecasting.                 Loading or unloading means the handling of property:
                                                         .  while it's being moved from the place where it's
[ILLEGIBLE].  We won't cover bodily injury, property     accepted for transportation;
[ILLEGIBLE] medical expenses that result from the:       .  while it's being loaded, transported and unloaded;
                                                         and
 .  ownership, maintenance, use or operation;             .  until it's moved to the place where it's finally
 .  [ILLEGIBLE] to others;                                delivered.
 .  [ILLEGIBLE] aircraft owned, operated, rented or
borrowed by any protected person.                        However, we won't consider moving property by an
                                                         unattached mechanical device to be loading or unloading.
[ILLEGIBLE] We won't apply this exclusion to:
 .  [ILLEGIBLE] for bodily injury or property damage      Unattached mechanical device includes any forklift,
assumed under any covered contract for the ownership,    conveyor or other unattached mechanical device, other
maintenance, or use of aircraft; or                      than a hand truck.
 .  [ILLEGIBLE] injury, property damage or medical
expenses that result from the operation of               Entrustment to others means:
[ILLEGIBLE] equipment.                                   .  the permitting of others to use or do something; or
                                                         .  the giving of something to others for safekeeping.
We explain what we mean by entrustment to others and
loading or unloading in the Auto exclusion.              We explain what we mean by mobile equipment and
                                                         specialized equipment in the Mobile equipment exclusion.
[ILLEGIBLE] what we mean by specialized equipment or
the Mobile equipment exclusion.                          Breach of contract.  We won't cover advertising injury
                                                         that results from the failure of any protected person
[ILLEGIBLE] won't cover bodily injury, property damage   to do what is required by a contract or agreement.
or medical expenses that result from [ILLEGIBLE];
                                                         But we won't apply this exclusion to the unauthorized
 .  [ILLEGIBLE] maintenance, use or operation;            taking or use of advertising ideas if the contract or
[ILLEGIBLE] loading; or                                  agreement doesn't specifically prohibit such taking or
                                                         use.
 .  [ILLEGIBLE] to others;
If any auto owned, operated, rented, leased or           Contract liability.  We won't cover the protected
borrowed by any protected person.                        person's liability for injury or damage assumed under
                                                         any contract or agreement.
But we won't apply this exclusion to bodily injury,
property damage or medical expenses that result from     However, we won't apply this exclusion to liability for
the:                                                     injury or damage the protected

------------------------------------------------------------------------------------------------------

[ILLEGIBLE] 155 Ed. 5-91 Printed in U.S.A.   Insuring Agreement 51  Page 7 of 16
St. Paul Fire and Marine Insurance Co. 1991  Liability Coverage

                                                                    The ST. PAUL

[ILLEGIBLE] refuses to be examined as often as we require,    Construction equipment includes any grader, scraper, roller
within reason, by doctors we choose.                          or power crane, shovel, loader, digger or drill.

[ILLEGIBLE] includes:                                         Specialized equipment means any:
 .  declared or undeclared war, or invasion;                   .  cherry picker or similar device used to lift workers;
 .  warlike action by a military force or other agents of      .  pump, generator or air compressor; or
any government, sovereign or other authority;                 .  other equipment, such as building cleaning, geophysical
 .  [ILLEGIBLE] insurrection, rebellion, revolution or         exploration, lighting, spraying, welding or well-servicing
[ILLEGIBLE] power; or                                         equipment, that has a built-in pump, generator or air
 .  [ILLEGIBLE] to hinder or defend against such               compressor.
[ILLEGIBLE].
                                                              Racing mobile equipment means any mobile equipment while
[ILLEGIBLE] explain what we mean by your products and your    being prepared for or used in any:
completed work in the Products and completed work             .  prearranged racing, speed, demolition or stunting contest
exclusion.                                                    or activity; or
                                                              .  practice for such contest or activity.
Mobile equipment.  We won't cover bodily injury, property
damage or medical expenses that result from the               We explain what we mean by auto, loading or unloading, and
transportation of mobile equipment by an auto owned,          entrustment to others in the Auto exclusion.
operated, rented, leased or borrowed by any protected
person.                                                       Nuclear energy liability  We won't cover bodily injury or
                                                              property damage for which any protected person:
[ILLEGIBLE] we cover bodily injury, property damage or        .  is covered by a nuclear energy liability insurance
medical expenses that result from the use of racing mobile    policy; or
equipment.                                                    .  would have been covered by such policy if that policy's limits of coverage hadn't been used up.
Mobile equipment means any land vehicle [ILLEGIBLE]:
 .  designed for use primarily off public streets or roads;    Nor will we cover bodily injury or property damage that
 .  [ILLEGIBLE] for use only on or next to premises you        results from the hazardous properties of nuclear material
[ILLEGIBLE] rent or lease;                                    and for which:
 .  [ILLEGIBLE] on crawler treads;                             .  any person or organization is required by law to maintain
 .  [ILLEGIBLE] kept primarily for the ready movement of       financial protection in accordance with the federal Atomic
permanently attached construction equipment.                  Energy Act, or any of its amendments; or
                                                              .  any protected person is entitled, or would have been
Mobile equipment includes any land vehicle not described      entitled had this agreement not been issued, to indemnity
above that's kept primarily for purposes other than           from the United States government, or any of its agencies,
carrying people or cargo.  [ILLEGIBLE] consider which a       under any contract or agreement between the government, or
vehicle to be [ILLEGIBLE] if it:                              any of its agencies, and any person organization.
 .  [ILLEGIBLE] under its own power;
 .  [ILLEGIBLE] like an auto during travel on a public         We also won't cover medical expenses that result from:
street or road; and                                           .  the hazardous properties of nuclear material; and
 .  [ILLEGIBLE] permanently attached specialized equipment;    .  the operation of a nuclear facility by any person or
or                                                            organization.
[ILLEGIBLE] permanently attached equipment designed
[ILLEGIBLE] removal, street cleaning, or street or road
maintenance - but not construction or [ILLEGIBLE].

[ILLEGIBLE] 5-91 Printed in U.S.A.      Insuring Agreement 51     Page 11 of 16
St. Paul Fire and Marine                Liability Coverage
Insurance Co. 1991

                                                                    The ST. PAUL

[ILLEGIBLE] means:                                            Workers' compensation.  We won't cover any obligation that
 .  [ILLEGIBLE] work that you're performing or others are      the protected person has under a workers' compensation
performing for you; or                                        disability benefits or unemployment compensation law, or any
 .  [ILLEGIBLE] that you're providing or others are            similar law.
providing for you.                                            Wrong price description.  We won't cover advertising injury that results from making known to any person or organization
[ILLEGIBLE] includes:                                         the wrong description of the price of your products, work or
 .  [ILLEGIBLE] equipment, materials or parts provided with    completed work.
 [ILLEGIBLE] your work;                                       We explain what we mean by your products, your work and your
 .  [ILLEGIBLE] warranty provided with or for your work;       completed work in the Products and completed work exclusion.
 .  [ILLEGIBLE] made, or which should have [ILLEGIBLE] about
 the durability, fitness, [ILLEGIBLE] maintenance,            Other Insurance
 operation, performance, [ILLEGIBLE] safety or use of your    ---------------
 work; and                                                    This Agreement is primary insurance.  If there is any other
 .  [ILLEGIBLE] instructions or directions provided, or        valid and collectible insurance for injury or damage covered
 which should have been provided with or for your work.       by this agreement, the following applies:

We explain what we mean by loading or unloading in the Auto   Other primary insurance.  When there is other primary
 exclusion.                                                   insurance, we'll share any damages with that insurance using one of the methods of sharing described in the methods of
[ILLEGIBLE] what we mean by impaired property                 sharing section.
[ILLEGIBLE] impaired property exclusion.
                                                              However, we'll apply this agreement as excess insurance over
[ILLEGIBLE]  We won't cover bodily injury, property damage    any part of any other insurance which provides:
 or medical expenses that result from the:                    .  property or similar coverage for property damage to your
 .  ownership, maintenance, use or operation;                  work;
 .  [ILLEGIBLE] or unloading; or                               .  coverage for property damage to premises you rent, lease
 .  [ILLEGIBLE] to others;                                     or borrow from others; or
 .  [ILLEGIBLE] watercraft owned, operated, rented,            .  coverage for bodily injury or property damage that
[ILLEGIBLE] or borrowed by any protected person.              results from the maintenance, use, operation or loading or unloading of any auto, aircraft or watercraft that's not
[ILLEGIBLE] won't apply this exclusion to liability for       specifically excluded by the Auto, Aircraft or Watercraft
bodily injury or property damaged assumed [ILLEGIBLE] any     exclusions.
covered contract for the ownership, maintenance or use of
watercraft.                                                   We explain how we'll apply this agreement as excess
                                                              insurance in the Excess insurance section.
[ILLEGIBLE] we apply this exclusion to bodily [ILLEGIBLE]
property damage or medical expenses [ILLEGIBLE] from:         Excess insurance.  When this agreement is excess insurance, we'll have no duty to defend any claim or suit.  However,
[ILLEGIBLE] aircraft you don't own that is less than 50       we'll defend a claim or suit for covered injury or damage if
feet long and isn't being used to carry persons               the other insurers won't.  In return we'll require that
[ILLEGIBLE] for a charge; or operation of specialized
equipment.

We explain what we mean by entrustment to [ILLEGIBLE] and loading or unloading in the Auto exclusion.

We explain what we mean by specialized equipment in the Mobile equipment exclusion.

--------------------------------------------------------------------------------
 [ILLEGIBLE]. 5-91 Printed in U.S.A.    Insuring Agreement 51      Page 15 of 16
St. Paul Fire and Marine                Liability Coverage
Insurance Co. 1991

                                                                    The ST. PAUL

AUTO CONTRACT LIABILITY ENDORSEMENT - MASSACHUSETTS

This endorsement changes your Commercial
[ILLEGIBLE] Protection.

-----------------------------------------------------------------------------------------------------------------
How Coverage Is Changed                                  Other Terms

The following is added to the Auto exclusion under the   All other terms of your policy remain the same.
Exclusions - What This Agreement Doesn't Cover
section.  This change broadens coverage.
We won't apply this exclusion to bodily injury,
property damage or medical expenses that [ILLEGIBLE]
from ability for bodily injury or property damage
assumed under any covered contract for the ownership,
maintenance or use of any auto.


-----------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]. 1-89 Printed in U.S.A.            Endorsement
St. Paul Fire and Marine Insurance Co. 1989                        Page __ of __

                                                                    The ST. PAUL

We [ILLEGIBLE] designed this agreement to protect against      This agreement is excess insurance and covers claims after
 two kinds of liability claims:                                any other insurance that applies to the claim has been used
1.  Claims resulting from bodily injury to others.             up.  Of course there are some limitations which are
2.  Claims resulting from damage to property of others.        explained later in this agreement.

---------------------------------------------------------------------------------------------------------------------------


Table of Contents                                        Page  What This Agreement Covers
                                                               --------------------------

What This Agreement Covers                                  1  Bodily injury and property damage liability.  We'll pay
 [ILLEGIBLE] injury and property damage liability.          1  amounts any protected person is legally required to pay as
 [ILLEGIBLE] on cost or expense.                            1  damages for covered bodily injury or property damage that:
 [ILLEGIBLE] duty to defend.                                2  .  results from the maintenance, use, loading or unloading
 Additional payments.                                       3  of a covered auto; and
 Right to appeal.                                           3  .  is caused by an accident that happens while this
 Out of state coverage.                                     3  agreement is in effect.

What Autos Are Covered                                      3  Pollution cost or expense.  We'll pay amounts any protected
 Hired autos                                                4  person is legally required to pay as covered pollution cost
 Nonowned autos                                             4  or expense only if it results from an accident which also causes bodily injury or property damage covered by this
When This Agreement Covers                                  4  agreement.

Where This Agreement Covers                                 4  Protected person means any person or organization who
                                                               qualifies as a protected person under the Who Is Protected
Who Is Protected Under This Agreement                       4  Under This Agreement section.
 Individual.                                                4
 Partnership or joint venture.                              4  Bodily injury means any physical harm, including sickness or
 Corporation or other organization.                         4  disease, to the physical health of other persons.  It
 Any permitted user.                                        4  includes any of the following that results at any time from
 Anyone legally responsible for the actions of a               such physical harm, sickness or disease:
  protected person.                                         4  .  Mental anguish, injury or illness.
 [ILLEGIBLE] of protected persons.                          5  .  Emotional distress.
                                                               .  Care, loss of services or death.
Limit Of Coverage                                           5
                                                               Property damage means
Exclusions - What This Agreement Won't Cover                5  .  physical damage to tangible property of others, including
 Contract liability.                                           loss of use of such property; or
 [ILLEGIBLE] property.                                      5  .  loss of use of tangible property of others that isn't
 [ILLEGIBLE] liability                                      6  physically damaged.
 Injury to a fellow employee.                               6
 Intentional or expected bodily injury or property          6  We'll consider all loss of use of tangible property to
 damage.                                                    6  happen at the time of the accident which caused it.
 [ILLEGIBLE] energy liability.                              6
 [ILLEGIBLE].                                               7  Accident includes continuous or repeated exposure to the
 [ILLEGIBLE] equipment.                                     8  same conditions.
 [ILLEGIBLE] compensation.                                  8

Other Insurance
Insurance provided by another insurer.  Insurance           8
 provided under another policy with us or any of our        9
 member insurance companies.
                                                            9
------------------------------------------------------------------------------------------------------------------------------------

 44471 Ed. 4-91Printed in U.S.A.     Insuring Agreement 63
 (C)St. Paul Fire and Marine
 Insurance Co. 1991 All Rights Reserved                         Page 1 of 9

                                                                     The St Paul


The person causes an accident which results in covered        to substantially the same conditions to be the result of one
bodily injury and property damage.  We'll consider you,       accident.
that employee, and the other company that employs the
other person to be protected persons.                         Exclusions - What This Agreement Won't Cover
                                                              --------------------------------------------
Be we won't consider the owner or anyone else from whom you
rent, lease, hire or borrow a [ILLEGIBLE] auto to be a        Contract liability.  We won't cover the protected person's
protected person unless [ILLEGIBLE] connected to a covered    liability for bodily injury or property damage assumed under
auto [ILLEGIBLE].                                             any contract or agreement.

[ILLEGIBLE] of protected persons.  We'll apply this           However, we won't apply this exclusion to liability for
agreement:                                                    bodily injury or property damage the protected person would have without the contract or agreement.  Nor will we apply
[ILLEGIBLE] each protected person named in the Introduction   this exclusion to the protected person's liability for
as if that protected person was the only [ILLEGIBLE] named    bodily injury or property damage assumed under a covered
there; and                                                    contract made before the bodily injury or property damage
                                                              happens.
[ILLEGIBLE] to each other protected person.
                                                              Covered contract means any:
However, the limit of coverage shown in the Coverage          .  lease of premises;
Summary is shared by all protected [ILLEGIBLE]. We explain    .  sidetrack agreement;
how in the Limits Of [ILLEGIBLE] Section.  Also, any right    .  easement or license agreement;
or duty specifically assigned to the first Name Insured       .  obligation to indemnify a municipality if the obligation
remains unchanged.  We explain those rights [ILLEGIBLE]          is required by ordinance and isn't connected with work for
duties in the General Rules, which is a part of your             the municipality;
policy.,                                                      .  contract or agreement under which you assume the tort
                                                                 liability of a municipality to pay damages for covered
Limit of Coverage                                                bodily injury or property damage that is sustained by others
-----------------                                                and results from work for the municipality ;
                                                              .  other contract or agreement under which you assume the
The Coverage Summary shows the limit of coverage that            tort liability of another to pay damages for covered bodily
applies to this agreement.                                       injury or property damage that's sustained by others; or
                                                              .  contract or agreement which you or any of your employees
[ILLEGIBLE] each accident limit is the most we'll pay for        enter into for the rental or lease of any auto.
[ILLEGIBLE] total of all covered bodily injury, property
damage and pollution cost or expense that results from any    Tort liability means a liability that would be imposed by
one accident.  This limit applies regardless of the           law without any contract or agreement.
premiums paid or [ILLEGIBLE] of:
                                                              But we won't consider the following parts of any contract or
 .  protected persons;                                         agreement to be a covered contract:

 .  premiums paid;                                             Auto with driver.  That part which has to do with the
                                                              rental, lease or loan of an auto to you or any of your
 .  claims made or suits brought;                              employees if the auto is rented, leased or loaned with a
                                                              driver.
 .  covered autos;

[ILLEGIBLE] involved in the accident; or persons or organizations making claims or bringing suits.

[ILLEGIBLE] consider all covered bodily injury, property
[ILLEGIBLE] and pollution cost or expense that
[ILLEGIBLE] from continuous or repeated exposure
------------------------------------------------------------------------------------------------------------------------------------

 44471 Ed. 4-91 Printed in U.S.A.        Insuring Agreement 63
 (C)St. Paul Fire and Marine
 Insurance Co. 1991 All Rights Reserved                             Page 5 of 9

                                                                     THE ST PAUL

Other Insurance                                               excess basis as this agreement, we'll pay only our share of
---------------
This agreement provides excess insurance for covered autos    your accident.  We'll pay the same proportion of such
you don't own.                                                damages or pollution cost or expense that our limit is to
                                                              the total of all [ILLEGIBLE] policy limits.  But we won't
Excess insurance applies after other collectible insurance    pay more than our limit.
has been used up.

This agreement is primary insurance for liability for         Insurance provided under another policy with us [ILLEGIBLE]
covered bodily injury or property damage assumed under a      of our member insurance companies.
coverage contract.                                            [ILLEGIBLE] this agreement and other insurance contained in a policy from us or another member insurance company of The
We explain what we mean by covered contract in the Contract   St. Paul Group both apply to the same accident, the
liability exclusion.                                          [ILLEGIBLE] we will pay is the highest limit of coverage
                                                              that applies under any one policy.  When [ILLEGIBLE]
Insurance provided by another insurer.  When insurance        insurance written by us or the member insurance company is
provided by another insurer applies to covered bodily         intended to be excess of this agreement, this section does
injury or property damage that results from an accident on    not apply.
the same primary or


44471 Ed. 4-91 Printed in U.S.A.  Insuring Agreement 63
(C)St. Paul Fire and Marine Insurance Co. 1991 All Rights Reserved   Page 9 of 9

                                  COVER PAGE



                        WAVERLY INSURANCE AGENCY, INC.
                          COMPLETE INSURANCE SERVICE


                     493 Trapelo Road . Belmont, MA 02178
                                (619) 484-5216

                      Eastern Casualty Insurance Company

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                               INFORMATION PAGE


NCCI Carrier 16942                                     Risk I.D. # ____________

Policy No. WC P0007199                                 Federal I.D. # 77-____________

1.  The Insured/Mailing address:                       [_] Individual  [_] Partnership

     SEQUENOM INC.                                     [_] Corporation or ___________
     101 ARCH STREET SUITE 1950                        ______________________________
     BOSTON, MA 021110
Other workplaces not shown above:

2.  Policy Period:  The policy period is from 10/27/94 to 10/27/95     12:01 A.M. Standard Time,
                              at the insured's mailing address.

3.  Coverage:
    A. Worker's Compensation Insurance: Part One of the policy applies to the Workers Compensation Law of the states listed here: Massachusetts

    B.  Employers Liability Insurance:  Part Two of the policy applies to work in each state listed in item 3.A.
        The limits of our liability under Part Two are:  Bodily Injury by Accident  100,000 each accident
                                                         Bodily Injury by Disease   500,000 policy limit
                                                         Bodily Injury by Disease   100,000 each employee
    C.  Other States Insurance:  Part Three of the policy applies to the states, if any, listed here:  See
        Endorsement WC 20 03___, WC242, WC332, WC350, WC367, WC441

    D.  This policy includes these endorsements and schedules:
        See Information Page III for other applicable endorsements.


Total Estimated Annual Premium   $   1,489
Pro Rata Premium (If Applicable) $

               ANNUAL

Countersigned  WAVERLY INSURANCE AGENCY
               493 TRAPELO ROAD
               BELMONT, MA 02178

Date  01-10-95                                           By  /s/
                                                             ----------------------------------
      ARC:  104.33                                                     Authorized Signature

  THIS INFORMATION PAGE WITH THE WORKERS COMPENSATION AND EMPLOYERS LIABILITY
       INSURANCE POLICY AND ENDORSEMENTS, IF ANY, ISSUED TO FORM A PART
                  THEREOF COMPLETES THE ABOVE NUMBERED POLICY

                      Eastern Casualty Insurance Company
--------------------------------------------------------------------------------
                                                                           WC174
                                                                      (Ed. 4-84)

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                         EXTENSION OF INFORMATION PAGE

Policy Number:  WCP0007199                                  SEQUENOM

4.  Premium: The premium for this policy will be determined by our Manuals of
             Rules, Classification, Rates and Rating Plans. All information required below is subject to verification and change by audit.

                        Classifications                           Code     Premium Basis       Rate Per    Estimated Annual
                                                                  No.     Total Estimated      $100 of         Premiums
                                                                        Annual Remuneration  Remuneration
------------------------------------------------------------------------------------------------------------------------------
ANALYTICAL CHEMISTS                                               4511          98,000          1.28             1,254
CLERICAL OFFICE EMPLOYEES                                         8810          10,400           .33                34
COVERAGE B-EMPLOYERS LIABILITY                                    9345                                               0
STANDARD PREMIUM SUBJECT TO DIA                                                                               [ILLEGIBLE]

EXPENSE CONSTANT                                                  0900                                             160
DIA ASSESSMENT 3.2% OF STANDARD PREMIUM                                                                             41




------------------------------------------------------------------------------------------------------------------------------
Minimum Premium $  135                                                   Total Estimated Annual Premium:    $    1,439
                                                                         Pro-Rata Premium (if applicable):  $
                                                                                   ANNUAL

                                 INSURED COPY

                       Eastern Casualty Insurance Company


INFORMATION PAGE III                         POLICY NO. WCP0007199
                                                        ----------
These endorsements apply only if so indicated by an "X" in the box below.

[_]  WC100       Defense Base Act Endorsement

[_]  WC103       Federal Employers' Liability Act Endorsement

[_]  WC111       Voluntary Compensation Maritime Coverage Endorsement

[_]  WC113       Designated Workplaces Exclusion Endorsement

[_]  WC124       Waiver of Our Right to Recover from Others Endorsement

[_]  WC127       Anniversary Rating Date Endorsement

[_]  WC128       Experience Rating Modification Factor Endorsement

[_]  WC129       Pending Rate Change Endorsement

[_]  WC131       Premium Discount Endorsement

[_]  WC132       Rate Change Endorsement

[_]  WC133       Retrospective Premium Endorsement (I, II, III, IV-One Year)

[_]  WC137       Retrospective Premium Endorsement
                 Rating Option V -- One Year Plan

[_]  WC236       Domestic and Agricultural Workers Exclusion Endorsement

[_]  WC269       Alternate Employer Endorsement

[_]  WC331       Aircraft Premium Endorsement

[_]  WC418       Massachusetts Qualified Loss Management Program Endorsement

[_]  WC419       Longshore & Harborworkers Act Endorsement

[_]  WC421       Outer Continental Shelf Lands Act Coverage Endorsement

[_]  WC422       Maritime Coverage Endorsement

[_]  WC443       MA Exclusion of Coverage for Leased Employers Endorsement

[_]  WC444a      Massachusetts Employee Leasing Endorsement

[_]  WC474       Massachusetts Benefits Deductible Endorsement


                                    INSURED

   WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY     WC 20 03 06


                                  WC 20 03 06
                  MASSACHUSETTS LIMITED OTHER STATES INSURANCE

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below. (The following "attaching clause" need to be completed only when this endorsement is issued subsequent to preparation of the policy)

This endorsement, effective on    10/27/94  at 12:01 A.M. standard time, forms
                                  (Date)
a part of

Policy No. WCP007199       of the        Eastern Casualty Insurance Company
                                              (Name of Insurance Company)

issued to SEQUENOM INC.

Premium $   1,448.00                    ____________________________________
                                              Authorized Representative


"PART THREE - OTHER STATES INSURANCE" is amended to read:

A. How This Insurance Applies:

   1. We will pay promptly, when due, the benefits required of you by the workers' compensation law of any state other than Massachusetts, but only if the claim for such benefits involves work performed by a Massachusetts employee.

   2. If we are not permitted to pay the benefits directly to persons entitled to them under circumstances described in item 1 above, we will reimburse you for the benefits required to be paid.


                               IMPORTANT NOTICE


If you hire any employees outside Massachusetts or begin operations in any state other than Massachusetts, you must obtain insurance coverage in that state and so whatever else may be required under that state's law, as this endorsement does not satisfy the requirements of that state's workers' compensation law.



                                    Copyright 1994
                                    National Council on Compensation Insurance


                                    [LOGO]

                                  EXHIBIT 6.6
                                  -----------

                      Form of Stock Restriction Agreement
                      -----------------------------------

                          STOCK RESTRICTION AGREEMENT

     This Agreement made as of December 22, 1995 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); Hubert Koster ("Koster"), Nola E. Masterson ("Masterson") and Robert E. Patterson ("Patterson," and together with Koster and Masterson, the "Founders"); and the purchasers of shares of the Corporation's Series B Convertible Preferred Stock, par value $.001 per share ("Series B Preferred Stock"), pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including any Additional Investors as defined in the Purchase Agreement (such purchasers being hereinafter referred to as the "Investors").

                          W I T N E S S E T H  T H A T

     WHEREAS, the Investors wish to purchase from the Corporation certain shares of Series B Preferred Stock;

     WHEREAS, the Investors' purchase of the Series B Preferred Stock would materially benefit the Founders as holders of certain shares of the Corporation's capital stock and rights to acquire such capital stock;

     WHEREAS, it is a condition to the obligations of the Investors under the Purchase Agreement that this Agreement be executed by the Founders, and the Founders are willing to execute this Agreement and to be bound by the provisions hereof;

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties', desire to provide for continuity of ownership of the Corporation to further the interests of the Corporation and its present and future stockholders, the parties hereby agree with each other as follows:

     1.  Certain Defined Terms.  As used in this Agreement, the following terms
         ---------------------
shall have the following respective meanings:

         (a) "Stock" shall mean and include all shares of the Corporation's Common Stock, par value $.001 per share ("Common Stock"), any evidences of indebtedness, shares of capital stock or other securities directly or indirectly convertible into or exchangeable for Common Stock ("Convertible Securities"), including without limitation the Series A Convertible Preferred Stock, par value $.001 per share, of the Corporation, and any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities ("Options"), and all other securities of the Corporation which may be issued in exchange for or in respect of shares of Common Stock, Convertible Securities or Options (whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization, or any other means).

         (b) "Shares" shall mean and include all shares of Stock now owned or hereafter acquired by any Founder or any investor.

     2.   Prohibited Transfers.  None of the Founders shall sell or otherwise
          --------------------
transfer, by gift or otherwise, all or any part of his Shares except in compliance with the terms of this Agreement.

     3.   Offer of Sale; Notice of Proposed Sale or Transfer.  If any Founder
          --------------------------------------------------
desires to sell or otherwise transfer any of his Shares, or of any interest therein, whether voluntarily or by operation of law, in any transaction other than pursuant to clauses (iii) or (iv) of Section 7(a) of this Agreement, such Founder (the "Selling Founder") shall first deliver written notice of his desire to do so (the "Notice") to the Corporation and each of the Investors. The Notice must specify: (i) the name and address of the party to which the Selling Founder proposes to sell or otherwise transfer the Shares or an interest in the Shares (the "Proposed Transferee"), (ii) the number of Shares the Selling Founder proposes to sell or otherwise transfer (the "Offered Shares"), (iii) the consideration per Share to be delivered to the Selling Founder for the proposed sale or transfer, and (iv) all other material terms and conditions of the proposed transaction, which must be bona fide.

     4.   Corporation's Option to Purchase.
          --------------------------------

          (a) Except as set forth in Section 7(a), the Corporation shall have the first option to purchase all or any part of the Offered Shares for the consideration per Share and on the terms and conditions specified in the Notice. The Corporation must exercise such option, no later than fifteen (15) business days after such Notice is deemed to have been delivered to it, by written notice to the Selling Founder.

          (b) In the event the Corporation does not exercise its option within such fifteen-business-day period with respect to all of the offered Shares, the Chief Financial officer of the corporation shall, by the last day of such period, give written notice of that fact to the Investors (the "Investor Notice"). The Investor Notice shall specify the number of Offered Shares the Corporation has elected not to purchase (the "Remaining Shares").

          (c) In the event the Corporation duly exercises its option to purchase all or a portion of the Offered Shares, the closing of such purchase shall take place at the offices of the Corporation on the later of (i) the date five business days after the expiration of such fifteen-business-day period or (ii) the date that the Investors consummate their purchase of Offered shares under
Section 5(c) hereof.

          (d) To the extent that the consideration proposed to be paid by the Proposed Transferee for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Corporation and/or the Investors exercising their options under Sections 4 and 5 hereof, respectively, may consist of cash equal to the value of such property, as determined in good faith by agreement of the selling Founder and the Corporation and/or the Investors acquiring such Offered Shares.

     5.   Investors' Option to Purchase and Right to Participate in Sales.
          ---------------------------------------------------------------

          (a) Except as set forth in Section 7(a), each Investor shall have an option, exercisable for a period of fifteen (15) business days from the date of delivery of the Investor Notice, to purchase, on a pro rata basis, its Proportionate Percentage (as defined below) of the Remaining Shares, for the consideration per Share and on the terms and conditions set forth in the Notice. Such option shall be exercised by delivery of written notice to the Chief Financial Officer of the Corporation. Alternatively, each Investor may, within the same fifteen-business-day period, notify the Chief Financial Officer of the Corporation of its desire to participate in the sale of Shares and to sell, on the terms as set forth in the Notice including at the same price per share on a common equivalent basis, up to an equivalent proportion of the Stock owned by such Investor as the proposed sale of the Remaining Shares represents with respect to the Shares then owned by the Selling Founder.

          (b) In the event options to purchase have been exercised by the Investors with respect to some but not all of the Remaining Shares, the Chief Financial Officer of the Corporation shall promptly give written notice of that fact to those Investors who have exercised their options within such period (the "Second Investor Notice"). The Second Investor Notice shall specify the number of Remaining Shares the Investors have not elected to purchase. The Investors who have exercised their options within the fifteen-business-day period specified in Section 5(a) shall have an additional option, for a period of ten
(10) business days after delivery of the Second Investor Notice, to purchase all or any part of the balance of such Remaining Shares on the terms and conditions set forth in the Notice, which option shall be exercised by the delivery of written notice to the Chief Financial Officer of the Corporation. In the event that there are two or more such Investors that choose to exercise the last-mentioned option for a total number of Remaining Shares in excess of the number available, the Remaining Shares available for each such Investor's option shall be allocated to such Investors pro rata based on the amount of Stock owned by the Investors so electing on a common equivalent basis.

          (c) Promptly after the expiration of the last period for exercise of an Investor's purchase option, the Chief Financial Officer of the Corporation shall give written notice to the Selling Founder and the purchasing Investors, specifying the number of Remaining Shares to be purchased by each purchasing Investor. The closing of the purchase of the Remaining Shares shall take place at the offices of the Corporation no later than five (5) business days after delivery of such notice to the Selling Founder and the purchasing Investors.

          (d) As used in this Section 5, the term "Proportionate Percentage" shall mean with respect to each Investor a fraction, the numerator of which shall be the amount of Stock owned by such Investor, and the denominator of which shall be the total amount of Stock owned by all Investors, in each case on a common equivalent basis.

     6.   Co-Sale.
          -------

          (a) If the Corporation and the Investors do not exercise their options to purchase all of the Offered Shares within the periods described in this Agreement (the "Option Period"), then each Investor which has, pursuant to
Section 5(a), expressed a desire to sell shares in the transaction (a "Participating Investor") shall be entitled to do so pursuant to this Section. The Chief Financial Officer of the Corporation shall promptly, on expiration of the Option Period, notify the Selling Founder of the aggregate amount of Stock the Participating Investors wish to sell. The Selling Founder shall use his best efforts to interest the Proposed Transferee in purchasing, in addition to the Remaining Shares not subscribed for by the Investors, the Stock the Participating Investors wish to sell. If the Proposed Transferee does not wish to purchase all of the Stock made available by the Selling Founder and the Participating Investors, then each Participating Investor and the Selling Founder shall be entitled to sell, on the terms and conditions set forth in the Notice and on the same price per share on a common equivalent basis, a portion of the Stock being sold to the Proposed Transferee, in the same proportion as such Selling Founder or Participating Investor's ownership of Stock on a common equivalent basis bears to the aggregate amount of Stock owned by the Selling Founder and the Participating Investors on a common equivalent basis. The transaction contemplated by the Notice shall be consummated not later than 60 days after the expiration of the Option Period.

          (b) If the Participating Investors do not elect to sell the full amount of Stock which they are entitled to sell pursuant to Section 6(a), the Selling Founder shall be entitled to sell to the Proposed Transferee, according to the terms set forth in the Notice, that number of his Shares which equals the difference between the amount of Stock desired to be purchased by the Proposed Transferee and the number of Shares the Participating Investors wish to sell, in each case on a common equivalent basis.

          (c) If the Selling Founder wishes to sell or otherwise transfer any of his Shares at a price per Share which differs from that set forth in the Notice, upon terms different from those previously offered to the Corporation and the Investors, or more than 60 days after the expiration of the Option Period, then, as a condition precedent to such transaction, such Shares must first be offered to the Corporation and the Investors on the same terms and conditions as given the Proposed Transferee, and the Investors must first be offered the opportunity to participate in such transaction, in accordance with the procedures and time periods set forth above.

     7.   Permitted Transfers.
          -------------------

          (a) Subject to the provisions of Section 7(b) and Section 8, the Corporation's and the Investors' right of first refusal and the Investors' right of co-sale described in Sections 4 through 6 shall not apply to: (i) any transfer of Shares by a Founder by gift or bequest or through inheritance to, or for the benefit of, any member or members of such Founder's immediate family;
(ii) any transfer of Shares by an Founder to a trust (A) in respect of which such Founder serves as trustee, provided that the trust instrument governing such trust shall provide that such Founder, as trustee, shall retain sole and exclusive control over the voting and disposition of such Shares until the termination of this Agreement or (B) for the benefit solely of any member or members of such Founder's immediate family; (iii) any sale or transfer of Shares to the Corporation; (iv) any underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); and (v) with respect to sales or other transfers of up to an aggregate of the following number of shares (as adjusted to reflect any stock split, stock dividend, combination of shares or other similar transaction), but subject in any case to the restrictions set forth in
Section 8:  (A) in the case of each of Koster and Masterson, 130,000 Shares; and
(B) in the case of Patterson, 50,000 Shares;

          (b) In the event of any sale or transfer described in clauses (i) or
(ii) of Section 7(a), the transferee of the Shares shall hold the Shares so acquired subject to all the restrictions imposed by this Agreement and shall be deemed a Founder for all purposes hereof, and as a condition to such transfer, any such transferee shall, at the request of the Corporation or any Investor, execute and deliver a written instrument agreeing to be bound by the provisions of this Agreement.

     8.   Consent of the Corporation to Transfer.  As a condition to selling or
          --------------------------------------
otherwise transferring any Shares proposed to be sold or transferred by the Selling Founder and any Participating Investor to any Proposed Transferee, other than a sale or transfer described in clause (iii) or (iv) of Section 7(a), the Selling Founder shall have obtained the written consent to such transfer by the Board of Directors of the Corporation by majority vote at a meeting or by unanimous consent in lieu of a meeting. Such consent shall not be unreasonably withheld, and shall be based on the Board of Directors' determination, after such inquiry as it deems appropriate, but within thirty days of the date of the Selling Founder's notice to the Corporation under Section 3, that the Proposed Transferee is not a competitor of the Corporation and is not otherwise an inappropriate investor in the Corporation. In the event the Selling Founder disagrees with such determination, and the Board of Directors and the Selling Founder are unable to resolve the disagreement, an independent third party selected and agreed upon by the Board of Directors and the Selling Founder shall arbitrate and finally resolve the disagreement.

     9.   Lock-up.  Each Founder agrees that upon the request of the Corporation
          -------
or the underwriters managing an underwritten offering of the Corporation's securities, such Founder will not sell, make any short sale or loan of, grant any option for the purchase of, or otherwise dispose of any Shares held by him without the prior written consent of the Corporation or such underwriters, as the case may be, for a period of up to 180 days from effective date of the applicable registration statement.

     10.  Sale or Transfer in Violation of this Agreement.  If any sale or other
          -----------------------------------------------
transfer of Shares is made or attempted in violation of any provision of this Agreement, or if any Shares are not offered to the Corporation or the Investors as required hereby, the Corporation and the Investors, as the case may be, shall have the right to purchase such Shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it or they may have, the Corporation and the Investors may enforce their respective rights hereunder by actions for specific performance (to the extent permitted by law). The Corporation shall not be required (i) to transfer on its books any Shares or other Stock which has been sold or transferred in violation of any provision of this Agreement or (ii) to treat as the owner of such Shares or Stock, or to pay dividends to, any transferee to whom any such Shares or Stock have been so sold or transferred.
If a Founder becomes obligated to sell any Shares to the Corporation under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Corporation may, at its option, in addition to all other remedied it may have, send to such Founder the purchase price for such

Shares as is herein specified and cancel on its books the certificate or certificates representing the Shares to be sold. Thereafter, all of the Founder's rights in and to such Shares shall terminate.

     11.  Disposition of Shares.  Any Shares that the Corporation elects to
          ---------------------
purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Corporation may require their transfer to a nominee or designee as part of any purchase of the Shares from the Founders.

     12.  Restrictive Legend.  All certificates representing Shares held by the
          ------------------
Founders which are subject to this Agreement shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required by the Corporation in connection with compliance with federal or state securities laws or otherwise:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and/or an option to purchase set forth in a Stock Restriction Agreement between the Corporation and the registered owner of the shares represented by this certificate (or his predecessor in interest). The Corporation will furnish a copy of such agreement to the holder of this certificate upon written request without charge."

The Founders shall cause such legend to be affixed to any of such certificates not so legended.

     13.  Term.  This Agreement shall terminate upon the closing of a firm
          ----
commitment underwritten public offering of Common Stock pursuant to an effective registration statement under the securities Act in which (i) the public offering price per share is not less than $4.50 (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or similar event) and
(ii) the aggregate gross proceeds to the Corporation are not less than $10,000,000.

     14.  Specific Enforcement.  Each Founder expressly agrees that a violation
          --------------------
of this Agreement by such Founder could not be adequately compensated by money damages alone and that the Investors and the Corporation will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Founder, the Investors and the Corporation shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

     15.  Other Agreements.  The restrictions on the Founders' right to dispose
          ----------------
of their Shares pursuant to this Agreement are in addition to and to be construed consistently with the Founders' rights and obligations (including restrictions on the Founders' right to dispose of shares of the Corporation's capital stock) contained in any other agreement relating to restrictions on the transferability of such Shares that the Founders execute before, on, or after the date hereof; provided, that this Agreement shall supersede and replace (i) the Stock Restriction Agreement dated October 16, 1995 between the Corporation and Nola E. Masterson, which shall no longer be of any force or effect, and (ii) the form of Stock Restriction Agreement attached to the outstanding options to purchase Common Stock held by Koster and Patterson.

     16.  Waiver, Modification and Termination.  No provision of this Agreement
          ------------------------------------
shall be deemed to have been waived by the corporation or any Investor in the absence of a written agreement executed by such party with respect to such waiver. This Agreement may be modified or terminated only with the written consent of the Founders, the Corporation, and the holders of a majority in voting power of the Shares then held by the Investors.

     17.  Accession.  Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" for all purposes of this Agreement.

     18.  Binding Effect; Assignment.  This Agreement shall be binding upon the
          --------------------------
parties hereto and their heirs, legal representatives, successors and assigns. The rights and obligations of the Founders hereunder may not be assigned or delegated without the written consent of the Corporation.

     19.  Notices.  All notices, requests, consents, deliveries and other
          -------
communications hereunder shall be in writing and shall be delivered in person or duly sent by first class mail, postage prepaid, or by any internationally recognized express courier service, to the Corporation at its principal place of business, and to the Investors and the Founders at their respective last known address or at their respective address, if any, appearing on the books of the Corporation.

     20.  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     21.  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the substantive law of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     22.  Captions.  Captions are for convenience only and are not deemed to be
          --------
part of this Agreement.

     23.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument. Each such counterpart may contain one or more signature pages.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a contract under seal as of the day and year first above written.

                              SEQUENOM, INC.

                              By:  ______________________________________


                              FOUNDERS:

                              ___________________________________________
                              Hubert Koster


                              ___________________________________________
                              Nola E. Masterson


                              ___________________________________________
                              Robert E. Patterson

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                            Investor Signature Page
                            -----------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Stock Restriction Agreement dated as of _______, 1995, by and among Sequenom, Inc. and the parties named therein,
(ii) that it is a party to the Stock Restriction Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this ____ day of __________, 1995.


                              ___________________________________________
                              (print name)


                              By:   _____________________________________

                              Title:  ___________________________________

                              Address:  _________________________________

                                   Exhibit A
                                   ---------

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of December 22, 1995 and an "Investor" as defined in the Stock Restriction Agreement dated as of __________ __, 1995, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

     EXECUTED this __ day of __________, 1995.


                              ___________________________________________
                              (print name)


                              By:  ______________________________________

                              Title:  ___________________________________

                              Address: __________________________________

                                 EXHIBIT 4.16A
                                 -------------


                     Form of Registration Rights Agreement
                     -------------------------------------

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement is entered into as of December 22, 1995 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"), and the purchasers of shares of the Corporation's Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including any Additional Investors as defined in the Purchase Agreement (such purchasers of Series B Preferred Stock being hereinafter sometimes referred to individually as an "Investor" and collectively as the "Investors").

     WHEREAS, the Corporation has previously issued to certain of the Investors certain shares of the Corporation's Series A Convertible Preferred Stock, $.001 par value per share (the "Series A Preferred Stock" and, together with the Series B Preferred Stock, the "Preferred Stock");

     WHEREAS, the Corporation now wishes to sell to the Investors certain shares of its Series B Preferred Stock;

     WHEREAS, the Preferred Stock is convertible into shares of the Corporation's Common Stock, par value $.001 per share ("Common Stock"); and

     WHEREAS, as a condition to entering into the Purchase Agreement, the Investors have required that the Corporation execute this Agreement to provide the Investors rights to register the shares of Common Stock into which their Preferred Stock is convertible;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

     1.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following meanings:

          (a) The term "Act" means the Securities Act of 1933, as amended;

          (b) The term "Holder" means any Investor and any other person or entity holding Registrable Securities to whom the registration rights granted in this Agreement have been transferred pursuant to Section 14 hereof;

     (c) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

     (d) The term "Registrable Securities" means (1) the Common Stock issuable upon conversion of the Preferred Stock, (2) Common Stock purchased by an Investor pursuant to Section 8.1 of the Purchase Agreement (or Common Stock for or into which New Securities

(as therein defined) purchased by the Investor pursuant to such Section 8.1 may be exercised or converted) or pursuant to the Stock Restriction Agreement referred to in Section 6.6 of the Purchase Agreement, and (3) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock.

     In addition, for purposes of all calculations and notices under this Agreement, and all other provisions of this Agreement where the context permits, the term "Registrable Securities" shall include securities issuable upon conversion of the Preferred Stock, a holder of the Preferred Stock shall be deemed the Holder of such securities and such securities shall be deemed outstanding Registrable Securities hereunder. Notwithstanding the foregoing, nothing in this Agreement shall require the Corporation actually to register any shares of the Preferred Stock.

     2.   Request for Registration.  If at any time after the earlier of (i) the
          ------------------------
first underwritten public offering of securities for the account of the Corporation, and (ii) the date three (3) years from the date hereof, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from the Holder or Holders at least fifty percent (50%) of the then outstanding Registrable Securities that the Corporation file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of at least the lesser of (i) at least twenty-five percent (25%) of the then outstanding Registrable Securities and (ii) Registrable Securities the expected price to the public of which equals or exceeds $10,000,000, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be registered to be registered under the Act.

     Notwithstanding the foregoing, (a) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (b) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 within six (6) months after the effective-date of a prior registration under such Section; (c) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; and (d) the Corporation may postpone a registration pursuant to this election for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short period figures for a period not exceeding six (6) months unless the Holders agree to bear the costs of any special audit.

     The Corporation shall not be obligated to effect more than two (2) registrations pursuant to this Section 2. Any request for registration under this Section 2 must be for a firm commitment underwritten public offering to be managed by an underwriter or underwriters of recognized national standing reasonably acceptable to the Corporation.

     3.   Corporation Registration.  Subject to Section 8 of this Agreement, if
          ------------------------
at any time the Corporation proposes to register any of its Common Stock under the Act in connection with the public offering of such securities for its own account or for the accounts of other shareholders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within thirty
(30) days after mailing of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in Section 8(a), use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be registered.

     4.   Obligations of the Corporation.  Whenever required under
          ------------------------------
Section 2, 3, or 11 to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty
(180) days.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

     (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

     5.   Furnish Information.  It shall be a condition precedent to the
          -------------------
obligations of the Corporation to take any action pursuant to this Agreement that the Holders shall furnish to the Corporation such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

     6.   Expenses of Demand Registration.  All expenses incurred in connection
          -------------------------------
with registrations pursuant to Section 2 (excluding underwriters, discounts and commissions), including, without limitation, all registration and qualification fees, printers, and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the corporation.

     7.   Corporation Registration Expenses.  All expenses (excluding
          ---------------------------------
underwriters, discounts and commissions) incurred in connection with a registration pursuant to Section 3 (other than a registration on Form S-3 filed pursuant to Section 11), including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the Holders in such registration and the reasonable fees and disbursements of one special counsel for the selling stockholders, shall be borne by the Corporation; provided, however, that if the registration is of exclusively a secondary offering, the holders shall bear their proportionate share of the expenses incurred in connection with any registration (provided all shareholders registering shares thereunder bear their proportionate share of expenses), except expenses which the Corporation would have incurred whether or not the securities held by the Holders were included in such registration (including, without limitation, the expense of preparing normal audited or unaudited financial statements).

     8.   Underwriting Requirements.
          -------------------------

     (a) In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required under
Section 3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities that all Holders request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Corporation shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders), provided that in the case of an offering involving shares being issued by the Corporation, no such reduction shall be made with respect to any securities offered by the Corporation for its own account, and provided further that no securities of any shareholder who is not a Holder shall be included in such offering, other than securities of shareholders who have initiated such registration pursuant to the exercise of contractual rights to do so, unless all securities which the Holders have requested to be included are included on a pro rata basis with the securities of any other shareholders who have a contractual right to include their securities in such offering.

     (b)  With respect to any underwriting of shares to be registered under
Section 2, or an underwriting of shares to be registered under Section 11 if the Holders of a majority of the then outstanding Registrable Securities have requested registration thereunder, such Holders shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Corporation. In all other circumstances under such Sections and in connection with registrations under Section 3, the Corporation shall have the right to designate the managing underwriter or underwriters; subject to the consent of the Holders of a majority of the Registrable Securities participating in the underwriting. In any such case, such consent shall not be unreasonably withheld or delayed.

     9.   Delay of Registration.  No Holder shall have any right to take any
          ---------------------
action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     10.  Indemnification.  In the event any Registrable securities are included
          ---------------
in a registration statement under this Agreement:

     (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Corporation of any rule or regulation promulgated under the Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

     (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, and any underwriter for the Corporation (within the meaning of the Act) against any losses, claims, damages or liabilities to which the corporation or any such director, officer, controlling person or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided further that no Holder shall have any liability under this Section 10(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly, of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 10.

     11.  Registrations on Form S-3.
          -------------------------

     (a) If (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from the Holder or Holders of at least twenty-five percent (25%) of the then outstanding Registrable Securities that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed Two Million Dollars ($2,000,000), and (ii) the corporation is a registrant entitled to use Form S-3 to register such shares, then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

     (b) All expenses (excluding underwriters' discounts and commissions) incurred in connection with the first two registrations requested pursuant to
Section 11(a), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of one special counsel to the selling Holder or Holders and counsel to the Corporation, shall be borne by the Corporation. All such expenses for registrations pursuant to Section 11(a) after the first two such registrations shall be borne by the Corporation, except that the selling Holders shall pay all fees of their legal counsel, if any, in connection therewith.

     (c) Holders' rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3 of this Agreement.

     12.  Reports Under Securities Exchange Act of 1934.  With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the corporation agrees to use its best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

     (b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

     (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     13.  Limitations in Connection with Future Grants of Registration Rights.
          -------------------------------------------------------------------
Without the prior written consent of the Holder or Holders of a majority of the then outstanding Registrable Securities issued or issuable upon conversion of the Series B Preferred Stock, the Corporation shall not grant rights to cause the Corporation to register any of its securities to any person or entity.

     14.  Transfer of Registration Rights.  The registration rights of any
          -------------------------------
Investor (and of any permitted transferee of any Investor or its permitted transferees) under this Agreement with respect to any shares of Registrable Securities may be transferred to any Affiliate of such Investor or such permitted transferee, or to any transferee who acquires (otherwise than in a registered public offering) at least five percent (5%) of the Registrable Securities held or acquired as of the date hereof by such Investor, provided, however, that the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned. For such purpose, an "Affiliate" of any Investor (or any such transferee) means any partner of such Investor (or transferee) if it is a partnership, or any person or entity that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Investor or transferee.

     15.  Mergers, Etc.  The Corporation shall not, directly or indirectly,
          ------------
enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Act.

     16.  Accession.  Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" for all purposes of this Agreement.

     17.  Notices.  All notices, requests, consents and other communications
          -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail, postage prepaid, or by any internationally recognized courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          (i)  if to the Corporation, to:

               Sequenom, Inc.
               c/o TVM Techno Venture Management
               101 Arch Street
               Suite 1950
               Boston, MA 02110
               Attention: President

               with a copy to:

               David R. Pierson, Esq.
               Foley, Hoag & Eliot
               One Post office Square
               Boston, Massachusetts 02109

          (ii) if to the Investors (or their transferees), to their respective last known address or their respective address, if any, appearing in the books of the Corporation.

     18.  Miscellaneous.
          -------------

     (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

     (b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the Holders of at least eighty-five percent (85%) in voting power of the then outstanding Registrable Securities issued or issuable upon conversion of the Series B Preferred Stock to be bound thereby.

     (c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     (d) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a contract under seal as of the date first written above.

                                   SEQUENOM, INC.

                                   By:  ________________________________________

                                SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of __________ __, 1995, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this __ day of __________, 1995.


                                        ________________________________________
                                        (print name)

                                        By:    _________________________________

                                        Title: _________________________________

                                        Address: _______________________________

                                 EXHIBIT 4.16B
                                 -------------

                           Form of Voting Agreement
                           ------------------------

                                VOTING AGREEMENT

     Agreement made as of December 22, 1995 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); Hubert Koster, Nola E. Masterson and Robert E. Patterson (the "Founders"); TVM Techno Venture Enterprises No. II Limited Partnership, TVM Intertech Limited Partnership TVM Zweite Beteiligung-U.S. Limited Partnership, TVM Eurotech Limited Partnership, TVM Techno Venture Investors No. 1 Limited Partnership and *** (the "Original Investors"); the purchasers of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share ("Series B Preferred Stock"), pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including Boston University Nominee Partnership ("BU") and any Additional Investors as defined in the Purchase Agreement (all such purchasers of Series B Preferred Stock under the Purchase Agreement being referred to as the "Investors," and all such Founders, Original Investors and Investors being referred to as the "Stockholders").

                                   AGREEMENT
                                   ---------

     In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.   Board of Directors.  The Stockholders agree to vote all shares of the
          ------------------
Corporation's Common Stock, $.001 par value per share ("Common Stock"), Series A Convertible Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), Series B Preferred Stock and any other class of voting security of the Corporation (the "Shares") now or hereafter owned or controlled by them, and otherwise to use their respective best efforts as stockholders of the Corporation, to set the number of directors of the Corporation at seven and to elect as directors, on the date of this Agreement and in any subsequent election of directors of the Corporation: the Chief Executive Officer of the Corporation, who shall initially be Randall R. Lunn; one person designated by the Founders, who shall initially be Hubert Koster; one person designated by the Original Investors, who shall initially be Helmut Schuhsler; one person designated by BU, who shall initially be William Golden; one person designated by the Investors, who shall be designated and elected after the date of this Agreement; and two persons who are not employees of the Corporation, who have experience in the Corporation's industry and who are reasonably acceptable to a majority of the other directors, and who shall initially be Nola E. Masterson and Ernst Gunter Afting.

     Any party or parties making director designations (a "Designating Party") shall furnish written notice to the other parties at least 10 days prior to any election of directors of their director-designee or director-designees. In the absence of such notice, the director-designee or director-designees of such Designating Party then serving and previously designated shall be reelected if still eligible to, serve as provided herein. No party hereto shall vote to remove any member of the Board of Directors designated in accordance with the aforesaid procedure unless the Designating Party who designated such director so votes, and if such Designating party so votes then the other parties shall likewise so vote.

     Any vacancy on the Board of Directors created by the resignation, removal, incapacity, or death of any person designated under this Section 1 shall be filled by another person designated

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

by the original Designating Party. The Stockholders shall vote their respective Shares in accordance with such new designation, and any such vacancy shall not be filled in the absence of a new designation by the original Designating Party.

     This Section 1 shall terminate and be of no further force and effect upon the closing of a firm commitment underwritten public offering of Common Stock of the Corporation pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the aggregate gross proceeds to the Corporation from such offering are not less than $10,000,000 and the offering price per share is not less than $4.50, appropriately adjusted to take account of any stock split, stock dividend, combination of shares or similar event.

     In the event that any Designating Party (or its or their respective partners, stockholders and affiliates) owns, in the aggregate, fewer than 200,000 shares of the Corporation's Common Stock, subject to adjustment for stock splits, stock dividends, combinations of shares and similar events, such Designating Party's right to make designations under this Section 1 shall terminate, and the obligation of the other parties under this Section 1 to vote for any members of the Board of Directors designated by such Designating Party shall terminate, but all other obligations of all parties hereunder shall continue unless otherwise terminated. For purposes of this paragraph, in determining the number of shares of Common Stock owned by a Designating Party, ownership by such Designating Party of shares of Series A Preferred Stock and Series B Preferred Stock shall be deemed to be ownership by it of that number of shares of Common Stock into which such shares of Series B Preferred Stock are convertible.

     In the event that any group of Stockholders constituting a Designating Party cannot agree upon a director-designee, the identity of the director-designee of such Designating Party shall be determined by a plurality in voting power of the outstanding capital stock of the Corporation held by such Stockholders.

     In the event that BU shall fail to participate in any future equity financing for the Corporation for its full pro rata share of the portion of such financing purchased by the then-existing institutional investors in the Corporation, (i) BU's right to make designations under this Section 1 shall-terminate, and the obligation of the other parties under this Section 1 to vote for any member of the Board of Directors designated by BU shall terminate, but all other rights and obligations of all parties hereunder, including the right of BU to participate as an Investor in the designation of any person to the Board of Directors, shall continue unless otherwise terminated; and (ii) thereafter the Investors shall have the right to designate two persons for election to the Board of Directors.

     2.   Director Indemnification.  In the event that any director contemplated
          ------------------------
by this Agreement shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Corporation pursuant to its Certificate of Incorporation, By-Laws or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the expenses of such representation shall be reimbursed by the Corporation to the extent provided in or authorized by said Certificate of Incorporation or other provision and permitted by applicable law.

     The Corporation and the Stockholders agree not to take any action to amend any provision of the Certificate of Incorporation or By-Laws of the Corporation relating to indemnification of directors, as presently in effect, without the prior written consent of a majority in voting power of the Investors.

     3.   Accession.  Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" and a "Stockholder" for all purposes of this Agreement.

          4.   Notices.  All notices, requests, consents and other
               -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail, postage prepaid, or by any internationally recognized express courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          (i)  if to the Corporation, to:

               Sequenom, Inc.
               c/o TVM Techno Venture Management
               101 Arch Street
               Suite 1950
               Boston, MA 02110
               Attention: President

               with a copy to:

               David R. Pierson, Esq.
               Foley, Hoag & Eliot
               One Post office Square
               Boston, Massachusetts 02109

          (ii) if to the Stockholders, to their respective last known address or their respective address, if any, appearing in the books of the Corporation.

     5.   Assignment; Binding Effect.  No Designating Party may assign its or
          --------------------------
their rights hereunder. Subject to termination or partial termination as provided in Section 1, this Agreement shall be binding on the parties hereto and their respective legal representatives, successors and permitted assigns and on the transferees of any Shares now owned or hereafter acquired by them.

     6.   Entire Agreement; Amendment and Waiver.  This Agreement contains the
          --------------------------------------
sole and entire understanding of the parties with respect to its subject matter and supersedes all prior negotiations, commitments, agreements and understandings heretofore had among any of them with respect thereto. Without limiting the generality of the foregoing, this Agreement supersedes and replaces the Voting Agreement among the Founders and the Original Investors dated May 26, 1994, which shall no longer have any force or effect. This Agreement may not be changed or terminated or any performance or condition waived, in whole or in part, except by the written agreement of the Corporation and Stockholders or transferees of their rights hereunder holding two-thirds in voting power of the Shares held by the Founders, two-thirds in voting power of the Shares held by the Original Investors, eighty-five percent (85%) in voting power of the Shares held by the Investors, and two-thirds in voting power of the Shares held by the Stockholders or such transferees. A waiver on one occasion shall not constitute a waiver on any further occasion.

     7.   Counterparts.  This Agreement may be executed in more than one
          ------------
counterpart, each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument. Any such counterpart may contain one or more signature pages.

     8.   Applicable Law.  This Agreement shall be governed by, and construed
          --------------
and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     9.   Legend.  Each certificate for Shares shall bear a legend stating in
          ------
substance as follows, and each of the Stockholders shall cause its certificates to be so legended promptly after the execution and delivery of this Agreement:

     The shares of stock represented by this certificate are subject to the terms and provisions of a Voting Agreement dated December 22, 1995 among the Corporation and certain stockholders of the Corporation. The Corporation will furnish a copy of the Voting Agreement to the holder hereof upon written request and without charge.

                                    *  *  *

          IN WITNESS WHEREOF, the parties have executed this Agreement as a contract under seal as of the date-first written above.


                              SEQUENOM, INC.



                              By:___________________________________



                              FOUNDERS:


                              ______________________________________
                              Hubert Koster


                              ______________________________________
                              Nola E. Masterson


                              ______________________________________
                              Robert E. Patterson

                              ORIGINAL INVESTORS:


                              TVM Techno Venture Enterprises
                              No. II Limited Partnership


                              By:___________________________________

                              TVM Intertech Limited Partnership


                              By:___________________________________

                              TVM Zweite  Beteiligung-U.S.
                              Limited Partnership


                              By:___________________________________

                              TVM Eurotech Limited Partnership


                              By:___________________________________


                              TVM Techno Venture Investors
                              No. 1 Limited Partnership


                              By:___________________________________
                                              ***

/***/ Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                            Investor Signature Page
                            -----------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Stock Restriction Agreement dated as of December 22, 1995, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

     EXECUTED this ___ day of ___________, 1995.


                              ______________________________________
                              (print name)


                              By:   ________________________________

                              Title:  ______________________________

                              Address:  ____________________________

                                                                       Exhibit A
                                                                       ---------

                                 SEQUENOM, INC.

                                Voting Agreement

                       Additional Investor Signature Page
                       ----------------------------------


          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor", as defined in the Series B Convertible Preferred Stock Purchase Agreement dated as of ____________ ___, 1995, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of ____________ ___, 1995, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.


          EXECUTED this _____ day of _____________, 1995.



                              ______________________________________
                              (print name)


                              By:___________________________________

                              Title:________________________________

                              Address:______________________________

                                  EXHIBIT 4.19
                                  ------------

                              Related Transactions
                              --------------------


          Loan from the Corporation to Nola Masterson, a director, in the outstanding principal amount of $8,800.

                                  EXHIBIT 4.20
                                  ------------

                             Governmental Consents
                             ---------------------

None.

                                 EXHIBIT 4.23
                                 ------------

                      Commitments from German Government
                      ----------------------------------


See attachment hereto.

Sequenom, Inc. (the "Inc.") and Sequenom Instruments GmbH (the "GmbH")

Description of agreements with Technologie-Beteiligungs-Gesellschaft m.b.H. der Deutschen Ausgleichsbank ("TBG")

1.   The May 1995 "BJTU" Agreement
     -----------------------------

The TBG has provided DM 1 million silent partnership financing to the GmbH, which matches DM 1 million of capital invested in the GmbH by the Inc. The terms of the silent partnership arrangement are as follows:

Interest rate of 6% on the principal amount of the silent partnership loan.

Interest payable beginning June 30, 1997.

Additional compensation as follows:
     9% of any annual profits, beginning with fiscal year 1997, if the profits exceed DM 100,000, up to a maximum compensation amount of 6% of the silent partnership loan.

Principal payment due on December 31, 2005

This agreement has no "downside protection" which is contained in the 1995 agreement.

2.   The December 1995 "BJTU" Agreement
     ----------------------------------

The TBG has committed to provide up to DM 3 million silent partnership financing to the GmbH, which will match up to DM 3 million of capital invested in the GmbH by the Inc. To date the TBG has matched DM 250,000 of capital which has been invested by the Inc.

The terms of the silent partnership arrangement are as follows:

Interest rate of 6% on the principal amount of the silent partnership loan.

Interest payable beginning June 30, 1997.

Additional compensation as follows:
     9% of any annual profits, beginning with fiscal year 1997 if the profits exceed DM 100,000, up to a maximum compensation amount of 6% of the silent partnership loan.

Principal payment due on December 31, 2005

This agreement also contains a "50% downside protection" for the investors in the Inc. as follows: Under certain circumstances, if the Inc. exercises its "put option" to the TBG of its equity interest in the GmbH, the TBG will pay to the Inc. 50% of the amount of the silent partnership.

Description of the grant programs for which Sequenom Instruments GmbH has received approvals:

1. Grant from the "Biotechnology 2000" grant scheme from the Ministry of Research and Technology ("BMBF"):

     The BMBF has approved a grant (which is a non-repayable contribution) in the amount of DM 2.2 million based on the application for the financing of a total research and development project of DM 4.4 million. The grant coverage is therefore 50% of total estimated project cost. The company will call the money quarterly in arrears based on actual cost attributable to the project. The project started on September 1, 1995 and has a duration of three years.

2.   Grant from Freie und Hansestadt Hamburg, (City of Hamburg):

     The City of Hamburg has approved a grant of DM 800,000 based on a list of equipment for Sequenom's laboratory to be purchased after September 1, 1995. Total expected cash outflows for the equipment purchases is DM 1.6. million. Grant coverage is also 50% of estimated cost.

Both grants do not have to be repaid.

                                  EXHIBIT 6.5
                                  -----------

                   Form of opinion of Counsel to Corporation
                   -----------------------------------------

                      [LETTERHEAD OF FOLEY, HOAG & ELIOT]

                               December 22, 1995


To the Persons listed in the Schedule
of Investors to the Series B
Convertible Preferred Stock Purchase
Agreement dated as of December 22, 1995

Gentlemen:

     We are counsel to Sequenom, Inc., a Delaware corporation (the "Corporation"). This opinion is rendered to you pursuant to Section 6.5 of the Series B Convertible Preferred Stock Purchase Agreement (including the exhibits thereto, the "Agreement") dated as of December 22, 1995, among the Corporation and each of you relating to the issuance and sale by the Corporation to you of 2,333,333 shares (the "Initial Shares") of its Series B Convertible Preferred Stock, par value $.001 per share (the "Transaction"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     In connection with our rendering this opinion, we have reviewed (i) the Certificate of Incorporation and By-Laws of the Corporation, each as amended to date; (ii) a certificate issued by the Secretary of State of the State of Delaware on December 15, 1995, with respect to the due incorporation, legal existence and good standing of the Corporation in the State of Delaware (the "Legal Existence Certificate"); (iii) a certificate issued by the Secretary of State of The Commonwealth of Massachusetts on December 15, 1995, with respect to the qualification of the Corporation to do business in Massachusetts (the "Foreign Qualification Certificate"); (iv) counterparts of the Agreement and the related Registration Rights Agreement of even date herewith (the "Registration Rights Agreement"); and (v) originals or copies, certified or otherwise, identified to our satisfaction, of such other documents, certificates, instruments and corporate records that we considered necessary for the purposes of this opinion.

     In rendering the opinion expressed herein, we have also examined and have relied completely as to matters of fact upon the representations and warranties made by the Corporation and each of you in the Agreement, the Registration Rights Agreement and the other agreements, instruments and documents delivered in connection with the Initial Closing; and we have assumed the completeness and accuracy of all factual matters described in such representations and warranties.

     We have not, except as specifically noted above, made any independent review or investigation of facts relating to the Corporation, including but without limiting the generality of the foregoing, any investigation as to the existence of any actions, suits or proceedings pending or threatened against the Corporation or notes, indentures, mortgages, leases, contracts, instruments, documents, agreements, judgments, injunctions, orders, writs or decrees to which

To the Persons listed in the Schedule
of Investors to the Series B
Convertible Preferred Stock Purchase
Agreement dated as of December 22, 1995

the Corporation is a party, which are binding upon the Corporation or which might result in the imposition of any lien or other encumbrance on any asset of the Corporation.

     We have assumed the authenticity and completeness of all documents furnished to us as originals, the genuineness of all signatures, the legal capacity of natural persons, and the conformity to the originals of all documents furnished to us as copies.

     In rendering the opinions expressed in paragraph 1 below with respect to the due incorporation, legal existence and good standing of the Corporation in Delaware and in paragraph 2 below with respect to the qualification of the Corporation to do business in The Commonwealth of Massachusetts, we have relied solely on the Legal Existence Certificate and the Foreign Qualification Certificate, respectively.

     You have not asked us to pass upon your power and authority to enter into the Agreement or the Registration Rights Agreement. Accordingly, for the purposes of this opinion, we have assumed that you have all requisite power and authority to enter into the Agreement and the Registration Rights Agreement and to effect the transactions contemplated thereby, and that each of the Agreement and the Registration Rights Agreement constitutes the valid and legally binding obligation of all parties thereto other than the Corporation.

     We have made such examination of Massachusetts and federal Law and of the General Corporation Law of Delaware as we deem necessary for the purposes of this opinion. We do not purport to pass herein on the laws of any state or jurisdiction other than the United States of America and The Commonwealth of Massachusetts, and as to its General Corporation Law only, the State of Delaware.

     The opinions herein expressed are qualified to the extent that (i) the validity or enforceability of any provisions of any agreement or instrument or of any rights granted thereunder may be subject to or affected by any bankruptcy, reorganization, insolvency, moratorium or similar law from time to time in effect and relating to or affecting the rights or remedies of creditors generally, (ii) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion; and (iii) a court may apply equitable principles in construing or enforcing the provisions of any agreement or instrument.

     The phrase "of which we have knowledge" means the actual knowledge of the lawyer signing this opinion letter and the other lawyers in our office who have had active involvement in negotiating the Transaction and preparing the Agreement and the Registration Rights Agreement.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to carry on its business as it is currently being conducted.

To the Persons listed in the Schedule
of Investors to the Series B
Convertible Preferred Stock Purchase
Agreement dated as of December 22, 1995

     2. The Corporation is qualified to do business in The Commonwealth of Massachusetts.

     3. The execution and delivery of the Agreement and the Registration Rights Agreement and the performance by the Corporation of its obligations thereunder have been duly authorized by all necessary corporate action on the part of the Corporation and do not violate or cause any default under any provision of (i) the Corporation's Certificate of Incorporation or By-Laws, or (ii) except where any such violation or default would not have a material adverse effect on the Corporation, any note, indenture, mortgage, lease, contract or other instrument, document or agreement to which the Corporation is a party and of which we have knowledge, or any writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body to which the Company is a party and of which we have knowledge. Each of the Agreement and the Registration Rights Agreement constitutes a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms; provided, however, that we express no opinion as to the enforceability of the indemnification provisions contained in Section 10 of the Registration Rights Agreement.

     4. The sale of Initial Shares to each of you is not required to be registered under the Securities Act of 1933 or the Massachusetts Uniform Securities Act.

     5. Upon receipt by the Corporation of the purchase price therefor, the Initial Shares will be validly issued, fully-paid and non-assessable.

     6. No authorization, consent, approval or other order of, declaration to, or filing with, any governmental agency or body is required to be made or obtained by the Corporation for or in connection with the valid and lawful authorization, execution and delivery by the Corporation of the Agreement and the Registration Rights Agreement, for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Initial Shares or for or in connection with the valid and lawful authorization, reservation, issuance, sale and delivery of the Reserved Shares to be issued upon the conversion of the Initial Shares, except such exemptive filings, if any, as are required to be made under applicable securities laws.

                                        Very truly yours,

                                        FOLEY, HOAG & ELIOT

                                       3